UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐	Soliciting Material Pursuant to §240.14a-12

THE J. M. SMUCKER COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE J. M. SMUCKER COMPANY

2017 Proxy Statement and

Notice of Annual Meeting of Shareholders

Annual Meeting

Wednesday, August 16, 2017

11:00 a.m., Eastern Time

The Ritz-Carlton

1515 West Third Street, Cleveland, Ohio 44113

June 30, 2017

Dear Shareholder:

It is our pleasure to invite you to attend The J. M. Smucker Company’s Annual Meeting of Shareholders on Wednesday, August 16, 2017. The annual meeting will begin at 11:00 a.m., Eastern Time, at The Ritz-Carlton, 1515 West Third Street, Cleveland, Ohio 44113.

Included with this letter is a Notice of the 2017 Annual Meeting of Shareholders and the proxy statement, which is first being mailed to our shareholders on or about June 30, 2017. Please review this material for information about the nominees named in the proxy statement for election as Directors and the Company’s appointed independent registered public accounting firm. In addition, details regarding executive officer and Director compensation, corporate governance matters, and the business to be conducted at the annual meeting are also described.

Whether or not you plan to attend the annual meeting, please cast your vote, at your earliest convenience, as instructed in the Notice of Internet Availability of Proxy Materials or in the proxy card. Your vote is very important. Your vote before the annual meeting will ensure representation of your common shares at the annual meeting even if you are unable to attend.

We look forward to sharing more information with you about The J. M. Smucker Company and the value of your investment at the annual meeting.

Sincerely,

Timothy P. Smucker	Richard K. Smucker	Mark T. Smucker

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON AUGUST 16, 2017

This proxy statement and the 2017 Annual Report are available at www.proxyvote.com

Notice of 2017 Annual Meeting

of Shareholders

Wednesday, August 16, 2017

11:00 a.m., Eastern Time

The Ritz-Carlton

1515 West Third Street Cleveland, Ohio 44113

The Annual Meeting of Shareholders of The J. M. Smucker Company (the “Company,” “we,” “us,” or “our”) will be held for the following purposes:

1.	To elect as Directors the thirteen nominees named in the proxy statement and recommended by the Board of Directors (the “Board”) whose term of office will expire in 2018;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2018 fiscal year;

3.	To approve, on a non-binding, advisory basis, the Company’s executive compensation as disclosed in these proxy materials;

4.	To hold an advisory vote on the frequency of holding future advisory votes on executive compensation;

5.	To vote on the shareholder proposal contained in the proxy statement, if properly presented at the annual meeting; and

6	To consider and act upon any other matter that may properly come before the annual meeting.

Shareholders of record at the close of business on June 19, 2017 are entitled to vote at the annual meeting. You may cast your vote via the Internet, as instructed in the Notice of Internet Availability of Proxy Materials, or if you received your proxy materials by mail, you may also vote by mail or by telephone.

All shareholders are invited to attend the annual meeting. However, seating at the annual meeting will be on a first-come, first-served basis, and we cannot guarantee seating for all shareholders.

Jeannette L. Knudsen

Senior Vice President, General Counsel and Secretary

PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. You should read the entire proxy statement before casting your vote.

PERFORMANCE HIGHLIGHTS

*	Please see the footnote included in the “Fiscal Year 2017 Financial Performance” section on page 41 of this proxy statement. For a reconciliation of free cash flow to cash provided by operating activities and adjusted earnings per share (as modified) to GAAP earnings per share, see Appendix A. For a description of how we calculate adjusted earnings per share (as modified) and free cash flow, see Management’s Discussion and Analysis in our Annual Report to Shareholders, which can be found on our website at www.jmsmucker.com/investor-relations.

2017 Annual Meeting of Shareholders

When: August 16, 2017

Where: The Ritz-Carlton, 1515 West Third Street, Cleveland, Ohio 44113

You are entitled to vote at the meeting if you were a holder of record of our common stock at the close of business on June 19, 2017. Please see page 7 for instructions on how to vote your shares.

The J. M. Smucker Company     2017 Proxy Statement    1

PROXY SUMMARY

Voting Recommendations of the Board

Proposal	Proposal Summary	FOR	AGAINST	Page
1	Election of the Board nominees named in this proxy statement with terms expiring at the 2018 annual meeting of shareholders	✓		20
2	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2018 fiscal year	✓		36
3	Advisory approval of the Company’s executive compensation	✓		37
4	Advisory approval on the frequency of holding future advisory votes on executive compensation	Every Year		39
5	Shareholder proposal requesting that the Company issue a renewable energy sourcing and/or production report by January 2018		✓	76

Director Nominees

The following table provides summary information about each of our director nominees. This year’s nominees include two new nominees: Kirk L. Perry and Dawn C. Willoughby.

				Board Committees

Name	Age	Director Since	Professional Background	Inde- pendent	AC	ECC	NCGC	Other Public Company Boards
Kathryn W. Dindo	68	1996	Retired Vice President and Chief Risk Officer, FirstEnergy Corp.	✓	C, F	✓		ALLETE, Inc.
Paul J. Dolan	58	2006	Chairman and CEO, Cleveland Indians	✓		✓		MSG Networks Inc.
Jay L. Henderson	61	2016	Retired Vice Chairman, Client Service, PricewaterhouseCoopers LLP	✓	F			Illinois Tools Works Inc. Northern Trust Corp.
Nancy Lopez Knight	60	2006	Founder, Nancy Lopez Golf Company	✓			✓
Elizabeth Valk Long	67	1997	Former Executive Vice President, Time, Inc.	✓	✓	C		Edgewell Personal Care Co.
Gary A. Oatey	68	2003	Executive Chairman, Oatey Co.	✓			C
Kirk L. Perry	50	2017	President, Brand Solutions Google Inc.	✓		✓		e.l.f. Beauty, Inc.
Sandra Pianalto	62	2014	Retired President and CEO, Federal Reserve Bank of Cleveland	✓	F			Eaton Corporation PLC Prudential Financial Inc.
Alex Shumate	67	2009	Managing Partner, North America, Squire Patton Boggs (US) LLP	✓			✓	CyrusOne Inc.
Mark T. Smucker	47	2009	President and CEO, The J. M. Smucker Company
Richard K. Smucker	69	1975	Executive Chairman, The J. M. Smucker Company
Timothy P. Smucker	73	1973	Chairman Emeritus, The J. M. Smucker Company
Dawn C. Willoughby	48	2017	Executive Vice President and Chief Operating Officer The Clorox Company	✓			✓
AC = Audit Committee ECC = Executive Compensation Committee NCGC = Nominating and Corporate Governance Committee						C = Committee Chair F = Financial Expert

2    The J. M. Smucker Company     2017 Proxy Statement

PROXY SUMMARY

Governance Highlights

Our Governance Philosophy

We place a strong focus on our governance practices and continually evaluate our practices, taking into consideration evolving expectations and the perspectives of our shareholders. We would like to share with you, our shareholders, our governance activities over this past year, along with some of our key governance practices and perspectives.

The Makeup of our Board

We consider on a regular basis the skills and expertise of our Directors, along with our Board makeup, to ensure we have the right individuals to fulfill the Board’s responsibilities of strategic oversight, succession planning, compliance oversight, and risk management. We continually consider new Director candidates, and we utilized the assistance of an external search firm to identify new potential candidates this year. In developing our Director criteria, we considered feedback from interviews with our Board and management, input from key external advisors, and interviews with our investors conducted by an external third party. We decided to increase the size of our Board to accommodate the addition of two new Directors for fiscal year 2018 who will bring strong expertise and insights in the areas of operations, marketing, digital media, sustainability, and consumer goods industry. We believe that it is important to maintain the continuity of our Board by retaining long-tenured Directors while also adding additional Directors who provide new insights and bring different expertise and experiences to the Board. Mark Smucker and his leadership team are highly qualified to execute our strategy and to continue our Company’s long history of generating attractive returns for our shareholders, and our Directors will help to support these efforts and provide guidance based on their deep knowledge of our Company and its strategic vision, product categories, innovation platforms, risks, and opportunities.

We also believe that periodic rotations of our Directors are important. Since 2013, we have added four new Directors to our Board and had three individuals representing the sellers of Big Heart Pet Brands (“Big Heart”) serve as observers on our Board. We will continue to consider the appropriate timing for Director rotations to ensure we have the appropriate mix of skills based on our strategic goals and challenges, and to ensure we maintain a diverse Board in regards to expertise, age, gender, and ethnicity, because a strong, diverse Board provides differing perspectives that yield better decisions.

To facilitate our Director succession planning, we plan to rotate and appoint new Committee members and chairs for the Audit, Executive Compensation, and Nominating and Corporate Governance Committees commencing in August 2017. We are developing an improved program to orient new Committee members, and we will continue to provide on-going education sessions for all our Directors. We also encourage our Directors to attend at least one external director educational session each year, and the Company provides reimbursement of expenses for such sessions.

We consider the ratio between independent and non-independent Directors and will have 10 independent Directors and 3 non-independent Directors if our current Director nominees are elected. Since 2015, we have reduced the number of non-independent Directors from 5 members to 3 members. The 3 non-independent Directors are all Smucker family members, and we believe that including Smucker family members strengthens our Board because of their deep knowledge of the Company, their commitment to the Company and its Basic Beliefs, their passion for ensuring continued growth for the Company bearing their namesake, and their vested interest in ensuring shareholder value.

The J. M. Smucker Company     2017 Proxy Statement    3

PROXY SUMMARY

How We View Risk Management

Our Company has always understood the importance of having strong compliance and enterprise risk management practices to protect our business and employees. In fact, Ethics is one of our Basic Beliefs and is core to our culture. Over the past several years, we have taken a more formal approach to managing these two important areas and have expanded the Compliance and Enterprise Risk functions to bring additional focus and visibility to our management and the Board. The functions report to the Senior Vice President, General Counsel and Secretary, and the Vice Chairman and Chief Financial Officer provides additional leadership and guidance for the Enterprise Risk function. We believe that these leaders have the appropriate expertise and visibility within the organization to best develop and execute these programs, and such individuals have strong relationships and trust with, as well as direct access to, our Board. This year, we completed an in-depth analysis of our enterprise risks led by our Enterprise Risk team, with input from leadership and numerous cross-functional teams. Leaders within our organization have been assigned responsibility for each key risk identified, and we have developed a system for monitoring and reporting these risks to the Board and its Committees. Each Committee is assigned responsibility for specific risks, which we have outlined in our Committee charters and which are further described in this proxy statement.

Our Corporate Responsibility Philosophy

Our philosophy of corporate responsibility builds upon the wisdom of our founder, J.M. Smucker, a deeply principled man also known for his forward thinking. For our Company, being responsible means doing the right things and doing things right for our consumers, customers, employees, suppliers, communities, and shareholders. We take our responsibility as global citizens seriously, and with our Basic Beliefs as guideposts and a continuous improvement mindset, we strive to have a positive impact on the lives and livelihoods of those we serve. We consider environmental, economic, and social sustainability to be among our many responsibilities as a good corporate citizen. We have recently issued our seventh Corporate Responsibility Report, which provides an update on the progress we have achieved in our sustainability strategy that calls for us to create a better tomorrow by focusing on: preserving our culture, ensuring our long-term economic viability, driving positive environmental impact, and being socially responsible. We are proud to advance our business goals without sacrificing our respect for the environment and support for the communities we serve. Over the past year, we have made progress in such areas as responsible sourcing, sustainable agriculture, environmental responsibility, and community impact. To learn more, we invite you to read our Corporate Responsibility Report on our website at www.jmsmucker.com.

KEY GOVERNANCE PRACTICES

✓   Annual election of all Directors

✓   Majority voting standard for all Directors

✓    No cumulative voting for election of Directors

✓    Separation of the Chairman and Chief Executive Officer role

✓   All Directors attend all Committee meetings on a regular basis

✓    Annual Board and Committee self-assessment evaluations

✓   Executive sessions of independent Directors are scheduled at the end of each regular Board and Committee meeting

✓    Directors have complete access to management

✓    Director and officer stock ownership guidelines have been adopted

✓   “No hedging” and “no pledging” stock policies have been adopted

✓    Strategic and business reviews provided at every Board meeting

✓   Annual advisory vote on executive compensation

✓    Independent compensation consultant

✓    Peer group benchmarking to median pay

✓    Clawback policy

✓   Annual compensation risk assessment

4    The J. M. Smucker Company     2017 Proxy Statement

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 16, 2017

PROXY SOLICITATION AND COSTS

We are furnishing this document to you in connection with the solicitation by our Board of the enclosed form of proxy for our annual meeting to be held on August 16, 2017. In addition to solicitation by mail, we may solicit proxies in person, by telephone, facsimile, or e-mail. We will bear all costs of the proxy solicitation and have engaged a professional proxy solicitation firm, D.F. King & Co., Inc., to assist us in soliciting proxies. We will pay a fee of approximately $15,000, plus expenses, for such services.

We pay for the preparation and mailing of the Notice of 2017 Annual Meeting of Shareholders and proxy statement, and we have also made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of this proxy statement and other annual meeting materials to the beneficial owners of our common shares at our expense. This proxy statement is dated June 30, 2017, and is first being mailed to our shareholders on or about June 30, 2017.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

You received these proxy materials because you are a shareholder of the Company. The Board is providing these proxy materials to you in connection with our annual meeting to be held on August 16, 2017. As a shareholder of the Company, you are entitled to vote on the important proposals described in this proxy statement. Since it is not practical for all shareholders to attend the annual meeting and vote in person, the Board is seeking your proxy to vote on these matters.

What is a proxy?

A proxy is your legal designation of another person (“proxy”) to vote the common shares you own at the annual meeting. By completing and returning the proxy card(s), which identifies the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your common shares as you have instructed. By voting via proxy, each shareholder is able to cast his or her vote without having to attend the annual meeting in person.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your common shares in different ways (e.g., trusts, custodial accounts, joint tenancy) or in multiple accounts. If your common shares are held by a broker or bank (i.e., in “street name”), you will receive your proxy card and other voting information from your broker, bank, trust, or other nominee. It is important that you complete, sign, date, and return each proxy card you receive, or vote using the telephone, or by using the Internet (as described in the instructions included with your proxy card(s) or in the Notice of Internet Availability of Proxy Materials).

Why didn’t I receive paper copies of the proxy materials?

As permitted by the Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our annual report available to our shareholders electronically via the Internet. We believe this delivery method expedites your receipt of materials, while also lowering costs and reducing the environmental impact of our annual meeting. The Notice of Internet Availability of Proxy Materials contains instructions on how to access this proxy statement and our annual report and how to vote online.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one in accordance with the instructions provided in the notice. The Notice of Internet Availability of Proxy Materials has been mailed to shareholders on or about June 30, 2017 and provides instructions on how you may access and review the proxy materials on the Internet.

The J. M. Smucker Company     2017 Proxy Statement    5

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the record date and what does it mean?

The Board has established June 19, 2017 as the record date for the annual meeting of shareholders to be held on August 16, 2017. Shareholders who own common shares of the Company at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

What is the difference between a “registered shareholder” and a “street name shareholder”?

These terms describe how your common shares are held. If your common shares are registered directly in your name with Computershare Investor Services, LLC (“Computershare”), our transfer agent, you are a “registered shareholder.” If your common shares are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a “street name shareholder.”

How many common shares are entitled to vote at the annual meeting?

As of the record date, there were 113,403,782 common shares outstanding and entitled to vote at the annual meeting.

How many votes must be present to hold the annual meeting?

A majority of the Company’s outstanding common shares as of the record date must be present in order for us to hold the annual meeting. This is called a quorum. Broker “non-votes” and abstentions are counted as present for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a nominee, such as a bank or broker holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power for the particular item and has not received instructions from the beneficial owner. Proposal 2 is the only routine matter on this year’s ballot that may be voted on by brokers.

Who will count the votes?

A representative from Broadridge Financial Solutions, Inc. (“Broadridge”), or its designee, will determine if a quorum is present, tabulate the votes, and serve as our inspector of election at the annual meeting.

What vote is required to approve each proposal?

Under our Amended Articles of Incorporation (the “Articles”), shareholders may be entitled, on certain matters, to cast ten votes per share with regard to certain common shares and only one vote per share with regard to others. The total voting power of all of the common shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership of common shares not held as of record in the name of individuals. There are no proposals on this year’s ballot for which the ten-votes- per-share provisions apply.

Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will not be counted as votes cast “for” or “against” a candidate and will have no effect with regard to the election of Directors in Proposal 1 (See “Corporate Governance—Director Resignation Policy”). In addition, abstentions, broker non-votes (if any), and shares not in attendance and not voted at the annual meeting will not be counted as votes cast “for” or “against” Proposals 2, 3, 4, or 5 and, therefore, will have no effect on the vote for those proposals.

Proposal 1: Because this is an uncontested election, a candidate will be elected as a Director only if the votes cast for the candidate exceed the votes cast against the candidate, based upon one vote for each common share owned as of the record date. A plurality voting standard would be used if this were a contested election. Under the plurality voting standard, the candidates receiving the most “for” votes would be elected.

6    The J. M. Smucker Company     2017 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Under our Director resignation policy, in an uncontested election, any nominee for Director who receives a greater number of “against” votes than “for” votes is required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”). We have provided more information about our Director resignation policy under the heading “Corporate Governance—Director Resignation Policy.”

Proposal 2:    The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to ratify the appointment of the Independent Registered Public Accounting Firm (the “Independent Auditors”).

Proposal 3:    The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to approve, on an advisory basis, the Company’s executive compensation. This vote is advisory and not binding on the Company, the Board, or the Executive Compensation Committee of the Board (the “Compensation Committee”) in any way. To the extent there is any significant vote against the executive compensation as disclosed in this proxy statement, the Board and the Compensation Committee will evaluate what actions, if any, may be necessary to address the concerns of shareholders. Under the Articles, shareholders are entitled to cast ten votes per share on any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement. Because the vote on this proposal is a non-binding, advisory vote, we have determined that such ten-votes-per-share provisions will not apply to this proposal.

Proposal 4:    The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to approve, on an advisory basis, the frequency of holding future advisory votes on executive compensation. Shareholders may vote in favor of holding future advisory votes on executive compensation every year, every two years, or every three years, or shareholders may choose to abstain. If the holders of a majority of the votes cast on this proposal do not approve the Board’s recommendation to have an annual vote, then the option receiving the highest number of votes will be deemed the frequency selected by the shareholders. In such case, the Board may decide that it is in the best interests of shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by shareholders. Under the Articles, shareholders are entitled to cast ten-votes-per-share on any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement. Because the vote on this proposal is a non-binding, advisory vote, we have determined that such ten-votes-per-share provisions will not apply to this proposal.

Proposal 5:    The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to approve the shareholder proposal requesting that the Company issue a report by January 2018 analyzing and proposing how the Company can increase its renewable energy sourcing and/or production.

Where will I be able to find voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will also publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the annual meeting.

How do I vote my common shares?

If you are a registered shareholder and you received your proxy materials by mail, you can vote your shares in one of the following manners:

•	by attending the annual meeting and voting;

•	by completing, signing, dating, and returning the enclosed proxy card(s);

•	by telephone, by calling 1-800-690-6903; or

•	by using the Internet and accessing www.proxyvote.com.

The J. M. Smucker Company     2017 Proxy Statement    7

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Please refer to the specific instructions set forth on the proxy card(s) that you received. If you are a registered shareholder and you received a Notice of Internet Availability of Proxy Materials, you can vote your shares in one of the following manners:

•	by attending the annual meeting and voting;

•	by using the Internet and accessing www.proxyvote.com; or

•	by mail if you request a paper copy of the materials by calling 1-800-579-1639.

Please refer to the specific instructions set forth in the Notice of Internet Availability of Proxy Materials.

If you are a street name shareholder, your broker, bank, trustee, or other nominee will provide you with materials and instructions for voting your common shares. If you wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy obtained from your broker, bank, trust, or other nominee to the annual meeting in order to vote in person.

Can I change my vote after I have mailed in my proxy card(s) or submitted my vote using the Internet or telephone?

Yes, if you are a registered shareholder and you received your proxy materials by mail, you can change your vote in any one of the following ways:

•	sending a written notice to our Corporate Secretary that is received prior to the annual meeting and stating that you revoke your proxy;

•	signing, dating, and submitting a new proxy card(s) to Broadridge so that it is received prior to the annual meeting;

•	voting by telephone or by using the Internet prior to the annual meeting in accordance with the instructions provided with the proxy card(s); or

•	attending the annual meeting and voting in person.

Yes, if you are a registered shareholder and you received a Notice of Internet Availability of Proxy Materials, you can change your vote in any one of the following ways:

•	sending a written notice to our Corporate Secretary that is received prior to the annual meeting and stating that you revoke your proxy;

•	voting by using the Internet prior to the annual meeting, in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials;

•	attending the annual meeting and voting in person; or

•

requesting a paper copy of the materials by calling 1-800-579-1639, and then signing and dating the proxy card(s) and submitting the proxy card(s) to Broadridge so that it is received prior to the annual meeting.

Your mere presence at the annual meeting will not revoke your proxy. You must vote in person at the annual meeting in order to revoke your proxy.

If you are a street name shareholder, you must contact your broker, bank, trust, or other nominee in order to revoke your proxy.

How will my proxy be voted?

If you complete, sign, date, and return your proxy card(s) or vote by telephone or by using the Internet, your proxy will be voted in accordance with your instructions. If you sign and date your proxy card(s) but do not indicate how you want to vote, your common shares will be voted for each of the proposals as the Board recommends.

8    The J. M. Smucker Company     2017 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What if my common shares are held in “street name” by my broker?

You should instruct your broker how you would like to vote your shares by using the written instruction form and envelope provided by your broker. If you do not provide your broker with instructions, under the rules of the New York Stock Exchange (the “NYSE”), your broker may, but is not required to, vote your common shares with respect to certain “routine” matters. However, on other matters, when the broker has not received voting instructions from its customers, the broker cannot vote the shares on the matter and a “broker non-vote” occurs. Proposal 2 is the only routine matter on this year’s ballot to be voted on by our shareholders. Proposals 1, 3, 4, and 5 are not considered routine matters under the NYSE rules. This means that brokers may not vote your common shares on such proposals if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted. If you hold your common shares in your broker’s name and wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy to the annual meeting in order to vote in person.

What are the Board’s recommendations on how I should vote my common shares?

The Board recommends that you vote your common shares as follows:

Proposal	Proposal Summary	FOR	AGAINST
1	Election of the Board nominees named in this proxy statement with terms expiring at the 2018 annual meeting of shareholders	✓
2	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2018 fiscal year	✓
3	Advisory approval of the Company’s executive compensation	✓
4	Advisory approval on the frequency of holding future advisory votes on executive compensation	Every Year
5	Shareholder proposal requesting that the Company issue a renewable energy sourcing and/or production report by January 2018		✓

Does the Company have cumulative voting?

No. In 2009, the shareholders of the Company amended the Articles to eliminate cumulative voting.

Who may attend the annual meeting?

All shareholders are eligible to attend the annual meeting. However, only those shareholders of record at the close of business on June 19, 2017 are entitled to vote at the annual meeting.

Do I need an admission ticket to attend the annual meeting?

Admission tickets are not required to attend the annual meeting. If you are a registered shareholder, properly mark your proxy to indicate that you will be attending the annual meeting. If you hold your common shares through a nominee or you are a street name shareholder, you are required to bring evidence of share ownership to the annual meeting (e.g., account statement, broker verification). Seating at the annual meeting will be on a first-come, first-served basis, and we cannot guarantee seating for all shareholders.

What type of accommodations can the Company make at the annual meeting for people with disabilities?

We can provide reasonable assistance to help you participate in the annual meeting if you notify the Corporate Secretary at The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667, at least two weeks prior to the annual meeting about your disability and how you plan to attend.

The J. M. Smucker Company     2017 Proxy Statement    9

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Who can answer my questions?

If you need additional copies of the proxy materials, you should contact:

Broadridge Financial Solutions, Inc.

51 Mercedes Way

Edgewood, New York 11717

Call Toll Free: 1-866-602-0762

If you have any questions about the proxy materials or the annual meeting, or need assistance in voting your common shares, you should contact:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Call Toll Free: 1-877-536-1562

Call Collect: 212-269-5550

If you have any questions about the proxy materials or the annual meeting, you may also contact:

Shareholder Services

The J. M. Smucker Company

One Strawberry Lane

Orrville, Ohio 44667

Telephone: 330-684-3838

Call Toll Free: 1-866-362-5369

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Corporate Governance Guidelines

Our Corporate Governance Guidelines (the “Guidelines”) are designed to formalize the Board’s role and to confirm its independence from management and its role of aligning management and Board interests with the interests of shareholders. The Guidelines provide in pertinent part that:

•	a majority of Directors will be “independent,” as set forth under the rules of the NYSE and the SEC, and as further set forth in the Guidelines;

•

all members of the Nominating Committee, the Compensation Committee, and the Audit Committee (collectively, the “Committees”) will be “independent,” and there will be at least three members on each of the Committees;

•

the “independent” Directors will meet in executive session on a regular basis in conjunction with regularly scheduled Board meetings (other than the meeting held on the day of the annual meeting), and such meetings will be chaired by the Chair of each of the Committees for each Committee executive session and by the Chair of each of the Committees on a rotating term of one year for each Board executive session;

•	the Board and each of the Committees will conduct an annual self-evaluation;

•

all non-employee Directors will own a minimum amount of the Company’s common shares as established in our Stock Ownership Guidelines for Directors and Executive Officers, which currently require that non-employee Directors own common shares with a value of no less than five times the annual cash retainer paid to each non-employee Director and that each non-employee Director should strive to attain this ownership threshold within five years of joining the Board;

•	each Director will attend at least 75% of all regular and special Board meetings;

•	absent specific action by the Directors, non-employee Directors will not be eligible for nomination after attaining age 72;

•	each Director will advise the Executive Chairman whenever he or she accepts an invitation to serve on another public company board;

•

each Director will advise the Nominating Committee, and offer to resign, if his or her primary professional position or responsibility materially changes to provide the Board an opportunity to review the qualifications of the Director;

•	each Director will not serve concurrently on more than three public company boards, including the Company, without prior, unanimous consent of the Board; and

•

the Corporate Secretary will provide all new Directors with materials and training in our Director orientation program and will also provide such additional Director training and orientation as appropriate.

The Guidelines are posted on our website at www.jmsmucker.com. A copy of the Guidelines is available free of charge to any shareholder who submits a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

Shareholder Recommendations for Director Nominees

The Nominating Committee is responsible for identifying, evaluating, and recommending qualified candidates to the Board for nomination. During fiscal year 2017, the Nominating Committee retained a third-party search firm to locate and identify potential candidates who may meet the needs of the Board and who, with the Chair of the Nominating Committee, recommended Kirk L. Perry and Dawn C. Willoughby to the Nominating Committee and worked with the Board in reviewing and advancing their candidacies. The Nominating Committee considers all suggestions for membership on the Board, including nominations made by our shareholders. Shareholders’ nominations for Directors must be made in writing and include the nominee’s written consent to the nomination and detailed background information sufficient for the Nominating

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Committee to evaluate the nominee’s qualifications. Nominations should be submitted to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Corporate Secretary will then forward nominations to the Chair of the Nominating Committee. All recommendations must include qualifications that meet, at a minimum, the following criteria:

•

candidates must be committed to our culture and Basic Beliefs of Quality, People, Ethics, Growth, and Independence (our “Basic Beliefs”), and will possess integrity, intelligence, and strength of character having a balance of skills, knowledge, diversity, background, and experience beneficial to the Company;

•	non-employee Director candidates must meet the independence requirements set forth below under the heading “Director Independence;”

•	non-employee Director candidates must be able to effectively carry out responsibilities of oversight of our strategy;

•

candidates should have either significant experience in a senior executive role with a major business organization or relevant experience from other professional backgrounds, together with knowledge of corporate governance issues and a commitment to attend and participate in Board meetings and related Board activities; and

•	candidates should not have any affiliations or relationships which could lead to a real or perceived conflict of interest.

Board Diversity

The Nominating Committee and the Board consider a diverse group of experiences, characteristics, attributes, and skills, including diversity in gender, ethnicity, race, cultural background, and age, in determining whether an individual is qualified to serve as a Director of the Company. While the Board does not maintain a formal policy regarding diversity, it does consider the diversity of the Board when evaluating Director nominees. Diversity is important because a variety of viewpoints contribute to a more effective decision-making process. The Nominating Committee and the Board also consider the composition of the Board as a whole in evaluating whether a particular individual should serve on the Board, as the Board seeks to comprise itself of members who, collectively, possess a range of relevant skills, experience, and expertise.

Experience, Qualifications, Attributes, Skills, and Diversity of Director Nominees

As mentioned above, in considering each Director nominee and the composition of the Board as a whole, the Nominating Committee looks for a diverse group of experiences, characteristics, attributes, and skills that relate directly to our management and operations. Success in specific categories is a key factor in our overall operational success and creating shareholder value. The Nominating Committee believes that Directors who possess some or all of the following experiences, characteristics, attributes, and skills are better able to provide oversight of our management and long-term and strategic objectives.

Adherence to the Company’s Basic Beliefs

We seek Directors who have an understanding of, and are committed to, our Basic Beliefs of Quality, People, Ethics, Growth, and Independence. These Basic Beliefs are our values and principles that serve as

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guideposts for decisions at every level of the Company and cultivate a culture of commitment to each other and to our constituents. Further information regarding our Basic Beliefs can be found on our website at www.jmsmucker.com.

Leadership and Operating Experience

We seek Directors who have significant leadership and operating experience. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. They also demonstrate a practical understanding of organizations, processes, strategy, risk management, and the methods to drive change and growth. People with experience in significant leadership positions possess strong abilities to motivate and manage others and to identify and develop leadership qualities in others.

Independence

We require that a majority of our Directors satisfy the independence requirements of the NYSE and the SEC.

Finance Experience

We believe that it is important for Directors to have an understanding of finance and financial reporting processes. Accurate financial reporting is critical to our success and reputation. We seek to have at least two independent Directors who qualify as “audit committee financial experts,” within the meaning of Regulation S-K promulgated by the SEC (“Regulation S-K”), particularly for service on the Audit Committee. We expect all of our Directors to be financially knowledgeable.

Public Company Board and Corporate Governance Experience

We seek Directors who have experience serving on the boards of other large, publicly traded companies. This experience prepares the Directors to fulfill the Board’s responsibilities of overseeing our business and providing insight and guidance to management.

Operations Experience

We seek to have Directors with relevant general management or operations experience in the consumer goods industry. In particular, we believe that it is important for Directors to have experience in new and expanding businesses, customer segments, and geographies.

Knowledge of the Company

We deem it important to have Directors who have in-depth knowledge of the Company and our industry, operations, business segments, products, risks, strategy, and culture.

Minority; Diversity

We believe it is important to have a Board composition that is diverse in gender, ethnicity, race, cultural background, and age.

Marketing or Public Relations Experience

As a manufacturer and marketer of branded food products, we seek Directors who have a diverse range of marketing or public relations experience.

Mergers and Acquisitions Experience

We have been, and believe we will continue to be, active in acquiring other companies that fit our strategy and, therefore, seek to have Directors with relevant mergers and acquisitions experience.

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The Board believes that all of the Directors are highly qualified and have specific employment and leadership experiences, qualifications, and skills that qualify them for service on the Board. The specific experiences, qualifications, and skills that the Board considered in determining that each such person should serve as a Director are included in their individual biographies and also summarized further in the following table:

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Director Resignation Policy

In connection with the adoption of a majority voting standard for uncontested elections of Directors, the Board adopted a Director resignation policy to address the situation in which one or more incumbent Directors fail to receive the required majority vote for re-election in an uncontested election. Under Ohio law, an incumbent Director who is not re-elected would remain in office as a “holdover” Director until his or her successor is elected. This Director resignation policy provides that an incumbent Director who is not re-elected with more “for” votes than “against” votes in an uncontested election will be expected to tender to the Board his or her resignation as a Director promptly following the certification of the election results. The Nominating Committee would then consider each tendered resignation and recommend to the Board whether to accept or reject each such tendered resignation. The Board would act on each tendered resignation, taking into account its fiduciary duties to the Company and our shareholders and the Nominating Committee’s recommendation, within 90 days following the certification of the election results. The Nominating Committee, in making its recommendation, and the Board in making its decision, may consider any factors or other information with respect to any tendered resignation that they consider appropriate, including, without limitation:

•	the stated reason for such Director’s failure to receive the approval of a majority of votes cast;

•	the percentage of votes cast against such Director; and

•	the performance of such Director.

Following the Nominating Committee’s recommendation and the Board’s decision, the Board will promptly and publicly disclose its decision whether to accept or reject each tendered resignation and, if applicable, the reasons for rejecting a tendered resignation. If a Director’s tendered resignation is rejected, he or she would continue to serve until his or her successor is elected, or until his or her earlier resignation, removal from office, or death. If a Director’s tendered resignation is accepted, then the Board would have the sole discretion to fill any resulting vacancy or decrease the number of Directors, in each case pursuant to the provisions of and to the extent permitted by the Company’s Amended Regulations (the “Regulations”). Any Director who tenders his or her resignation pursuant to this policy would abstain from providing input or voting on the Nominating Committee’s recommendation or the Board’s action regarding whether to accept or reject the tendered resignation. While this description reflects the terms of the Board’s current Director resignation policy, the Board retains the power to amend and administer the policy as the Board, in its sole discretion, determines is appropriate. The Director resignation policy is posted on our website at www.jmsmucker.com and a copy will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

Director Independence

We require that a majority of our Directors be “independent” as defined by the rules of the NYSE and the SEC. We may, in the future, amend the Guidelines to establish such additional criteria as the Board determines to be appropriate. The Board makes a determination as to the independence of each Director on an annual basis. The Board has determined that the following eight non-employee Directors are independent Directors: Kathryn W. Dindo, Paul J. Dolan, Jay L. Henderson, Nancy Lopez Knight, Elizabeth Valk Long, Gary A. Oatey, Sandra Pianalto, and Alex Shumate. The Board has also determined that both Kirk L. Perry and Dawn C. Willoughby, who have been nominated by the Board to stand for election at the 2017 Annual Meeting of Shareholders, will be independent Directors.

In general, “independent” means that a Director has no material relationship with us or any of our subsidiaries. The existence of a material relationship is determined upon a review of all relevant facts and circumstances and, generally, is a relationship that might reasonably be expected to compromise the Director’s ability to maintain his or her independence from our management.

The Board considers the issue of materiality from the standpoint of the persons or organizations with which the Director has an affiliation, as well as from the standpoint of the Director.

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The following standards will be applied by the Board in determining whether individual Directors qualify as “independent” under the rules of the NYSE and the SEC. To the extent that these standards are more stringent than the rules of the NYSE or the SEC, such standards will apply. References to the Company include our consolidated subsidiaries.

•

No Director will be qualified as independent unless the Board affirmatively determines that the Director has no material relationship with us, either directly or as a partner, shareholder, or officer of an organization that has a relationship with us. We will disclose these affirmative determinations.

•	No Director who is a former employee of ours can be independent until three years after the end of his or her employment relationship with us.

•	No Director whose immediate family member is, or has been within the last three years, an executive officer of the Company can be independent.

•

No Director who received, or whose immediate family member has received, more than $120,000 in any twelve-month period in direct compensation from us within the past three years, other than Director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), can be independent until three years after he or she ceases to receive more than $120,000 in any twelve-month period in such compensation during such time period.

•

No Director can be independent if the Director (i) is a current partner or employee of a firm that is our internal or external auditor; (ii) has an immediate family member who is a current partner of such a firm; (iii) has an immediate family member who is a current employee of such a firm and personally works on our audit; or (iv) was, or an immediate family member was, within the last three years, a partner or employee of such a firm and personally worked on our audit within that time.

•

No Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of our present executive officers serve on that company’s compensation committee can be independent until three years after the end of such service or employment relationship.

•

No Director who is an executive officer or employee, or whose immediate family member is an executive officer, of a company (excluding charitable organizations) that makes payments to, or receives payments from, us for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues can be independent until three years after falling below such threshold.

•

No Director can be independent if we have made charitable contributions to any charitable organization in which such Director serves as an executive officer if, within the preceding three years, contributions by us to such charitable organization in any single fiscal year of such charitable organization exceeded the greater of $1,000,000 or 2% of such charitable organization’s consolidated gross revenues.

In its review and application of the criteria used to determine independence, the Board considered the fact that we do business with an organization directly or indirectly affiliated with Paul J. Dolan, Nancy Lopez Knight, and Kirk L. Perry and affirmatively determined that the amounts paid to the entities affiliated with these individuals do not meet the threshold which would create an issue under the standards for determining independence.

The value of advertising and promotional activities sponsored with the Cleveland Indians organization, of which Mr. Dolan is the Chairman and Chief Executive Officer and a part owner, in fiscal year 2017 was approximately $418,000 and does not exceed the greater of $1,000,000 or 2% of the consolidated gross revenues of the Cleveland Indians.

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The value of advertising and promotional activities sponsored with the Ladies Professional Golf Association (“LPGA”), of which Ms. Lopez Knight is associated as a former player and as a current member of the Commissioner Advisory Board and the Foundation Board, in fiscal year 2017 was approximately $240,000 and does not exceed the greater of $1,000,000 or 2% of the consolidated gross revenues of the LPGA.

The value of advertising services provided to us by Google Inc., of which Kirk L. Perry, a nominee for Director, is the President, Brand Solutions, in fiscal year 2017 was approximately $525,500 and does not exceed the greater of $1,000,000 or 2% of the consolidated gross revenues of Google Inc.

Structure of the Board of Directors

Executive Chairman and Chief Executive Officer as Directors

The Regulations provide that one person may hold the positions of Executive Chairman and Chief Executive Officer. However, our Executive Chairman and Chief Executive Officer roles are currently held by different individuals. Although a majority of our Directors are independent, the Board does not have a lead independent Director but does have a rotating presiding Director for executive sessions in which only independent Directors are present. Richard K. Smucker, our former Chief Executive Officer, currently serves as Executive Chairman. The Board believes that a current or former Chief Executive Officer is best situated to serve as Executive Chairman because he is one of the Directors most familiar with our business and industry. The Board also believes that having a current or former Chief Executive Officer serve as Executive Chairman provides an efficient and effective leadership model for us by fostering clear accountability, effective decision-making, and alignment of corporate strategy. The Board’s independent Directors bring experience, oversight, and expertise from outside the Company and industry, while the Executive Chairman and the Chief Executive Officer bring Company and industry-specific experience and expertise. One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of its strategy once it is developed. The Board believes that its current management structure, together with independent Directors having the duties described above, is in the best interests of shareholders because it strikes an appropriate balance for us; with a current or former Chief Executive Officer serving as Executive Chairman, there is unified leadership and a focus on strategic development and execution, while the independent Directors help assure independent oversight of management.

Board’s Role in Risk Oversight

Risk is inherent in any business, and our management is responsible for the day-to-day management of risks that we face. The Board, on the other hand, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to evaluate the risk management process to ensure its adequacy and that it is implemented properly by management.

The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight. The Board meets regularly with senior management, including the executive officers, to discuss strategy and risks facing the Company. Senior management attends the Board’s quarterly meetings, as well as certain Committee meetings, in order to address any questions or concerns raised by the Board on risk management and any other matters. The Company’s Senior Vice President, General Counsel and Secretary manages the Company’s compliance function and enterprise risk function (along with the Vice Chair and Chief Financial Officer), attends all Board and Committee meetings, and provides periodic updates on risks and compliance issues facing the Company and the industry. Each quarter, the Board receives presentations from senior management on business operations, financial results, and strategic issues. In addition, senior management holds an annual strategic planning retreat, as well as periodic strategic planning sessions, to discuss strategies, key challenges, and risks and opportunities for the Company. Senior management then reviews the results of each strategic planning session with the Board.

The Committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to management of major financial risk exposures, including in the areas of financial reporting, internal controls, and hedging strategies.

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Risk assessment reports are regularly provided by management and our internal auditors to the Audit Committee. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from the Company’s compensation policies and programs, including overseeing the Company’s compensation-related risk assessment described further below in this proxy statement and developing stock ownership and clawback guidelines for our executive officers. The Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for Directors and executive officers, and corporate governance, including the annual monitoring of corporate governance issues, developing Director self-evaluations, and reviewing potential conflicts of interest. All of these Committees report back to the full Board at Board meetings as to the Committees’ activities and matters discussed and reviewed at the Committees’ meetings. Non-employee Directors are encouraged to attend all Committee meetings, and employee Directors are encouraged to, and generally do, attend all Committee meetings other than meetings where there are matters being discussed that would create a conflict of interest, such as matters related to compensation. In addition, the Board is encouraged to participate in internal and external Director education courses to keep apprised of current issues, including areas of risk.

Communications with the Board

Shareholders and other interested parties who wish to communicate with members of the Board as a group, with non-employee Directors as a group, or with individual Directors, may do so by writing to Board Members c/o Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Directors have requested that the Corporate Secretary act as their agent in processing any communications received. All communications that relate to matters within the scope of responsibilities of the Board and its Committees will be forwarded to the appropriate Directors. Communications relating to matters within the responsibility of one of the Committees will be forwarded to the Chair of the appropriate Committee. Communications relating to ordinary business matters are not within the scope of the Board’s responsibility and will be forwarded to the appropriate executive officer at the Company. Solicitations, advertising materials, and frivolous or inappropriate communications will not be forwarded.

Code of Business Conduct and Ethics

Ethics is one of our Basic Beliefs and is fundamental to our business. We emphasize that ethical conduct is vital to ensure successful, sustained business and business relationships.

Our Code of Business Conduct and Ethics (the “Code of Conduct”) applies to all of our employees and Directors, and the employees and directors of our subsidiaries and affiliates. The Code of Conduct details specifics concerning the manner in which employees and Directors are expected to conduct themselves and reminds each person of their responsibility for making ethical choices. It outlines our expectations across numerous areas and situations, including creating a positive work environment; engaging with customers, suppliers, and competitors; handling confidential information; avoiding conflicts of interest; gifts, meals, and entertainment; avoiding bribery and corruption; and avoiding insider trading. We train our employees and Directors on the Code of Conduct on an annual basis and provide additional compliance training on key topics on a periodic basis throughout the year.

Any changes to the Code of Conduct and any waivers of the Code of Conduct for or on behalf of any Director, executive officer, or senior financial officer of the Company must be approved by the Board, or by a Committee of the Board to which authority to issue such waivers has been delegated by the Board. Any such waivers will be promptly disclosed to the public, as required by applicable law, and will be disclosed on our website at www.jmsmucker.com. Waivers of the Code of Conduct for any other employee may be made only by an authorized officer of the Company.

The Code of Conduct is posted on our website at www.jmsmucker.com and a copy will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

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Procedures for Reporting Ethical, Accounting, Auditing and Financial Related Issues

The Board has established procedures for employees to report violations of our Code of Conduct or complaints regarding accounting, auditing, and financial-related matters to their manager or supervisor, to the General Counsel, or directly to the Audit Committee. Reports to the General Counsel may be made in writing, by telephone, in person, or may be submitted anonymously through the Smucker’s Voice Line, which is managed by an independent third party service provider and is available 24 hours a day, seven days a week, in multiple languages, and can be accessed via phone or through the Internet. We forbid retaliation, or threats of retaliation, against our employees who, in good faith, report violations of the Code of Conduct.

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ELECTION OF DIRECTORS

(Proposal 1 on the proxy card)

The Board currently has 11 Directors, and the Regulations fix the number of Directors at 11. Effective August 16, 2017, the number of Directors will be set at 13 pursuant to the Regulations. All Directors will be up for election at this annual meeting to hold office for a term of one year. In addition, Kirk L. Perry and Dawn C. Willoughby have been nominated by the Board to stand for election at the annual meeting. Unless instructed otherwise, the proxies intend to vote FOR the election of these nominees.

Each nominee has agreed to serve if elected. If any nominee declines, is unable to accept such nomination, or is unable to serve (an event which is not expected), the Board reserves the right in its discretion to substitute another person or nominee or to reduce the number of nominees. In this event, the proxy, with respect to such nominee or nominees, will be voted for such other person or persons as the Board may recommend.

The members of the Board, including those who are listed in this proxy statement as nominees for election, with information about each of them based on data furnished to us by these persons as of June 30, 2017, are as follows:

Nominees for Election as Directors Whose Proposed Terms Would Expire at the 2018 Annual Meeting

KATHRYN W. DINDO

Age: 68

Director since: February 1996

Committees: Audit Committee (Chair); Compensation Committee

Ms. Dindo commenced her career with FirstEnergy Corp., a utility holding company, in 1998, and retired as Vice President and Chief Risk Officer in 2007, a position she held since November 2001. Prior to that time, she was Vice President, Controller, and Chief Accounting Officer of Caliber System, Inc., formerly Roadway Services, Inc., a transportation services company. Ms. Dindo is a director and chairs the audit committees of Bush Brothers & Company, a privately owned food processing and manufacturing company, and ALLETE, Inc., a publicly traded energy service provider. Ms. Dindo is also a member of the boards of several non-profit organizations.

The Board concluded that Ms. Dindo should serve as a Director primarily due to her extensive experience in managing and overseeing businesses, her experience serving as a director of other private and public companies, and her significant knowledge of the Company, having served on the Board since 1996. Specifically, Ms. Dindo gained significant leadership, operating, and finance experience in her positions at FirstEnergy Corp. and Caliber System, Inc. Ms. Dindo is also a Certified Public Accountant and a former partner of Ernst & Young LLP. Together with her service on the corporate boards and audit committees of Bush Brothers & Company and ALLETE, Inc., Ms. Dindo’s background enables her to provide valuable insights to the Board, particularly in overseeing our financial and executive compensation practices.

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ELECTION OF DIRECTORS

PAUL J. DOLAN

Age: 58

Director since: April 2006

Committee: Compensation Committee

Mr. Dolan has been the Chairman and Chief Executive Officer of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio, since November 2010, after having served as President since January 2004 and as Vice President and General Counsel since February 2000. He is also a director of MSG Networks Inc., a publicly traded sports and entertainment media company, and Dix & Eaton, a privately owned communications and public relations firm. Mr. Dolan served as a director of Cablevision Systems Corporation, a publicly traded telecommunications and media company, from May 2015 until its acquisition in September 2015. Mr. Dolan also served as Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from January 2006 through December 2012.

The Board concluded that Mr. Dolan should serve as a Director primarily due to his long experience in managing businesses, his experience serving on the boards of other companies and numerous non-profit organizations, and his significant knowledge of the evolving needs and preferences of consumers. Specifically, Mr. Dolan has gained significant leadership, operating, and marketing experience in his positions with the Cleveland Indians and Fast Ball Sports Productions. This background enables Mr. Dolan to provide valuable insights to the Board, particularly in setting corporate strategy and overseeing executive compensation practices.

JAY L. HENDERSON

Age: 61

Director since: August 2016

Committee: Audit Committee

Mr. Henderson retired as Vice Chairman, Client Service at PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) in June 2016, a position he held since 2007. He also served as PricewaterhouseCoopers’ Managing Partner of the Greater Chicago Market from 2003 through 2013 and Managing Partner of the Cleveland Office from 1993 through 2002. During his career at PricewaterhouseCoopers, Mr. Henderson gained significant experience working with the boards and audit committees of Fortune 500 companies and has managed major client relationships across multiple markets and industry sectors. He is a director of Northern Trust Corporation, a publicly traded financial holding company, and a director and member of the audit committee of Illinois Tool Works Inc., a publicly traded global multi-industrial manufacturer of specialized industrial equipment, consumables, and related service businesses. Mr. Henderson is also a member of the boards of several non-profit organizations.

The Board concluded that Mr. Henderson should serve as a Director primarily due to his extensive experience in managing and overseeing businesses, his experience working with the boards and audit committees of large public companies, and his experience serving as a director of non-profit organizations. Specifically, Mr. Henderson brings leadership and operating skills through his former roles with PricewaterhouseCoopers. He has also been a Certified Public Accountant since 1977. Mr. Henderson’s background enables him to provide valuable insights to the Board, particularly in overseeing the Company’s finances.

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ELECTION OF DIRECTORS

NANCY LOPEZ KNIGHT

Age: 60

Director since: August 2006

Committee: Nominating Committee

In 2000, Ms. Lopez Knight founded the Nancy Lopez Golf Company, which focuses on the design and manufacture of top-quality golf equipment and clothing for women. In 2015, she founded Nancy Lopez Golf Adventures, which provides golf instruction and golf travel adventures domestically and internationally. Ms. Lopez Knight is also an accomplished professional golfer, having won 48 career titles, including three majors, on the LPGA Tour. She is a member of the LPGA Hall of Fame and captained the 2005 U.S. Solheim Cup Team to victory. She also serves as a member of the Commissioner Advisory Board and the Foundation Board of the LPGA. In 2003, Ms. Lopez Knight was named to the Hispanic Business magazine’s list of 80 Elite Hispanic Women.

The Board concluded that Ms. Lopez Knight should serve as a Director primarily due to her leadership experience and her extensive knowledge regarding the evolving needs and preferences of consumers. As the founder of her own business, Ms. Lopez Knight has gained significant leadership, operating, and marketing experience. She is also active in several charitable causes. Ms. Lopez Knight’s blend of business expertise and philanthropic interests, together with her experience in dealing with the public and media as a renowned professional athlete, enables her to provide the Board with valuable perspectives on our management, strategy, and risks.

ELIZABETH VALK LONG

Age: 67

Director since: May 1997

Committees: Compensation Committee (Chair); Audit Committee

Ms. Long was Executive Vice President of Time Inc., formerly the magazine publishing subsidiary of Time Warner Inc., from May 1995 until her retirement in August 2001. Ms. Long is a director and member of the audit committee and nominating and executive compensation committee of Edgewell Personal Care Company, a publicly traded personal care products manufacturer. She was a director of Steelcase, Inc., a publicly traded furniture and office systems manufacturer, from March 2001 through July 2015, and was the chair of the nominating and corporate governance committee and a member of the audit committee at various periods during her term. Ms. Long also served as a director of Belk, Inc., a privately owned department store chain in the United States, from May 2004 until its acquisition in December 2015, and was the chair of the compensation committee for part of her term.

The Board concluded that Ms. Long should serve as a Director primarily due to her extensive experience managing and overseeing businesses, her experience serving as a director of other private and public companies, and her significant knowledge of the Company, having served on the Board since 1997. As Executive Vice President of Time Inc., she was responsible for consumer marketing, customer service, retail distribution, human resources, legal affairs, and corporate communications. Together with her service on corporate boards, Ms. Long’s background enables her to provide valuable insights to the Board, particularly in overseeing our finances, marketing, and executive compensation practices.

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ELECTION OF DIRECTORS

GARY A. OATEY

Age: 68

Director since: January 2003

Committee: Nominating Committee (Chair)

Mr. Oatey has been the Executive Chairman of Oatey Co., a privately owned manufacturer of plumbing products, since June 2012. Prior to that time, he served as Oatey Co.’s Chairman and Chief Executive Officer from January 1995 through June 2012. Mr. Oatey is a director, a member of the audit committee, and the chair of the compensation committee of Molded Fiber Glass Companies, a privately owned composites manufacturing company. He also served as a director of Shiloh Industries, Inc., a publicly traded company that provides noise and vibration solutions to automotive, commercial vehicle, and other industrial markets, from August 2004 through February 2013.

The Board concluded that Mr. Oatey should serve as a Director primarily due to his extensive experience in managing businesses, his experience in serving as a director of other public and private companies, as well as several non-profits, and his significant knowledge of the Company, having served on the Board since 2003. As the Executive Chairman and former Chief Executive Officer of Oatey Co., Mr. Oatey has gained significant leadership, operating, and corporate governance experience. This background enables Mr. Oatey to provide valuable insights to the Board, particularly in setting corporate strategy and overseeing our governance.

KIRK L. PERRY

Age: 50

Mr. Perry has been the President, Brand Solutions of Google Inc., a multinational technology company, since December 2013. Prior to his career at Google Inc., Mr. Perry spent twenty-three years with The Procter & Gamble Company, where he held several positions of increasing responsibility in marketing and general management roles, including President, Global Family Care from May 2011 to December 2013. Mr. Perry has served as a director of e.l.f. Beauty, Inc., a publicly traded cosmetics company, since September 2016, and he previously served as a director of the Hillerich & Bradsby Co. (Louisville Slugger), a privately owned sporting goods manufacturer, from September 2013 to August 2016. He is also a member of the boards of several non-profit organizations.

The Board concluded that Mr. Perry should serve as a Director primarily due to his extensive operational experience in marketing and brand management and his experience serving as a director of other organizations. Specifically, Mr. Perry brings leadership and operating skills through his current and former roles with Google Inc. and The Procter & Gamble Company. Mr. Perry’s background enables him to provide valuable insights to the Board, particularly in marketing, operations, general management, consumer products, technology, and digital media.

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ELECTION OF DIRECTORS

SANDRA PIANALTO

Age: 62

Director since: August 2014

Committee: Audit Committee

Ms. Pianalto retired in May 2014 as President and Chief Executive Officer of the Federal Reserve Bank of Cleveland, a position she held since 2003. Prior to that time, she served as First Vice President and Chief Operating Officer, since 1993, Vice President and Secretary to the Board of Directors, since 1988, and Assistant Vice President of Public Affairs, since 1984. Prior to retiring, Ms. Pianalto also chaired the Federal Reserve’s Financial Services Policy Committee, which is a committee of senior Federal Reserve Bank officials responsible for overall direction of financial services and related support functions for the Federal Reserve Banks and for leadership in the evolving U.S. payment system. She is a director and a member of the finance committee and the audit committee of Eaton Corporation plc, a publicly traded power management company, and a director of Prudential Financial, Inc., a publicly traded financial services institution. Ms. Pianalto is also a member of the boards of several non-profit organizations.

The Board concluded that Ms. Pianalto should serve as a Director primarily due to her vast experience in monetary policy and financial services and her experience serving as a director of other public companies. Specifically, Ms. Pianalto brings leadership and operating skills through her former roles with the Federal Reserve Bank of Cleveland. As the President and Chief Executive Officer of the Federal Reserve Bank of Cleveland, she oversaw 950 employees in Cleveland, Cincinnati, and Pittsburgh who conducted economic research and supervised financial institutions. Ms. Pianalto’s background enables her to provide valuable insights to the Board, particularly in overseeing the Company’s finances.

ALEX SHUMATE

Age: 67

Director since: January 2009

Committee: Nominating Committee

Mr. Shumate is the Managing Partner, North America of Squire Patton Boggs (US) LLP, where he has practiced law since February 1988. Mr. Shumate is also the chairman of the board, lead director, and a member of the governance and nominating committee of CyrusOne Inc., a publicly traded provider of data center consulting services, and a trustee and Chairman on The Ohio State University Board of Trustees. From July 2005 to January 2013, he served as a director of Cincinnati Bell, Inc., a publicly traded provider of voice and data telecommunications products and services. He also served as a director of the Wm. Wrigley Jr. Company from 1998 until its acquisition in 2008, as well as Nationwide Financial Services, Inc. from 2002 until its acquisition in 2009.

The Board concluded that Mr. Shumate should serve as a Director primarily due to his significant legal background and his experience in managing a business and serving as a director of other public companies and as a trustee of several non-profit organizations. Mr. Shumate has practiced law for nearly 40 years and was named a Lawyer of the Year 2016 by Best Lawyers and an Ohio Super Lawyer by Law and Politics magazine. Together with his service as a director of other public companies, Mr. Shumate’s background allows him to provide valuable insights to the Board, particularly in regard to corporate governance and risk issues that we confront.

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ELECTION OF DIRECTORS

MARK T. SMUCKER

Age: 47

Director since: January 2009

Mr. Smucker has been our President and Chief Executive Officer since May 2016. Prior to that time, he served as President and President, Consumer and Natural Foods, from April 2015 through April 2016, President, U.S. Retail Coffee, from May 2011 through March 2015, President, Special Markets, from August 2008 through April 2011, Vice President, International, from July 2007 through July 2008, and Vice President, International and Managing Director, Canada, from May 2006 through June 2007. Mr. Smucker is the son of Timothy P. Smucker, who serves as a Director of the Company, and the nephew of Richard K. Smucker, who serves as a Director and executive officer of the Company.

The Board concluded that Mr. Smucker should serve as a Director largely due to his role as our President and Chief Executive Officer, his significant knowledge of the Company gained from more than 19 years of experience in various positions within the Company, and his experience serving as a former director and a member of the compensation committee of GS1 U.S. and a trustee of the Akron Art Museum. The Board believes that the perspectives that Mr. Smucker brings to the Board are particularly valuable in light of the significance of the consumer foods business to the Company. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of our corporate culture that has contributed significantly to our long-term success.

RICHARD K. SMUCKER

Age: 69

Director since: October 1975

Mr. Smucker has been our Executive Chairman since May 2016. He served as Chief Executive Officer from August 2011 through April 2016, Co-Chief Executive Officer from February 2001 through August 2011, Executive Chairman from August 2008 through August 2011, and President from August 1987 through April 2011. He was a director of The Sherwin-Williams Company, a publicly traded manufacturer of coatings and related products, from September 1991 through April 2016. Mr. Smucker also served as a director of the Cleveland Federal Reserve Bank from January 2010 through December 2015. Mr. Smucker is the brother of Timothy P. Smucker, who serves as a Director of the Company, and the uncle of Mark T. Smucker, who serves as an executive officer and Director of the Company.

The Board concluded that Mr. Smucker should serve as a Director largely due to his role as our Executive Chairman and former Chief Executive Officer, his intimate knowledge of the Company, his experience serving as a director of other private and public companies, and his financial knowledge and experience. The Board believes that Mr. Smucker’s extensive experience in and knowledge of our business gained as a result of his long-time service as a member of management is essential to the Board’s oversight of the Company and our business operations. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of our corporate culture that has contributed significantly to our long-term success.

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ELECTION OF DIRECTORS

TIMOTHY P. SMUCKER

Age: 73

Director since: October 1973

Mr. Smucker has been our Chairman Emeritus since May 2016. He served as Chairman of the Board from August 1987 through April 2016 and as Co-Chief Executive Officer from February 2001 through August 2011. Mr. Smucker is the Chairman Emeritus of the GS1 Management Board, a leading global organization dedicated to the design and implementation of global standards and solutions to improve the efficiency and visibility of the supply and demand chains globally and across sectors. In addition, Mr. Smucker serves as a trustee on The Ohio State University Board of Trustees. Mr. Smucker is the brother of Richard K. Smucker and the father of Mark T. Smucker, both of whom serve as Directors and executive officers of the Company.

The Board concluded that Mr. Smucker should serve as a Director largely due to his role as our Chairman Emeritus, his intimate knowledge of the Company, and his experience serving as a director of other private and public companies. The Board believes that Mr. Smucker’s extensive experience in and knowledge of our business gained as a result of his long-time service as a member of management is essential to the Board’s oversight of the Company and our business operations. The Board also believes that continuing participation by qualified members of the Smucker family on the Board is an important part of our corporate culture that has contributed significantly to our long-term success.

DAWN C. WILLOUGHBY

Age: 48

Ms. Willoughby has been the Executive Vice President and Chief Operating Officer of The Clorox Company, a manufacturer and marketer of consumer and professional products, since September 2014. She also served as the Company’s Senior Vice President and General Manager, Clorox Cleaning Division; Vice President and General Manager, Home Care Products; and Vice President and General Manager, Glad Products, along with several other positions since she was initially hired in 2001. Prior to her career at The Clorox Company, Ms. Willoughby spent nine years with The Procter & Gamble Company, where she held several positions in sales management. In May 2013, Ms. Willoughby was named one of the most influential women in the Bay Area by the San Francisco Business Times.

The Board concluded that Ms. Willoughby should serve as a Director primarily due to her extensive leadership experience at consumer goods companies and her experience serving as a director of several non-profit organizations. Specifically, Ms. Willoughby brings leadership and operating skills through her current and former roles with The Clorox Company and The Procter & Gamble Company, and insights regarding sustainability through her current role with The Clorox Company. Ms. Willoughby’s background enables her to provide valuable insights to the Board, particularly in management, strategy, sales, marketing, and sustainability.

The Board unanimously recommends a vote FOR each of the nominees named in this proxy statement for election to the Board.

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BOARD AND COMMITTEE MEETINGS

Board Meetings

During fiscal year 2017, there were ten meetings of the Board. All Directors are required to, and did, attend at least 75% of the total number of Board and Committee meetings for which they were eligible. We have not adopted a formal policy requiring Directors to attend the annual meeting of shareholders. However, ten of our Directors attended our 2016 annual meeting.

The Board has a Nominating Committee, a Compensation Committee, and an Audit Committee. All of the Committees are comprised entirely of independent Directors in accordance with the NYSE listing standards. Charters for each Committee are posted on our website at www.jmsmucker.com. A copy of each Charter will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

The table below shows current members of each of the Committees and the number of meetings held by each Committee in fiscal year 2017.

Name	Audit Committee	Compensation Committee	Nominating Committee
Kathryn W. Dindo	Chair	✓
Paul J. Dolan		✓
Jay L. Henderson	✓
Nancy Lopez Knight			✓
Elizabeth Valk Long	✓	Chair
Gary A. Oatey			Chair
Sandra Pianalto	✓
Alex Shumate			✓
Number of Meetings	8	5	5

If Kirk L. Perry and Dawn C. Willoughby are elected to the Board, the Board intends to appoint Mr. Perry to the Compensation Committee and Ms. Willoughby to the Nominating Committee.

Director Compensation

We use a combination of cash and stock-based compensation to attract and retain non-employee Directors who serve on the Board. The Compensation Committee engages its outside compensation consultant, Frederic W. Cook & Co., Inc. (“Frederic Cook & Co.”), to perform an annual review of Director compensation in order to remain aware of current trends in Director compensation. At the Compensation Committee’s January 2017 meeting, Frederic Cook & Co. presented a competitive review of Director compensation (which is benchmarked against the peer group set forth on page 47) and Director compensation trends. Based on this review, the Compensation Committee and the Board approved an increase in the compensation to be paid to our non-employee Directors, as set forth below, which became effective as of May 1, 2017. Employee Directors do not receive compensation for their services as Directors.

For fiscal year 2018, non-employee Directors will be eligible to receive the following compensation:

Type of Compensation	Amount
Annual Retainer	$ 100,000 per year
Additional Annual Retainer for Audit Committee Members	$ 5,000 per year
Additional Annual Retainer for Audit Committee Chair	$ 15,000 per year
Additional Annual Retainer for Executive Compensation Committee Chair	$ 15,000 per year
Additional Annual Retainer for Nominating and Corporate Governance Committee Chair	$ 12,500 per year
Annual Grant of Deferred Stock Units	$ 135,000 in deferred stock units

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BOARD AND COMMITTEE MEETINGS

The annual grant of deferred stock units having a value of $135,000 is made in October of each year. The deferred stock units are awarded under The J. M. Smucker Company 2010 Equity and Incentive Compensation Plan (the “2010 Plan”), which was approved by our shareholders at our 2010 and 2015 annual meetings. The deferred stock units vest immediately upon grant and are entitled to dividends in an amount paid to all shareholders. These dividends are reinvested in additional deferred stock units.

During fiscal year 2018, non-employee Directors may elect to receive a portion of their annual retainer and meeting fees in the form of deferred stock units. Such amounts will be deferred under the Nonemployee Director Deferred Compensation Plan, which was initially adopted by the Board on January 1, 2007 and amended and restated on January 1, 2014 (the “Nonemployee Director Deferred Compensation Plan”). All deferred stock units, together with dividends credited on those deferred stock units, will be paid out in the form of common shares upon termination of service as a non-employee Director (subject to a waiting period for deferred stock units granted in certain years).

For fiscal year 2017, non-employee Directors were eligible to receive the following compensation:

Type of Compensation	Amount
Annual Retainer	$ 90,000 per year
Additional Annual Retainer for Committee Chair (except Audit Committee Chair)	$ 12,500 per year
Additional Annual Retainer for Audit Committee Chair	$ 15,000 per year
Attendance Fee for Committee Meetings	$ 1,500 per meeting
Annual Grant of Deferred Stock Units	$ 125,000 in deferred stock units

The annual grant of deferred stock units having a value of $125,000 was issued out of the 2010 Plan. The deferred stock units vested immediately upon grant and are entitled to dividends in an amount paid to all shareholders. These dividends are reinvested in additional deferred stock units.

During fiscal year 2017, non-employee Directors could have elected to receive a portion of their annual retainer and meeting fees in the form of deferred stock units. Such amounts were deferred under the Nonemployee Director Deferred Compensation Plan. All deferred stock units, together with dividends credited on those deferred stock units, will be paid out in the form of common shares upon termination of service as a non-employee Director (subject to a waiting period for deferred stock units granted in certain years).

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BOARD AND COMMITTEE MEETINGS

The following table reflects compensation earned by the non-employee Directors for fiscal year 2017:

2017 Director Compensation

Name (1)(2)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
Vincent C. Byrd	22,500	—	—	—	22,500
Kathryn W. Dindo	124,500	125,000	—	1,000	250,500
Paul J. Dolan	97,500	125,000	—	—	222,500
Robert B. Heisler, Jr. (7)	30,000	—	—	100,000	130,000
Jay L. Henderson	61,500	125,000	—	—	186,500
Nancy Lopez Knight	96,000	125,000	—	—	221,000
Elizabeth Valk Long	122,000	125,000	—	1,000	248,000
Gary A. Oatey	108,500	125,000	—	—	233,500
Sandra Pianalto	102,000	125,000	—	1,000	228,000
Alex Shumate	96,000	125,000	—	—	221,000
Timothy P. Smucker	82,500	125,000	—	—	207,500
David J. West	30,000	—	—	—	30,000

(1)	Mark T. Smucker and Richard K. Smucker are not included in this table as they are employees of the Company and receive no compensation for their services as Directors. Vincent C. Byrd, Timothy P. Smucker, and David J. West are included in this table as they were non-employee Directors after their respective retirements as officers of the Company at or after the end of fiscal year 2016 and received compensation for their services as non-employee Directors. The compensation received by Mark T. Smucker and Richard K. Smucker as employees of the Company is shown in the “Summary Compensation Table.”

(2)	As of April 30, 2017, each non-employee Director had the aggregate number of deferred stock units and stock options shown in the following table. Deferred stock units include deferred meeting and retainer compensation and annual stock unit awards valued at a predetermined dollar amount, along with additional stock units credited as a result of the reinvestment of dividends.

Name	Deferred Stock Units	Stock Options
Kathryn W. Dindo	36,009	—
Paul J. Dolan	29,086	—
Robert B. Heisler, Jr.	3,093	—
Jay L. Henderson	933	—
Nancy Lopez Knight	16,667	—
Elizabeth Valk Long	54,678	—
Gary A. Oatey	33,091	—
Sandra Pianalto	3,314	—
Alex Shumate	11,268	—
Timothy P. Smucker	1,289	—

(3)	The amounts set forth in this column reflect the aggregate grant date fair value, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), for stock awards granted to the non-employee Directors in the fiscal year ended April 30, 2017.

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BOARD AND COMMITTEE MEETINGS

(4)	No stock options were awarded to non-employee Directors in fiscal year 2017.

(5)	Except for the amount set forth for Robert B. Heisler, Jr., the amounts set forth in this column reflect charitable matching gifts under our matching gift program, which is available to all of our full-time employees and Directors. We match gifts of up to $1,000 per calendar year to accredited colleges and universities that offer four-year degree programs.

(6)	Non-employee Directors occasionally receive perquisites provided by or paid by us. During fiscal year 2017, these perquisites included annual Disney World passes, samples of our products, and tickets to Company sponsored events. As a former employee of the Company and current non-employee Director, Timothy P. Smucker received certain perquisites during fiscal year 2017. These perquisites included the use of Company office space and administrative services and reimbursement of certain cell phone and travel expenses in furtherance of his service to the Company. In addition, the Compensation Committee and the Board strongly encourage Timothy P. Smucker and his immediate family to use our aircraft for all air travel for efficiency and security purposes, but he did not use our aircraft during fiscal year 2017. See the “Related Party Transactions” section of this proxy statement for a summary of the amounts paid to Timothy P. Smucker during fiscal year 2017 while he was still an employee of the Company. The aggregate value of all benefits provided to each non-employee Director in fiscal year 2017 was less than $10,000.

(7)	Robert B. Heisler, Jr. did not stand for re-election to the Board at the 2016 annual meeting. The amount set forth under “All Other Compensation” for Mr. Heisler reflects a one-time payment of $100,000 in consideration of services rendered to the Board.

Stock Ownership Requirements

The Board has established minimum amounts of stock ownership for non-employee Directors equal to no less than five times the annual cash retainer paid to each non-employee Director. The Board policy also provides that each non-employee Director should attain this ownership threshold within five years of joining the Board. All non-employee Directors have met or exceeded the ownership requirement, with the exception of Sandra Pianalto (who was elected to the Board in August 2014 and has until August 2019 to meet the ownership threshold) and Jay L. Henderson (who was elected to the Board in August 2016 and has until August 2021 to meet the ownership threshold).

Executive Sessions and Presiding Director

In fiscal year 2017, the Board held four regularly scheduled executive sessions and one special executive session in which only the independent Directors were present. As provided in the Guidelines, these meetings were chaired by Elizabeth Valk Long, the Chair of the Compensation Committee. In fiscal year 2018, the Chair of the Audit Committee will chair the executive sessions, and in fiscal year 2019, the Chair of the Nominating Committee will chair the executive sessions. Executive sessions of the Board are held in conjunction with regularly scheduled meetings of the Board, except that there is no executive session held on the day of the annual meeting, unless specifically requested by a Director.

Nominating and Corporate Governance Committee

The Nominating Committee has three members and met four times during fiscal year 2017. The principal functions of the Nominating Committee include:

•	developing qualifications/criteria for selecting and evaluating Director nominees and evaluating current Directors;

•	evaluating the performance of our Chief Executive Officer and our incumbent Directors, including our Executive Chairman;

•	considering and proposing Director nominees for election at the annual meeting;

•	recommending candidates to fill Board vacancies as they may occur;

•	making recommendations to the Board regarding the Committees’ memberships;

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BOARD AND COMMITTEE MEETINGS

•	considering key management succession planning issues as presented annually by management;

•	developing and generally monitoring the Guidelines and, at least annually, leading the Directors in a discussion of major corporate governance issues;

•	reviewing and approving, as appropriate, related party transactions consistent with the guidelines set forth in the Code of Conduct and our related party transaction policy;

•	making recommendations to the Board regarding Director orientation and continuing training;

•	developing procedures for shareholders to communicate with the Board;

•	administering the annual evaluation of the Board;

•

reviewing and discussing with senior management the Company’s risks associated with the Board’s organization, membership, and structure, succession planning for Directors and officers, and corporate governance; and

•	performing other functions or duties deemed appropriate by the Board.

The Nominating Committee operates under a written charter, which is posted on our website at www.jmsmucker.com. A copy of the Nominating Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Nominating Committee believes its charter is an accurate and adequate statement of the Nominating Committee’s responsibilities. The Nominating Committee reviews its charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities.

Executive Compensation Committee

The Compensation Committee has three members and met five times during fiscal year 2017. The principal functions of the Compensation Committee include:

•	establishing, regularly reviewing, and implementing our compensation philosophy;

•	determining the total compensation packages and performance goals of our executive officers;

•	assuring that the total compensation paid to our executive officers is fair, equitable, and competitive, based on an internal review and as compared to external market data;

•	approving and administering the terms and policies of our long-term incentive compensation programs (including our restricted stock program) for executive officers;

•	approving and administering the terms and policies of our short-term incentive compensation programs (including the cash bonus program) for executive officers;

•	reviewing and approving any new benefit programs, or changes to existing benefit programs, that are unique to the executive officers;

•	reviewing the compensation paid to non-employee Directors and, as appropriate, making recommendations to the Board;

•

with the assistance of our management and any outside consultants the Compensation Committee deems appropriate, overseeing the risk assessment of our compensation arrangements and reviewing, at least annually, the relationship (if any) between our risk management policies and practices and our compensation arrangements;

•

overseeing shareholder communications on executive compensation matters, including shareholder votes on executive compensation, and assessing the results of shareholder advisory votes on executive compensation;

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BOARD AND COMMITTEE MEETINGS

•	developing stock ownership guidelines for our Directors and executive officers;

•

selecting an appropriate peer group of companies of similar size in similar industries, targeting an appropriate total pay positioning in relation to such peer group, and monitoring the competitiveness of executive officer pay against such peer group in relation to the Company’s relative performance;

•

assessing the independence of, setting the fees or other retention terms for, and engaging compensation consultants and other advisers to help evaluate non-employee Director and executive officer compensation; and

•	performing other functions or duties deemed appropriate by the Board.

The Compensation Committee operates under a written charter, which is posted on our website at www.jmsmucker.com. A copy of the Compensation Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Compensation Committee believes its charter is an accurate and adequate statement of the Compensation Committee’s responsibilities. The Compensation Committee reviews its charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities. More information about the Compensation Committee and related topics is provided in the “Compensation Discussion and Analysis” section of this proxy statement.

Audit Committee

The Audit Committee has four members and met eight times during fiscal year 2017, including three telephonic meetings to review the Company’s quarterly filings with the SEC on Form 10-Q. The principal functions of the Audit Committee include:

•	determining annually that at least one of its members meets the definition of “audit committee financial expert;”

•	reviewing annually the financial literacy of each of its members, as required by the NYSE;

•	reviewing with the Independent Auditors the scope and thoroughness of the Independent Auditors’ examination and considering recommendations of the Independent Auditors;

•	appointing the Independent Auditors and pre-approving all services and related fees for the year;

•

reviewing the sufficiency and effectiveness of our system of internal controls, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002, with our financial officers, the Independent Auditors, and, to the extent the Audit Committee deems necessary, legal counsel;

•	reviewing and discussing our earnings press releases and quarterly and annual filings with the SEC on Form 10-Q and Form 10-K, respectively;

•	reviewing and monitoring, with our senior management, our major financial risk exposures;

•	reviewing and approving the charter for our internal audit function, the annual internal audit plan, and summaries of recommendations;

•	reviewing annually, with our senior management, our risk management hedging strategies; and

•	performing other functions or duties deemed appropriate by the Board.

In addition, as part of her responsibilities, the Chair of the Audit Committee met quarterly by telephone with our management and Independent Auditors to review earnings release information. To the extent available, other members of the Audit Committee also attended such meetings to review earnings release information.

In addition, the Audit Committee reviewed the financial literacy of each of its members, as required by the listing standards of the NYSE, and determined that each of its members meets the criteria established by the NYSE. The Audit Committee also reviewed the definition of an “audit committee financial expert” as set forth in

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BOARD AND COMMITTEE MEETINGS

Regulation S-K and determined that three of its members, Kathryn W. Dindo, Jay L. Henderson, and Sandra Pianalto, satisfy the criteria for an independent audit committee financial expert. The Board adopted a resolution at its April 2017 meeting designating each of Ms. Dindo, Mr. Henderson, and Ms. Pianalto as an “audit committee financial expert,” within the meaning of Regulation S-K.

The Audit Committee operates under a written charter, which is posted on our website at www.jmsmucker.com. A copy of the Audit Committee charter is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667. The Audit Committee believes its charter is an accurate and adequate statement of the Audit Committee’s responsibilities. The Audit Committee reviews its charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities. A more detailed report of the Audit Committee is set forth below under the “Report of the Audit Committee” section of this proxy statement.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of four independent Directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934, as amended, and it operates under a written charter, which is reviewed and approved annually. The Audit Committee oversees our financial reporting process on behalf of the Board and serves as the primary communication link between the Board as the representative of our shareholders, the Independent Auditors, Ernst & Young LLP, and our internal auditors. Our management has the primary responsibility for financial statements and the reporting process, including the systems of internal control and for assessing the effectiveness of internal control over financial reporting.

In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed with management the financial statements and related financial statement disclosures included in our Quarterly Reports on Form 10-Q and the audited financial statements and related financial statement disclosures included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017. Also, the Audit Committee reviewed with the Independent Auditors their judgments as to both the quality and the acceptability of our accounting policies. The Audit Committee’s review with the Independent Auditors included a discussion of other matters required under Auditing Standards promulgated by the Public Company Accounting Oversight Board (“PCAOB”), including PCAOB Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee received the written disclosures from the Independent Auditors required by the PCAOB Ethics and Independence Rules regarding communications with the Audit Committee concerning independence and has discussed those disclosures with the Independent Auditors. The Audit Committee also has considered the compatibility of non-audit services with the Independent Auditors’ independence.

The Audit Committee discussed with our internal auditors and Independent Auditors the overall scope and plans for their respective audits and reviewed our plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal auditors and Independent Auditors, with and without management present, to discuss the results of the auditors’ examinations, their evaluations of our internal control, including a review of the disclosure control process, and the overall quality of our financial reporting. The Audit Committee, or the Audit Committee Chair, also pre-approved all audit and non-audit services provided by the Independent Auditors during and relating to fiscal year 2017. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017.

The Audit Committee evaluates the performance of the Independent Auditors, including the senior audit engagement team members, each year and determines whether to re-engage the current Independent Auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the Independent Auditors, along with the Independent Auditor’s capabilities, technical expertise, and knowledge of our operations and industry. In addition, the Audit Committee reviews with the senior members of our financial management team and Director, Internal Audit, the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and the Independent Auditors of our internal control over financial reporting and the quality of our financial reporting, and the ability of the Independent Auditors to remain independent. Based on these evaluations, the Audit Committee decided to engage Ernst & Young LLP as our Independent Auditors for fiscal year 2018. Although the Audit Committee has the sole authority to appoint the Independent Auditors, the Audit Committee has continued its long- standing practice of recommending that the Board ask our shareholders to ratify the appointment of the Independent Auditors at our annual meeting of shareholders.

AUDIT COMMITTEE

Kathryn W. Dindo, Chair

Jay L. Henderson

Elizabeth Valk Long

Sandra Pianalto

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SERVICE FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the aggregate fees, including out of pocket expenses, paid to the Independent Auditors for the fiscal years ended April 30, 2017 and April 30, 2016:

Type of Fees (In thousands)	2017	2016
Audit Fees(1)	$3,924	$4,638
Audit-Related Fees(2)	$155	$155
Tax Fees(3)	$3,223	$2,972
All Other Fees	—	$44
Total Fees	$7,302	$7,809

(1)	Audit fees primarily relate to (i) the audit of our consolidated financial statements as of and for the fiscal years ended April 30, 2017 and April 30, 2016; (ii) statutory audits of certain international subsidiaries; (iii) the audit of the effectiveness of internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002; and (iv) the reviews of our unaudited condensed consolidated interim financial statements as of July 31, October 31, and January 31 for fiscal years 2017 and 2016. The decrease in audit fees in fiscal year 2017 is primarily due to the work required in fiscal year 2016 in connection with the acquisition of Big Heart, including (i) audit procedures related to the finalization of the Big Heart purchase price allocation and (ii) audit procedures related to the integration of Big Heart into the Company. These procedures did not recur in fiscal year 2017.

(2)	Audit-related fees are for (i) audits of certain employee benefit plans; (ii) financial reporting advisory services; (iii) acquisition-related due diligence; (iv) our subscription to on-line research services; and (v) other attest services.

(3)	Tax fees are primarily for tax work in connection with the Big Heart transaction and for tax compliance, preparation, and planning services.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee charter, as well as the policies and procedures adopted by the Audit Committee, require that all audit and permitted non-audit services provided by the Independent Auditors be pre-approved by the Audit Committee. These services may include audit services, audit-related services, tax services and, in limited circumstances, other services. The Audit Committee’s pre-approval identifies the particular type of service and is subject to a specific engagement authorization.

Should it be necessary to engage the Independent Auditors for additional, permitted services between scheduled Audit Committee meetings, the Audit Committee Chair has been delegated the authority to approve up to $250,000 for additional services for a specific engagement. The Audit Committee Chair then reports such pre-approval at the next meeting of the Audit Committee. The approval policies and procedures of the Audit Committee do not include delegation of the Audit Committee’s responsibility to our management.

All of the services described above were approved by the Audit Committee, or the Audit Committee Chair, before the Independent Auditors were engaged to render the services or otherwise in accordance with the approval process adopted by the Audit Committee.

COMMUNICATIONS WITH THE AUDIT COMMITTEE

The Code of Conduct has established procedures for receiving confidential, anonymous complaints by employees and from third parties regarding accounting, internal accounting controls, or auditing matters. The Code of Conduct is posted on our website at www.jmsmucker.com and is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

The J. M. Smucker Company     2017 Proxy Statement    35

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 2 on the proxy card)

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent external audit firm retained to audit our financial statements. The Audit Committee has appointed Ernst & Young LLP as our independent external auditor for the fiscal year ending April 30, 2018. Ernst & Young LLP has served as our independent external auditor continuously since fiscal year 1955. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Ernst & Young LLP. In order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. Further, in conjunction with the mandated rotation of the auditing firm’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of Ernst & Young LLP’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as our independent external auditor is in the best interests of our shareholders. The Audit Committee has requested that our shareholders ratify this decision.

A representative of Ernst & Young LLP will be present at the annual meeting with an opportunity to make a statement, if so desired, and to respond to appropriate questions with respect to that firm’s examination of our financial statements for the fiscal year ended April 30, 2017.

Although shareholder ratification is not required under the laws of the State of Ohio, we are submitting the appointment of Ernst & Young LLP to our shareholders for ratification at the annual meeting as a matter of good corporate practice and in order to provide a means by which shareholders may communicate their opinion to the Audit Committee. If our shareholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will reconsider whether to retain Ernst & Young LLP and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the interests of our shareholders.

The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to ratify the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm. Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have no effect on the vote for this proposal. Unless otherwise directed, common shares represented by proxy will be voted “FOR” the approval of this proposal.

The Board unanimously recommends a vote FOR ratification of the appointment of Ernst & Young LLP as our

Independent Registered Public Accounting Firm.

36    The J. M. Smucker Company     2017 Proxy Statement

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

(Proposal 3 on the proxy card)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the “Dodd-Frank Act”), requires that we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers (collectively, the “Named Executive Officers”) as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC under Section 14A of the Securities Exchange Act of 1934, as amended. In 2011, our shareholders voted to conduct this advisory vote on an annual basis until at least 2017.

As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of the Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward the Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the creation of long-term shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Some of our key compensation practices and recent modifications include:

Performance-Based Pay	We abide by a strong pay for performance philosophy. For fiscal year 2017, 72% to 83% of the target principal compensation components for the Named Executive Officers were variable and tied to financial performance.
No Tax Gross-Ups Policy	We have a policy that prohibits tax gross-up payments to our executive officers.
Significant Stock Ownership	We have a minimum stock ownership requirement for all of our executive officers. All of the Named Executive Officers significantly exceed the applicable minimum stock ownership requirement.
Clawback Policy	We have a policy that allows us to recoup incentive-based compensation from our current or former executive officers under certain circumstances.
Compensation Risk Assessment	We annually conduct a review of our compensation practices and policies and have concluded that our compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company.
Independent Compensation Committee	Each member of the Compensation Committee is independent as defined in the corporate governance listing standards of the NYSE and our director independence standards.
Outside Compensation Consultant	The Compensation Committee utilizes the services of an independent outside compensation consultant, which performs services solely in support of the Compensation Committee.
No Hedging Policy	We have a “no hedging” policy that prohibits Directors, executive officers, and employees from engaging in hedging transactions in our common shares or from purchasing our common shares “on margin.”
No Pledging Policy	We have a “no pledging” policy that prohibits Directors, executive officers, and employees from pledging any common shares as collateral for a margin loan or otherwise.
Use of Tally Sheets	When approving changes in compensation for the Named Executive Officers, the Compensation Committee reviews a tally sheet for each Named Executive Officer.

The J. M. Smucker Company     2017 Proxy Statement    37

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Four-Year Retention Period Despite Attaining Age and Service Requirements	Upon participants reaching the age of 60 with 10 years of service, all Restricted Stock Awards (as defined below) vest immediately, with 50% of such Restricted Stock Awards available for settlement of taxes due and the remainder subject to a four-year retention period even in the event of retirement.
Long-Term Incentive Award Performance Metrics	Restricted Stock Awards are based 75% on the achievement of our annual performance target for adjusted earnings per share and 25% on the achievement of our annual performance target for free cash flow, although no Restricted Stock Awards are granted if we do not achieve at least 80% of our adjusted earnings per share target.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of the Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on us, the Board, or the Compensation Committee. To the extent there is any significant vote against the Named Executive Officers’ compensation as disclosed in this proxy statement, the Board and the Compensation Committee will evaluate what actions, if any, may be necessary to address the concerns of shareholders.

At our 2016 annual meeting, our executive compensation program received approval from approximately 97% of the votes cast on such proposal. We believe that this result demonstrates our shareholders’ endorsement of the Compensation Committee’s executive compensation decisions and policies.

The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to approve, on an advisory basis, our executive compensation. Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have no effect on the vote for this proposal. Unless otherwise directed, common shares represented by proxy will be voted “FOR” the approval of this proposal. Under the Articles, shareholders are entitled to cast ten votes per share on any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement. Because the vote on this proposal is a non-binding, advisory vote, we have determined that such ten-votes-per- share provisions will not apply to this proposal.

Accordingly, we ask our shareholders to vote on the following resolution at our annual meeting:

“RESOLVED, that our shareholders approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed in our proxy statement for the 2017 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the 2017 Summary Compensation Table, and the other related tables and disclosures.”

The Board unanimously recommends a vote FOR the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement.

38    The J. M. Smucker Company     2017 Proxy Statement

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

(Proposal 4 on the proxy card)

The Dodd-Frank Act also provides that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of the Named Executive Officers as disclosed in accordance with the compensation disclosure rules of the SEC, which is referred to in this proxy statement as an advisory vote on executive compensation or Say-on-Pay. By voting with respect to this Proposal 4, shareholders may indicate whether they would prefer that the we conduct future advisory votes on executive compensation once every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal. In 2011, our shareholders voted to conduct this advisory vote on an annual basis until at least 2017.

The Board has determined that an annual advisory Say-on-Pay vote will allow our shareholders to provide timely, direct input on the Company’s executive compensation philosophy, policies, and practices as disclosed in the proxy statement each year. The Board believes that an annual vote is therefore consistent with our efforts to engage in an ongoing dialogue with shareholders on executive compensation and corporate governance matters.

We recognize that shareholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from shareholders as to their preference on the frequency of holding future advisory votes on executive compensation.

This vote is advisory, which means that the vote is not binding on the Company, the Board, or the Compensation Committee. The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes advisory votes on executive compensation.

The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to approve, on an advisory basis, the frequency of holding future advisory votes on executive compensation. Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have no effect on the vote for this proposal. If the holders of a majority of the votes cast on this proposal do not approve the Board’s recommendation to have an annual Say-on-Pay vote, then the option receiving the highest number of votes will be deemed the frequency selected by the shareholders. In such case, the Board may decide that it is in the best interests of shareholders and the Company to hold an advisory Say-on-Pay vote more or less frequently than the frequency receiving the most votes cast by shareholders. Under the Articles, shareholders are entitled to cast ten-votes-per-share on any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement or agreement. Because the vote on Proposal 4 is a non-binding, advisory vote, we have determined that such ten-votes-per-share provisions will not apply to this proposal.

The Board unanimously recommends a vote for the option of 1 YEAR as the preferred frequency of future advisory votes on the compensation of the

Company’s Named Executive Officers.

The J. M. Smucker Company     2017 Proxy Statement    39

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee regularly reviews our compensation philosophy and objectives. The Compensation Committee is also responsible for reviewing and approving compensation for our executive officers on an annual basis. A description of the Compensation Committee’s responsibilities is set forth in detail in its charter, which is posted on our website at www.jmsmucker.com.

Set forth below is a detailed discussion of our compensation program for our executive officers organized as follows:

I.	Executive Summary	Page — 40
II.	Components of Our Compensation Program for Executive Officers	Page — 45
III.	Role of Our Outside Compensation Consultant	Page — 46
IV.	Determination of Compensation for Executive Officers	Page — 47
V.	What Our Short-Term Incentive Compensation Program is Designed to Reward and How it Works	Page — 49
VI.	What Our Long-Term Incentive Compensation Program (Performance-Based Restricted Stock) is Designed to Reward and How it Works	Page — 52
VII.	Health Benefits	Page — 55
VIII.	Pension and Retirement Plans, the Non-qualified Supplemental Retirement Plan, and the Voluntary Deferred Compensation Plan	Page — 55
IX.	Other Benefits Executive Officers Receive	Page — 57
X.	Description of Agreements with Executive Officers	Page — 58
XI.	Tax and Accounting Considerations	Page — 59
XII.	Compensation-Related Risk Assessment	Page — 59

I.    Executive Summary

We manage our business with the long-term objective of providing value to all of our constituents —namely, consumers, customers, employees, suppliers, communities in which we have a presence, and shareholders. Our compensation philosophy is that compensation for all employees, including our executive officers, should be:

•	performance-based;

•	fair and equitable when viewed both internally and externally; and

•	competitive in order to attract, incentivize, and retain the best qualified individuals.

We have designed our compensation programs to reflect each of these characteristics. The performance-based incentives (comprised of corporate performance, and in some cases, individual performance and strategic business area performance) seek to reward both short-term and long-term results and to align the interests of our executive officers and other participants with the interests of our shareholders. Our executive officers receive a compensation package that primarily consists of an annual base salary, short-term incentive awards, and long-term incentive awards.

The Compensation Committee sets performance targets for participants, including executive officers, in June of each year for the fiscal year commencing the prior May 1st. We believe that the performance targets established by the Compensation Committee, based primarily on adjusted earnings per share and free cash flow and, in some cases, strategic business area performance, require participants, including executive officers, to perform at a high level. During the ten-year period from fiscal year 2008 through fiscal year 2017, our annual

40    The J. M. Smucker Company     2017 Proxy Statement

EXECUTIVE COMPENSATION

compounded growth rate in adjusted earnings per share (excluding the impacts described below) was approximately 10%, with a total shareholder return (“TSR”) of approximately 12%. In addition, we increased our dividend rate payable to shareholders every year during this period.

Fiscal Year 2017 Financial Performance

The chart below summarizes our key financial results for fiscal year 2017 compared to fiscal year 2016.

	Fiscal 2017	Fiscal 2016	Change (%)
Net Sales (in millions)	$7,392.3	$7,811.2	(5)%
Adjusted Earnings Per Share (as modified)*	$7.72	$7.48	3%
Free Cash Flow (in millions)*	$866.6	$1,259.6	(31)%
Fiscal Year End Stock Price	$126.72	$126.98	0%

*	In addition to certain items affecting comparability (i.e., merger and integration and restructuring costs and unallocated gains and losses on commodity and foreign currency exchange derivatives), we redefined our adjusted earnings per share measure for fiscal year 2017 to also exclude amortization expense and impairment charges related to intangible assets. We have conformed the prior year adjusted earnings per share measure to this new definition. Additionally, the prior year adjusted earnings per share was modified to exclude the impact of a significant net deferred tax benefit in fiscal year 2016. For fiscal year 2017, the Compensation Committee used the adjusted earnings per share (as modified) amount to evaluate our performance in relation to our adjusted earnings per share goal for the fiscal year. Generally, adjusted earnings per share is calculated as defined, but, according to the plan, may exclude other items as determined by the Compensation Committee. For a reconciliation of free cash flow to cash provided by operating activities and adjusted earnings per share (as modified) to GAAP earnings per share, see Appendix A. For a description of how we calculate adjusted earnings per share (as modified) and free cash flow, see Management’s Discussion and Analysis in our Annual Report to Shareholders, which can be found on our website at www.jmsmucker.com/investor-relations.

Our fiscal year 2017 performance was one of the key factors in the compensation decisions for the fiscal year, as more specifically discussed below.

Elements of Executive Officers’ Compensation for Fiscal Year 2017

Annual Base Salary

Salary ranges are determined in the same manner for each of our salaried employees, including each executive officer. The base salaries paid to each executive officer are designed to fall within an established range based on market practice. Actual pay reflects the experience of the executive officer, his or her performance, and the scope of his or her responsibility.

The J. M. Smucker Company     2017 Proxy Statement    41

EXECUTIVE COMPENSATION

Short-Term Incentive Awards (Cash-Based)

Our short-term, performance-based incentive compensation program is cash-based and is designed to reward key employees, including executive officers, for their contributions to the Company based on clear, measurable criteria. The Compensation Committee evaluates the following criteria and information when approving the short-term incentive awards for executive officers:

•	our performance in relation to our adjusted earnings per share goal for the fiscal year;

•

if an executive officer has responsibilities that include oversight of a strategic business area, a significant percentage of this short-term incentive award is tied to that strategic business area’s performance in relation to its annual segment profit goal.

The Compensation Committee reviews attainment of relevant profit goals for these areas each year. Short-term incentive awards can range from 0% of the target award amount if we fail to achieve at least 80% of our adjusted earnings per share goal, to a maximum of 200% of the target award amount if we achieve or exceed 110% of our adjusted earnings per share goal. Executive officers’ target short-term incentive awards range from 50% to 110% of base salary depending on the responsibilities and experience of the executive officer. Specifically, with respect to fiscal year 2017, the Compensation Committee approved the target corporate adjusted earnings per share goal of $7.65, and we achieved adjusted earnings per share of $7.72, representing 101% of the target amount. As a result of exceeding the adjusted earnings per share target, the corporate performance portion of the short-term incentive award was paid at 110% of the target award for all participants.

Short-Term Award Snapshot (Cash-Based)

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EXECUTIVE COMPENSATION

Long-Term Incentive Awards (Stock-Based)

Our long-term, performance-based compensation is stock-based and is designed to align the interests of management with the interests of our shareholders. Actual long-term incentive awards are based 75% on our annual performance target for adjusted earnings per share and 25% on our annual performance target for free cash flow, as established by the Compensation Committee the previous June, and can range from 0% of the restricted shares target award amount if we fail to achieve 80% of our adjusted earnings per share goal, to a maximum of 150% of the restricted shares target award amount if we achieve or exceed 120% of our adjusted earnings per share and free cash flow goals. For fiscal year 2017, the Compensation Committee approved the target corporate adjusted earnings per share goal of $7.65 and the target corporate free cash flow goal of $1 billion. Our executive officers’ long-term incentive award targets for fiscal year 2017 range from 85% to 400% of base salary depending on the responsibilities and experience of the executive officer. Specifically, with respect to fiscal year 2017, we achieved 101% of our adjusted earnings per share goal and 87% of our free cash flow goal, resulting in long-term incentive awards of 93.75% of the target.

Long-Term Award Snapshot (Stock-Based)

Target Pay Mix Summary

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EXECUTIVE COMPENSATION

Significant Compensation Practices and Recent Modifications

Our compensation programs, practices, and policies are reviewed and reevaluated on an ongoing basis. We modify our compensation programs to address evolving best practices and changing regulatory requirements. Listed below are some of our more significant practices and recent modifications.

Performance-Based Pay

As discussed above, we abide by a strong pay for performance philosophy. For fiscal year 2017, 72% to 83% of the target principal compensation components for the Named Executive Officers were variable and tied to financial performance.

No Tax Gross-Ups Policy	In April 2012, we adopted a Payment of Tax Gross-Ups Policy that prohibits tax gross-up payments to our executive officers.
Significant Stock Ownership	All of the Named Executive Officers significantly exceed the minimum stock ownership guidelines, thereby strongly aligning each Named Executive Officer’s long-term interests with our shareholders. The minimum stock ownership requirement for our Executive Chairman and Chief Executive Officer is a multiple of six times their annual base salaries. Our other executive officers must own stock with a value of at least two times their annual base salaries.
Clawback Policy	In April 2012, we adopted a Clawback of Incentive Compensation Policy that allows us to recoup incentive-based compensation from our current or former executive officers under certain circumstances. Pursuant to the policy, we may demand repayment of any incentive-based compensation paid or granted to an executive officer in the event of a required accounting restatement of a financial statement of the Company (whether or not based on misconduct) due to material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws.
Compensation Risk Assessment	With oversight from Frederic Cook & Co., our independent compensation consultant, we conducted a compensation risk assessment and concluded that our compensation policies and practices do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company.
Independent Compensation Committee	Each member of the Compensation Committee is independent as defined in the corporate governance listing standards of the NYSE and our director independence standards.
Outside Compensation Consultant	The Compensation Committee utilizes the services of Frederic Cook & Co., an independent outside compensation consultant, which performs services solely in support of the Compensation Committee.
No Hedging Policy	We have a “no hedging” policy that prohibits Directors, executive officers, and employees from engaging in hedging transactions in our common shares or from purchasing our common shares “on margin.”
No Pledging Policy	We have a “no pledging” policy that prohibits Directors, executive officers, and employees from pledging any common shares as collateral for a margin loan or otherwise.
Use of Tally Sheets	The Compensation Committee annually reviews a tally sheet for each Named Executive Officer to inform total compensation decisions.
Four-Year Retention Period Despite Attaining Age and Service Requirements	Upon participants reaching the age of 60 with 10 years of service, all Restricted Stock Awards vest immediately, with 50% of such Restricted Stock Awards available for settlement of taxes due and the remainder subject to a four-year retention period. This four year retention period continues regardless of retirement.
Long-Term Incentive Award Performance Metrics	Restricted Stock Awards are based 75% on the achievement of our annual performance target for adjusted earnings per share and 25% on the achievement of our annual performance target for free cash flow, although no Restricted Stock Awards are granted if we do not achieve at least 80% of our adjusted earnings per share target.

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2016 Say-on-Pay Advisory Vote Outcome

At our 2016 annual meeting, our executive compensation program received approval from approximately 97% of the votes cast on such proposal. We believe that this result demonstrates our shareholders’ endorsement of the Compensation Committee’s executive compensation decisions and policies. Such shareholder vote was one of many factors contributing to the Compensation Committee’s decision to refrain from making significant changes to our compensation mix, peer group, target levels, performance metrics, or other compensation policies. The Compensation Committee will continue to consider results from future shareholder advisory votes, which will continue to be held annually unless shareholders select a different frequency of future votes on executive compensation, in its ongoing evaluation of our executive compensation programs and practices.

II.    Components of Our Compensation Program for Executive Officers

Our executive officers receive a compensation package which consists of the following components:

Cash Components

•  annual base salary;

•  annual holiday bonus equal to 2% of annual base salary, which is provided to all of our salaried and hourly non-represented employees; and

•  short-term incentive compensation program, in the form of a potential annual cash award (“Cash Incentive Award”), which provides participants the opportunity, subject to meeting specified goals, to earn an annual cash bonus.

Equity Component

•   our long-term incentive compensation program, in the form of a potential annual grant of restricted shares, restricted stock units, or performance units (“Restricted Stock Award”), provides participants the opportunity, subject to meeting specified goals, to earn a grant of shares of Company stock, which generally vests at the end of a four-year period from the date of grant;

•   special stock option grant made in fiscal year 2015 which vests in annual installments over three years, subject to meeting specified “synergy realization” and EBITDA performance goals; and

•   one-time equity award, which vests on the ten-year anniversary of the grant date, was provided to certain executive officers who participated in The J. M. Smucker Company Defined Contribution Supplemental Executive Retirement Plan (the “New SERP”), which will be closing on December 31, 2017. No Named Executive Officers received this award.

Health and Retirement Benefits

•  participation in health and welfare plans upon substantially the same terms as available to most of our other salaried employees;

•   participation in retirement plans (such as a 401(k) plan, defined benefit pension plan, and employee stock ownership plan) upon substantially the same terms as available to most of our other salaried employees;

•   participation in one of three executive retirement plans, two of which have been closed to new participants (one of which will be closed to current participants); and

•   periodic physical examinations upon the same terms as available to all of our employees at or above the functional vice president level.

Other Benefits

•   the right for executive officers to defer part of their salary or cash bonus under a non-qualified, voluntary, deferred compensation plan; and

•   Selected perquisites for certain executive officers, such as use of our aircraft (primarily by the Executive Chairman and the Chief Executive Officer), financial and tax planning assistance, tickets to entertainment events, and select reimbursement for club dues and expenses.

The J. M. Smucker Company     2017 Proxy Statement    45

EXECUTIVE COMPENSATION

III.    Role of Our Outside Compensation Consultant

Pursuant to the Compensation Committee charter, the Compensation Committee has the sole authority to (i) engage compensation consultants to assist in the evaluation of non-employee Director and executive officer compensation, (ii) set the fees and other retention terms of such compensation consultants, and (iii) assess the independence of such compensation consultants. Such consultants report directly to the Compensation Committee and do not perform any services directly on behalf of our management team.

Before selecting a compensation consultant, the Compensation Committee takes into account all factors relevant to assessing such compensation consultant’s independence from management, including the following six factors:

•	the provision of other services to the Company by the compensation consultant’s employer;

•	the amount of fees received from the Company by the compensation consultant’s employer, as a percentage of total revenues of the employer;

•	the policies and procedures of the compensation consultant’s employer that are designed to prevent conflicts of interest;

•	any business or personal relationship of the compensation consultant with a member of the Compensation Committee;

•	any stock of the Company owned by the compensation consultant; and

•	any business or personal relationship of the compensation consultant or the compensation consultant’s employer with one of our executive officers.

The Compensation Committee has retained Frederic Cook & Co. as an outside consultant to assist, as directed, in the fulfillment of various aspects of its charter. Frederic Cook & Co. reports directly to the Compensation Committee and participates in executive sessions with the Compensation Committee, without members of our management present. Our Executive Chairman, Chief Executive Officer, Senior Vice President, Human Resources and Corporate Communications, and Senior Vice President, General Counsel and Secretary also attend the non-executive session portions of the Compensation Committee meetings.

In accordance with its corporate governance model, the Compensation Committee makes all decisions concerning compensation and benefits for our executive officers, and the Compensation Committee relies on Frederic Cook & Co. for advice, data, and market information regarding executive officer and director compensation.

During fiscal year 2017, Frederic Cook & Co. attended all Compensation Committee meetings, either in person or by telephone, and assisted the Compensation Committee with:

•	providing updates on relevant trends and developments in executive officer and director compensation;

•	assessing our peer group and the competitiveness of pay levels and practices;

•	evaluating programs and recommendations put forth by management against the Compensation Committee’s stated rewards objectives;

•	reviewing the compensation of non-employee Directors;

•	reviewing information to be included in the compensation sections of our proxy statement; and

•	reviewing our risk assessment of all of our compensation plans.

The Compensation Committee authorized Frederic Cook & Co. staff members working on the Compensation Committee’s behalf to interact with our management, as needed, to obtain or confirm information for presentation to the Compensation Committee. Frederic Cook & Co. has never performed any additional services for the Company other than the types of services mentioned herein.

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IV.    Determination of Compensation for Executive Officers

We believe that the compensation paid to our executive officers must be fair and equitable and competitive enough to attract and retain qualified individuals. We also believe that there are certain non-financial, intangible elements of the overall compensation program that provide a positive work environment and provide value for our employees.

Compensation Benchmarking

In an effort to provide competitive, fair, and equitable compensation, target compensation opportunities for our executive officers are benchmarked, at a minimum, every other year. To inform its decisions regarding establishing target compensation opportunities for our executive officers for fiscal years 2017 and 2018, the Compensation Committee used market data for hundreds of general industry companies that participated in two major executive compensation surveys. The two survey databases used included the Willis Towers Watson 2015 and 2016 U.S. CDB General Industry Executive Database (the “Towers Survey”) and the AON Hewitt U.S. Total Compensation Measurement 2015 and 2016 Executive Survey (the “Hewitt Survey” and, together with the Towers Survey, the “Compensation Study”). The information for all companies reporting data for a specific job from the Compensation Study was used when the Compensation Committee reviewed compensation. This data was then size-adjusted using regression analysis to reflect our annual revenues and, where appropriate, the size of a specific business area. The Compensation Study also included publicly available proxy data compiled by Frederic Cook & Co. for the following peer group:

Campbell Soup Company	The Hershey Company
Church & Dwight Co., Inc.	Hormel Foods Corporation
The Clorox Company	Ingredion Incorporated
Colgate-Palmolive Company	Kellogg Company
ConAgra Brands, Inc.	The Kraft Heinz Company
Dean Foods Company	McCormick & Company, Incorporated
Dr. Pepper Snapple Group, Inc.	Mead Johnson Nutrition Company
Flowers Foods, Inc.	Spectrum Brands, Inc.
General Mills, Inc.	The WhiteWave Foods Company

The peer group was selected by the Compensation Committee, with the assistance of Frederic Cook & Co., using the following criteria:

•	U.S. companies in the same or similar line of business;

•	companies that are within a reasonable size range in revenue, operating income, assets, equity, and market capitalization;

•	companies that compete for the same customers with similar products, have comparable financial characteristics that investors view similarly, and may be subject to similar external factors; and

•	assessing each remaining company’s primary businesses and important key characteristics for relevancy and comparability.

As a result of Keurig Green Mountain, Inc. being taken private, the Compensation Committee approved the removal of this company from the peer group in fiscal year 2017.

The Compensation Committee targets all compensation relative to a range around the 50th percentile of the competitive market data for the applicable fiscal year discussed above (the “Target Range”). We used the Target Range, plus or minus 20% of the midpoint, for assessing the pay for each salaried employee, including the Named Executive Officers, for fiscal year 2017. The Compensation Study indicated that for fiscal year 2017, compensation for each of the Named Executive Officers was within the Target Range (except for Mark T. Smucker, who fell slightly below the Target Range), and the mix of compensation was in line with the market.

The J. M. Smucker Company     2017 Proxy Statement    47

EXECUTIVE COMPENSATION

When approving compensation for executive officers, the Compensation Committee also considers:

•	support of our Basic Beliefs of Quality, People, Ethics, Growth, and Independence;

•

individual performance, including financial and operating results as compared to our corporate and strategic business areas’ financial plan and to prior year results, as well as achievement of personal development objectives;

•	our overall performance, including sales and earnings results;

•	implementation of our strategy;

•	implementation of sound management practices; and

•	the role of appropriate succession planning in key positions.

Base Salary Determination

Salary ranges are determined in the same manner for each of our salaried employees, including each executive officer. The base salaries paid to each executive officer are designed to fall within an established range based on market practice. Actual base salary reflects the experience of the executive officer and the scope of his or her responsibility.

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It is the normal practice that each April, the Compensation Committee requests that management submit compensation recommendations for executive officers, other than for the Executive Chairman and the Chief Executive Officer, using all of the considerations outlined above. These recommendations generally result in salary increases for the executive officers that are aligned with our salary increase budget for other salaried employees. The Compensation Committee reviews all of the above considerations with no single factor necessarily weighted more heavily than another.

In setting and approving compensation for the Executive Chairman and the Chief Executive Officer, the Compensation Committee holds the Executive Chairman and the Chief Executive Officer responsible for ensuring that each of the objectives set forth above are achieved and each is assessed in their respective roles in regard to:

•	setting the tone for corporate responsibility by adhering to our Basic Beliefs of Quality, People, Ethics, Growth, and Independence;

•	managing the business, over the long term, to serve all of our constituents, namely consumers, customers, employees, suppliers, communities in which we work, and our shareholders;

•	designing and implementing our long-term strategy;

•	developing appropriate succession planning for key executive officer positions; and

•	with respect to the Chief Executive Officer, delivering positive financial and operational results, including earnings results, as reflected in our financial plan.

At the Compensation Committee’s June 2017 meeting, the Compensation Committee considered these factors when determining the base salary, Cash Incentive Award target, and Restricted Stock Award target for the Executive Chairman and the Chief Executive Officer. The Compensation Committee determined that the fiscal year 2018 salary for Mark T. Smucker would be $940,000, a 4.4% increase over his fiscal year 2017 salary, and that the fiscal year 2018 salary for Richard K. Smucker would be $750,000, which is the same as his fiscal year 2017 salary.

V.    What Our Short-Term Incentive Compensation Program Is Designed to Reward and How it Works

Our short-term, performance-based incentive compensation program is cash-based and is designed to reward key employees, including executive officers, for their contributions to the Company based on clear, measurable criteria.

After the end of each fiscal year, the Compensation Committee reviews management’s recommendations for Cash Incentive Awards for executive officers (other than for the Executive Chairman and the Chief Executive Officer for whom management makes no recommendation). The Compensation Committee evaluates the following criteria and information in approving Cash Incentive Awards for executive officers:

•

our performance in relation to our adjusted earnings per share goal for the fiscal year, a goal that is also approved by the Compensation Committee in June of each year for the fiscal year commencing the prior May 1st. The adjusted earnings per share goal is calculated excluding the impact of restructuring and merger and integration charges and unallocated derivative gains and losses, and, according to the plan, may exclude other items as determined by the Compensation Committee. The determination of our performance, excluding these charges, is consistent with the way management and the Board evaluates our business;

•

in general, if an executive officer has responsibility for a specific strategic business area, a percentage of the Cash Incentive Award is tied to that strategic business area’s performance in relation to its annual profit goal and the Compensation Committee reviews attainment of relevant profit goals for those areas each year; and

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•	awards to each executive officer for the prior three years, as well as base salary for the fiscal year just ended and target award information for each executive officer.

Target awards for executive officers under the short-term incentive compensation program are also approved by the Compensation Committee and are represented as a percentage of each executive officer’s base salary. The target award percentage for each executive officer is reviewed regularly by the Compensation Committee with input from Frederic Cook & Co. Executive officers’ target awards ranged from 50% to 110% of base salary depending on the responsibilities and experience of the executive officer. For fiscal year 2017, the most an executive officer was eligible to receive in such fiscal year was twice the target award (i.e., between 100% and 220% of base salary).

Participants in the short-term incentive compensation program receive a percentage of their target award based on our performance as shown in the following table. No awards are made unless we first achieve at least 80% of our adjusted earnings per share goal.

Ranges	Performance Level Achieved	Percentage of Target Award Earned
Below Threshold	<80%	0%
Threshold	80%	25%
Target	100%	100%
Maximum	110%	200%

In the event performance is between the ranges set forth in the table above, the Compensation Committee determines the percentage of the award that is earned by mathematical interpolation: (i) for each increase of 1% above the threshold performance level but below 90% of the target performance level, the percentage of the target award earned increases by 2.5%; (ii) for each increase of 1% above 90% of the target performance level but below the target performance level, the percentage of the target award earned increases by 5%; and (iii) for each increase of 1% above the target performance level and up to the maximum performance level, the percentage of target award earned increases by 10%.

For the Named Executive Officers, the target award is tied solely to the corporate performance target or a combination of the strategic business area and the corporate performance targets. If a Named Executive Officer manages or has significant influence over a strategic business area, 50% of the target award is generally tied to the performance of the strategic business area. In other words, individual performance is not a factor in determining Cash Incentive Awards for the Named Executive Officers. The Compensation Committee, however, does have discretion to reduce a Named Executive Officer’s award, but did not reduce any Named Executive Officer’s award in fiscal year 2017.

A chart illustrating this allocation is as follows:

	Weighting of Target Award for Named Executive Officers
Performance Categories	Corporate Participants	Strategic Business Area Participants
Corporate Performance	100%	50%
Individual Performance	0%	0%
Strategic Business Area Performance	0%	50%
Total	100%	100%

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For fiscal year 2017, all of the executive officers included in the “Summary Compensation Table” were participants in the short-term incentive compensation program, and the weighting of the target award for each Named Executive Officer is set forth in the table below:

Short-Term Incentive Compensation Program

Weighting of Target Award

For Named Executive Officers for

Fiscal Year 2017

	Weighting of Target Award
Executive Officer	Corporate Performance	Strategic Business Area Performance
Mark T. Smucker	100%	0%
Mark R. Belgya	100%	0%
Richard K. Smucker	100%	0%
Steven Oakland	100%	0%
Barry C. Dunaway	50%	50%

Set forth below is an example of the calculation of a Cash Incentive Award for a corporate participant:

Example:    An executive officer with corporate responsibilities, an annual base salary of $200,000, and a Cash Incentive Award target award of 50% of base salary would receive the following Cash Incentive Award based on achievement of target performance for all categories as shown below:

Ranges	Performance Level Achieved	Percentage of Target Award Earned	Cash Incentive Award Earned
Below Threshold	<80%	0%	$0
Threshold	80%	25%	$25,000
Target	100%	100%	$100,000
Maximum	110%	200%	$200,000

Specifically, with respect to fiscal year 2017, the Compensation Committee approved the target corporate-adjusted earnings per share goal of $7.65. In order to receive 100% of the target opportunity under the corporate component of the short-term incentive compensation program, we had to achieve adjusted earnings per share of $7.65, representing approximately 22% growth over the prior year. For fiscal year 2017, we achieved adjusted earnings per share of $7.72, representing 101% of the target amount. As a result of exceeding the adjusted earnings per share target, the corporate performance portion of the awards was paid at 110% of the target award for all participants. The short-term incentive compensation program corporate performance goals for fiscal year 2017 were as shown in the following table:

Short-Term Incentive Compensation Program

Corporate Performance Goals

for Fiscal Year 2017

Ranges	Performance Level Achieved (Adjusted Earnings per Share)	Percentage of Cash Incentive Award Opportunity Earned
Below Threshold	Below $6.12 (80% of target)	0%
Threshold	$6.12 (80% of target)	25%
Target	$7.65 (target)	100%
Maximum	$8.42 (110% target)	200%

We believe that the performance targets established by the Compensation Committee for fiscal year 2017 required participants, including executive officers, to perform at a high level in order to achieve the target

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performance levels. During the ten-year period from fiscal year 2008 through fiscal year 2017, we achieved performance in excess of the target level seven times (and achieved the maximum performance level two out of such seven times) and failed to achieve the target performance level three times. During the same time period, our annual compounded growth rate in adjusted earnings per share (excluding the impacts described on page 41) was approximately 10%, with a TSR of approximately 12%. Generally, the Compensation Committee sets the minimum, target, and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year.

VI. What Our Long-Term Incentive Compensation Program (Performance-Based Restricted Stock) Is Designed to Reward and How it Works

Our long-term, performance-based compensation is stock-based and designed to align the interests of management with the interests of our shareholders.

Restricted Stock Awards are currently issued under the 2010 Plan. We grant restricted stock units (in lieu of restricted shares) to certain participants who reside outside of the United States in order to comply with local laws and to provide favorable tax treatment to foreign recipients. None of the Named Executive Officers receive restricted stock units. Discussion in this “Compensation Discussion and Analysis” relating to restricted shares also applies to the limited awards of restricted stock units granted to participants residing outside of the United States. The long-term incentive compensation program is generally a five-year program, with a one-year performance period followed by a four-year vesting period. In general, Restricted Stock Awards vest at the end of four years and, in certain limited circumstances, some or all shares will vest immediately upon a job or position elimination or upon a change of control. Restricted Stock Awards that have not yet vested are forfeited in the event that an employee voluntarily leaves employment with the Company.

The essential features of the Restricted Stock Awards are as follows:

•

subject to Compensation Committee approval for executive officers and authorized executive officer approval for other participants, grants of Restricted Stock Awards are generally made each June provided the Company meets or exceeds the threshold performance goal for the prior fiscal year;

•

the number of restricted shares awarded in respect of the Restricted Stock Awards is based 75% on our adjusted earnings per share performance and 25% on our free cash flow performance as established by the Compensation Committee the previous June;

•

target opportunities for Restricted Stock Awards (i.e., the amount of restricted shares a participant is eligible to receive) are computed based on a participant’s base salary level at the end of the fiscal year in which the Restricted Stock Award is being measured, and these targets are communicated to participants at the beginning of each fiscal year;

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•

Restricted Stock Awards generally vest 100% at the end of the four-year period following the grant date so long as a participant remains an employee of the Company. Upon participants reaching the age of 60 with 10 years of service, all Restricted Stock Awards vest immediately, with 50% of such Restricted Stock Awards available for settlement of taxes due and the remainder subject to a four-year retention period. This retention period continues regardless of retirement;

•	unvested Restricted Stock Awards are forfeited upon an employee’s voluntary departure from the Company; and

•

actual Restricted Stock Awards range from 0% of the restricted shares target award amount if we fail to achieve 80% of our adjusted earnings per share goal, to a maximum of 150% of the restricted shares target award amount if we achieve or exceed 120% of our goals as shown in the table below. In the event performance is between the ranges set forth below, the Compensation Committee determines the percentage of the Restricted Stock Award that is earned by mathematical linear interpolation: for each increase of 1% above the threshold performance level up to the maximum performance level, the percentage of target award increases by 2.5%.

Ranges	Achievement of Target Performance*	Percentage of Target Award Earned
Below Threshold	<80%	0%
Threshold	80%	50%
Target	100%	100%
Maximum	120%	150%

*	Based 75% on the achievement of our annual performance target for adjusted earnings per share and 25% on the achievement of our annual performance target for free cash flow, although no Restricted Stock Awards are granted if the Company does not achieve at least 80% of our adjusted earnings per share target.

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EXECUTIVE COMPENSATION

In order to receive a Restricted Stock Award, participants must be employed by the Company at the time of the grant. In order to qualify the Restricted Stock Awards made to executive officers as performance-based awards under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”):

Following the end of fiscal year 2017, the Compensation Committee determined the number of performance units that were earned by the Named Executive Officers. Specifically, with respect to fiscal year 2017, we achieved 101% of our adjusted earnings per share goal and 87% of our corporate free cash flow goal, resulting in a Restricted Stock Award of 93.75% of the fiscal year 2017 performance unit award target. The performance units were paid in the form of restricted shares out of the 2010 Plan. The performance units, each worth $1.00, were converted to a number of restricted shares based on the average stock price for the final five trading days of fiscal year 2017 and the first five trading days of fiscal year 2018. The restricted shares earned were delivered to the Named Executive Officers pursuant to the same terms as the restricted shares granted to the other participants in the long-term incentive compensation program and are subject to a four-year vesting period. However, as with other participants, once any of the Named Executive Officers reaches the age of 60 and has a minimum of 10 years of service with the Company, his or her restricted shares will vest immediately, with 50% of such restricted shares available for settlement of taxes due and the remainder subject to a four-year retention period. Based on age and length of service, the restricted shares granted to Richard K. Smucker vested upon grant, with 50% of such shares available for settlement of taxes due and the remainder subject to the four-year retention period. This retention period continues into retirement.

Performance-based non-statutory stock options were awarded on March 19, 2015, and approved by the Compensation Committee for certain eligible participants, including the Named Executive Officers. These awards were granted to support the work needed for the integration of the Big Heart business. The options have an exercise price equal to $111.86, the fair market value of our common stock on the grant date. The

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three-year performance-based options will vest ratably as of April 30th of 2016, 2017, and 2018 if (i) we achieve certain “synergy realization” and EBITDA performance criteria (each, as defined in the applicable award agreement(s)) and (ii) the participant is employed by the Company on the applicable vesting date. The terms of the three-year performance-based options also provide for catch-up vesting, such that if an option tranche fails to vest for a particular year due to the non-achievement of the performance criteria, such tranche will be eligible to vest if a specified cumulative performance goal is achieved with respect to the next applicable vesting date. We did not achieve the “synergy realization” or EBITDA performance criteria for fiscal year 2016. Therefore, the first tranche of the three-year performance-based options did not vest as of April 30, 2016. However, the first tranche of the three-year performance-based options were eligible to vest as of April 30, 2017 if the specified cumulative performance goal was achieved for fiscal year 2017. As of April 30, 2017, the “synergy realization” target for the second year was achieved resulting in the vesting of the first two tranches of the “synergy realization” portion of the award. As of April 30, 2017, the EBITDA target for the second year was not achieved; and, therefore, the first and second tranches did not vest but will be eligible to vest as of April 30, 2018 assuming the EBITDA target is met for fiscal year 2018.

Stock Ownership Guidelines

All of our executive officers are required to meet minimum stock ownership guidelines within a five-year period of being named an executive officer of the Company. The Executive Chairman and the Chief Executive Officer have a stock ownership guideline of six times their annual base salaries. Our other executive officers have a stock ownership guideline of two times their annual base salaries. All of the Named Executive Officers, including the Executive Chairman and the Chief Executive Officer, significantly exceed these ownership requirements.

VII.    Health Benefits

We provide executive officers with health and welfare plans upon substantially the same terms as available to most of our other salaried employees. These benefit plans include medical, dental, vision, life, and disability insurance coverage. We also provide executive officers with periodic physical examinations upon the same terms as available to all of our employees at or above the functional vice president level.

VIII. Pension	and Retirement Plans, the Non-qualified Supplemental Retirement Plan, and the Voluntary Deferred Compensation Plan

Our executive officers, including the Named Executive Officers, participate in The J. M. Smucker Company Employees’ Retirement Plan (the “Qualified Pension Plan”), and The J. M. Smucker Company Employee Savings Plan (the “401(k) Plan”). Our executive officers, including the Named Executive Officers, also participate in the Employee Stock Ownership Plan (the “ESOP”), but we discontinued all future annual allocations of shares to eligible employee participants under the ESOP following the allocation in fiscal year 2016. Participation in the ESOP and 401(k) Plan (and, for employees hired prior to December 31, 2007, the Qualified Pension Plan) is an important component of the overall compensation package for substantially all of our employees, including our executive officers. In addition, the Named Executive Officers participate in The J. M. Smucker Company Top Management Supplemental Retirement Benefit Plan (as amended, the “SERP”) and are eligible to participate in The J. M. Smucker Company Voluntary Deferred Compensation Plan (the “Deferred Compensation Plan”). In August 2016, the Compensation Committee approved the closure of the previously frozen New SERP, which certain executive officers (but none of the Named Executive Officers) participate in, effective December 31, 2017.

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The following chart provides an overview of the key components of each of the plans:

ESOP

•   Dividends received on shares held in participants’ accounts are used to purchase additional shares of Company stock or paid out, at the participant’s election

•   We discontinued all future annual allocations of shares to eligible employee participants following the allocation in fiscal year 2016 for the plan year ended April 30, 2015

401(k) Plan

•   Is the primary Company-provided retirement plan for certain eligible employees, providing a 100% match on employees’ contributions of up to 2% of pay and 50% on contributions between 3% and 6% of pay (i.e., a maximum Company match of 4% of pay) for employees age 40 and over as of December 31, 2007

•   150% match on employees’ contributions of up to 2% and 100% on contributions between 3% and 6% of pay (i.e., a maximum Company match of 7% of pay) for employees under the age of 40 as of December 31, 2007, or those becoming new participants, regardless of age, on or after January 1, 2008

•   Effective January 1, 2017, regardless of age, all participants, including the executive officers, are eligible to receive 150% match on employees’ contributions of up to 2% and 100% on contributions between 3% and 6% of pay (i.e., a maximum Company match of 7% of pay)

•   All of the Named Executive Officers were over the age of 40 on December 31, 2007, except for Mark T. Smucker

Qualified Pension Plan

•   Provides a pension benefit based upon years of service with the Company and upon final average pay (average base salary compensation for the five most highly compensated consecutive years of employment)

•   Benefits under the Qualified Pension Plan are 1% of final average earnings times the participant’s years of service with the Company

•   Employees under the age of 40 as of December 31, 2007 will not earn future additional benefits under the Qualified Pension Plan, but employees age 40 and over as of December 31, 2007 will continue to earn future benefits

•   Closed to new participants on December 31, 2007

•   Effective December 31, 2017, the Qualified Pension Plan will be closed to all participants, including executive officers

SERP

•   In addition to retirement benefits under the Qualified Pension Plan, 401(k) Plan, and ESOP, certain of our executive officers, including the Named Executive Officers, also participate in the SERP, entitling them to certain supplemental benefits upon their retirement

•   Benefits are based upon years of service and are 55% (reduced for years of service less than 25) of the average of base salary, holiday bonus, and Cash Incentive Award for the five most highly compensated, consecutive years of employment, less any benefits received under the Qualified Pension Plan and Social Security

•   Frozen to new participants on May 1, 2008

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The New SERP

•   Became effective on May 1, 2008 and provides a benefit for certain executive officers not participating in the SERP. Frozen to new participants on May 1, 2012

•   Entitles participants to certain supplemental benefits upon their retirement, based upon an annual contribution by the Company equal to 7% of the sum of the participant’s base salary, holiday bonus, and Cash Incentive Award, along with an interest credit made each year commencing on April 30, 2009

•   Participants will be eligible for benefits upon the attainment of age 55 and 10 years of service with the Company

•   The Named Executive Officers are not participants in the New SERP but will continue to participate in the SERP

•   In August 2016, the Compensation Committee approved the closure of the New SERP, effective December 31, 2017, at which time such participants will be eligible to participate in the Restoration Plan

The J.M. Smucker Company Restoration Plan (the “Restoration Plan”)

•   Became effective on May 1, 2012 and provides a benefit for certain executive officers not participating in the SERP or the New SERP

•   Restores contributions that would have been received under our qualified plans but for federal tax limitations

•   Participants are entitled to contribute between 0% and 50% of their eligible pay over the qualified plan compensation limit and are entitled to receive a 401(k)-type match on contributions (i.e., a maximum Company match of 7% of pay over the compensation limit)

•   The Named Executive Officers are not participants in the Restoration Plan

Deferred Compensation Plan

•   Executive officers who do not participate in the Restoration Plan may elect to defer up to 50% of salary and up to 100% of the Cash Incentive Award in the Deferred Compensation Plan

•   The amounts deferred are credited to notional accounts selected by the executive officer that mirror the investment alternatives available in the 401(k) Plan. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or equal annual installments ranging from two to ten years

•   The SERP, the New SERP, the Restoration Plan, and the Deferred Compensation Plan are non-qualified deferred compensation plans and, as such, are subject to the rules of Section 409A of the Code, which restrict the timing of distributions

IX.    Other Benefits Executive Officers Receive

For fiscal year 2017, the executive officers, like all of our salaried and hourly non-represented employees, received an annual holiday bonus equal to 2% of their base salary.

The executive officers are provided certain personal benefits not generally available to all employees. The Compensation Committee believes these additional benefits are reasonable and enable us to attract and retain

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outstanding employees for key positions. These benefits include personal use of our aircraft (primarily by the Executive Chairman and the Chief Executive Officer), periodic physical examinations (which are provided to all employees at or above the functional vice president level), financial and tax planning assistance, tickets to entertainment events, reimbursement for specified club dues and expenses, and participation in the SERP or the New SERP and the Deferred Compensation Plan, or the Restoration Plan. The Compensation Committee and the Board have strongly encouraged the Chairman Emeritus, the Executive Chairman, and the Chief Executive Officer and members of their immediate families to use our aircraft for all business, as well as personal, air travel for efficiency and security purposes. The value of personal travel on our aircraft is calculated in accordance with applicable regulations under the Code and is included in the Chairman Emeritus’, the Executive Chairman’s, and the Chief Executive Officer’s taxable income for the year. The value of these personal benefits for each of the Named Executive Officers, to the extent the aggregate value based on incremental cost to us equaled or exceeded $10,000 for fiscal year 2017, is included in the “Summary Compensation Table” (and in the “2017 Director Compensation Table” for the Chairman Emeritus). The Compensation Committee reviews, on an annual basis, the types of perquisites and other benefits provided to executive officers, as well as the dollar value of each perquisite paid to executive officers.

X.    Description of Agreements with Executive Officers

Employment Agreements

Except as set forth below, we do not have employment agreements with any of our executive officers. If we have a change of control, all outstanding equity awards for all participants (other than the performance units for the executive officers) will immediately vest. The definition of change of control for purposes of accelerating the vesting of Restricted Stock Awards is set forth in the 2010 Plan.

Consulting Agreements

In April 2011, the Company and each of Timothy P. Smucker and Richard K. Smucker entered into amendments terminating substantially all of the provisions of their Amended and Restated Consulting and Noncompete Agreements, dated December 31, 2010 (together, the “Consulting Agreements”). The amendments are identical in all material respects, and provide that each of Timothy P. Smucker’s and Richard K. Smucker’s right to receive his monthly retirement benefit or death benefit under the SERP as of the third anniversary of his disability, death, or separation from service (without application of early retirement reduction factors) will remain in full force as provided in the Consulting Agreements. All other provisions of the Consulting Agreements, including all rights to continuation of salary, bonus, vesting of options and restricted shares, and each of Timothy P. Smucker’s and Richard K. Smucker’s confidentiality, non-solicitation, and noncompetition obligations following his separation from service, have been terminated. The amendments do not terminate any similar obligations Timothy P. Smucker and Richard K. Smucker may have arising under any other agreement, plan, program, or arrangement with us, or by operation of law.

Change in Control Severance Agreements

In connection with our ongoing efforts to align our compensation program with competitive market practices, we have entered into Change in Control Severance Agreements (the “Severance Agreement”) with several of our key employees, including all of the Named Executive Officers. The term of the Severance Agreement is two years, with automatic one-year renewals on each one-year anniversary of the effective date. Subject to limited exceptions, the Board may terminate the Severance Agreement at its discretion. Generally, the Severance Agreement only entitles key employees to severance benefits upon a termination by the Company without “cause” or by the key employee for “good reason” in connection with a “change in control” (each as defined in the Severance Agreement). Under those limited circumstances, an eligible employee will receive severance benefits consisting of: (i) a lump-sum payment equal to two times the sum of annual base salary and the target annual bonus; (ii) pro-rata target bonus for the year of termination; (iii) a lump sum

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amount equal to COBRA premiums for 18 months; and (iv) if requested by the employee, outplacement services not to exceed $25,000. In order to receive severance payments, the employee must execute a general release of claims in favor of the Company. The Severance Agreement includes an 18-month post-termination non-competition covenant.

The Severance Agreement does not provide for gross-up payments to be made in the event any payment or benefit due to an employee would be subject to the excise tax under Section 4999 of the Code, based on such payments being classified as “excess parachute payments” under Section 280G of the Code. However, in the event any payment or benefit due to an employee would be subject to such excise tax, then the amounts payable to such employee will be reduced to the maximum amount that does not trigger the excise tax, unless the applicable employee would be better off (on an after-tax basis) receiving all such payments and benefits and paying all applicable income and excise tax thereon.

XI.    Tax and Accounting Considerations

The Compensation Committee has considered the potential impact on our compensation plans of the $1,000,000 cap on deductible compensation under Section 162(m) of the Code. Compensation that qualifies as performance-based compensation is exempt from the cap on deductible compensation. The Compensation Committee believes that executive compensation programs generally should be structured to provide for the deductibility of compensation paid to executive officers. To the extent, however, that the Compensation Committee from time to time believes it to be consistent with its compensation philosophy and in the best interests of the Company and our shareholders to award compensation that is not fully deductible, it may choose to do so.

XII.    Compensation-Related Risk Assessment

During fiscal year 2017, the Compensation Committee oversaw a risk assessment of our compensation policies and practices to ascertain any material risks that may be created by our compensation programs. In March 2017, members of our human resources, internal audit, legal, and enterprise risk departments, along with Frederic Cook & Co., reviewed and assessed the potential risks arising from our compensation policies and practices based on the risk assessment process developed and refined over the past several years, along with a comparison of current industry best practices. The assessment process included a review of risks related to strategy, culture, governance, pay-mix, performance measures, annual short-term and long-term incentives, equity ownership, and trading, along with other compensation risks and management of those risks. The results of management’s review and Frederic Cook & Co.’s assessment were presented to the Compensation Committee in April 2017 for its review and final assessment. Based on the Compensation Committee’s review of the risk assessment, we determined that our compensation policies and practices do not create any risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was supported by our risk mitigating practices, including our clawback policy, “no hedging” policy, “no pledging” policy, holdbacks of a portion of incentive payments for certain sales team participants, caps on incentive compensation awards, incentive modifiers based upon business unit performance, and the use of discretionary adjustments. In addition, Restricted Stock Awards generally have a four-year vesting requirement or four-year retention requirement for retirement eligible employees meeting certain age and years of service requirements, and we have a stock ownership requirement for our executive officers.

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COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the Named Executive Officers for fiscal years 2017, 2016, and 2015. Please read the “Compensation Discussion and Analysis” in conjunction with reviewing this table.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)(8)	Total ($)
Mark T. Smucker	2017	900,000	18,000	3,600,000	—	1,089,000	1,295,376	47,251	6,949,627
President and Chief Executive Officer
Mark R. Belgya	2017	618,125	11,500	1,150,000	—	569,250	861,358	30,969	3,241,202
Vice Chair and	2016	545,962	10,100	1,150,000	—	946,900	1,114,529	33,559	3,801,050
Chief Financial Officer	2015	475,000	9,500	858,500	1,674,750	178,200	744,022	24,804	3,964,776
Richard K. Smucker	2017	767,308	15,000	1,500,000	—	825,000	1,328,450	93,918	4,529,676
Executive Chairman	2016	1,038,462	20,000	4,000,000	—	2,090,000	—	93,135	7,241,597
	2015	980,000	19,600	4,000,000	2,791,250	490,000	611,063	133,924	9,025,837
Steven Oakland	2017	691,875	13,500	1,350,000	—	742,500	1,050,207	33,974	3,882,056
Vice Chair and President,	2016	623,077	12,000	1,147,500	—	936,000	1,195,309	17,979	3,931,865
U.S. Food & Beverage	2015	526,000	10,520	1,020,000	1,674,750	295,900	651,647	8,274	4,187,091
Barry C. Dunaway	2017	597,596	11,000	990,000	—	374,000	518,781	227,455	2,718,832
President, Pet Food and Pet Snacks

(1)	Based on the timing of the Company’s dates of bi-weekly pay, the Named Executive Officers were paid 26 times in fiscal year 2017, 27 times in fiscal year 2016, and 26 times in fiscal year 2015. The amounts shown in column (c) include a one-time payout of accrued vacation paid to the following Named Executive Officers in fiscal year 2017: Mark R. Belgya, $43,125; Richard K. Smucker, $17,308; Steven Oakland, $16,875; and Barry C. Dunaway, $47,596. Beginning on January 1, 2017, any vacation accrued during a calendar year must be used by April of the following calendar year and will not be paid out in cash, subject to applicable law.

(2)	Included in column (d) for all of the Named Executive Officers is a holiday bonus representing 2% of annual base salary at the time of payment.

(3)	The amounts reported in column (e) reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 of the performance unit awards granted during the reported years. For the performance-based performance unit awards reported in this column for fiscal year 2017 that were granted on June 8, 2016, such amounts are based on the probable outcome of the relevant performance conditions as of the grant date. Assuming that the highest level of performance was achieved for these awards, the grant date fair value of these awards would have been: Mark T. Smucker, $5,400,000; Mark R. Belgya, $1,725,000; Richard K. Smucker, $2,250,000; Steven Oakland, $2,025,000; and Barry C. Dunaway, $1,485,000.

Restricted shares generally vest at the end of the four-year period from the date of grant or, if earlier, upon the attainment of age 60 and 10 years of service with the Company (provided that 50% of such restricted shares will be available for the settlement of taxes due and the remainder will be subject to a four-year retention period). Richard K. Smucker was at least age 60 with 10 years of service at fiscal year-end and, therefore, his restricted shares vested immediately upon grant, with 50% of such shares available for settlement of taxes due and the remainder subject to the four-year retention period. During the vesting period, the Named Executive Officers are the beneficial owners of the restricted shares and possess all voting and dividend rights. Dividends are payable at the same rate as is paid on our common shares generally. During fiscal year 2017, we paid dividends at a rate of $3.00 per share.

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COMPENSATION TABLES

In addition, the Compensation Committee approved special one-time grants of restricted shares to certain executive officers, including the following Named Executive Officers, on May 1, 2013 (fiscal year 2014) in recognition of their past leadership contributions and ability to provide continued leadership to the Company in key roles: 10,000 shares granted to Mark R. Belgya, 10,000 shares to Steven Oakland, and 10,000 shares to Barry C. Dunaway, all of which shares vest at the end of the five-year period from the date of grant. Such restricted shares will not vest upon the attainment of age 60 and 10 or more years of service with the Company but will vest immediately upon (i) the death or permanent disability of the Named Executive Officer, (ii) a change of control of the Company, and (iii) in certain limited circumstances, a job or position elimination. Any of such restricted shares that have not yet vested are forfeited in the event that the Named Executive Officer voluntarily leaves employment with the Company.

For a description of the assumptions made in the valuation of such awards, see the note entitled “Share-Based Payments” to the Consolidated Financial Statements in our Annual Report to Shareholders.

(4)	On March 19, 2015, we granted performance-based non-statutory stock options to certain eligible participants, including the Named Executive Officers. The options have an exercise price equal to $111.86, the fair market value of our common stock on the grant date. The amounts reported in column (f) reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 of the option awards granted during fiscal year 2015. The three-year performance-based options vest ratably as of April 30 of 2016, 2017, and 2018 if (i) we achieve certain “synergy realization” and EBITDA performance criteria (each, as defined in the applicable award agreement(s)) and (ii) the participant is employed by the Company on the applicable vesting date. The terms of the three-year performance-based options also provide for catch-up vesting, such that if an option tranche fails to vest for a particular year due to the non-achievement of the performance criteria, such tranche will be eligible to vest if a specified cumulative performance goal is achieved with respect to the next applicable vesting date. We did not achieve the “synergy realization” or EBITDA performance criteria for fiscal year 2016. Therefore, the first tranche of the three-year performance-based options did not vest as of April 30, 2016 but were eligible to vest as of April 30, 2017 if the specified cumulative performance goal was achieved for fiscal year 2017. As of April 30, 2017, the “synergy realization” target for the second year was achieved resulting in the vesting of the first two tranches of the “synergy realization” portion of the award. As of April 30, 2017, the EBITDA target for the second year was not achieved; and, therefore, the first and second tranches did not vest but will be eligible to vest as of April 30, 2018 assuming the EBITDA target is met for fiscal year 2018. For a description of the assumptions made in the valuation of such awards, see the note entitled “Share-Based Payments” to the Consolidated Financial Statements in our Annual Report to Shareholders.

(5)	The amounts shown in column (g) represent performance-based awards under the short-term incentive compensation program. The incentive payment was based on achievement of performance targets established for fiscal year 2017 and was paid in June 2017, subsequent to the end of the fiscal year for which such payment relates. Performance criteria under the short-term incentive compensation program relate to our performance and, in some cases, strategic business area performance, and are discussed in detail under the heading “What Our Short-Term Incentive Compensation Program Is Designed to Reward and How it Works.”

(6)	The amounts shown in column (h) represent the increase in present value of accumulated benefits accrued under the Qualified Pension Plan and the SERP. A discussion of the assumptions made in determining this increase is included below under the heading “Pension Benefits.”

(7)	Column (i) includes payments made by us to defined contribution plans, life insurance, and accidental death and dismemberment insurance premiums related to the Named Executive Officers. Column (i) also includes the following amounts for Barry C. Dunaway in connection with his relocation to San Francisco, California to serve as President, Pet Food and Pet Snacks: housing allowance, $121,385; cost of living allowance, $50,000; and moving expenses, $28,633. Additionally, perquisites were included in this column based on their incremental cost to us for any Named Executive Officer whose total equaled or exceeded $10,000.

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COMPENSATION TABLES

(8)	The Named Executive Officers received various perquisites provided by or paid by the Company. These perquisites included personal use of our aircraft (primarily by the Executive Chairman and the Chief Executive Officer), reimbursement of specified club dues and expenses, periodic physical examinations, financial and tax planning assistance, and tickets to entertainment events. The Compensation Committee and the Board strongly encourage the Chairman Emeritus, the Executive Chairman, and the Chief Executive Officer and their immediate families to use our aircraft for all air travel for efficiency and security purposes.

All Named Executive Officers received perquisites in excess of $10,000 for fiscal year 2017. The incremental value of the perquisites for these executive officers is included in column (i). The aggregate value of each perquisite or other personal benefit exceeding the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for executive officers is as follows: Richard K. Smucker’s personal use of our aircraft totaled $36,160. In valuing personal use of our aircraft in fiscal year 2017, we used aggregate incremental costs incurred, including costs related to fuel, landing fees, crew meals, and other miscellaneous costs.

2017 GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target (#)	Maximum (#)	Awards ($/SH)	Awards ($)(3)
Mark T. Smucker	—	247,500	990,000	1,980,000	—	—	—	—	—
	6/8/2016	—	—	—	1,800,000	3,600,000	5,400,000	—	3,600,000
Mark R. Belgya	—	129,375	517,500	1,035,000	—	—	—	—	—
	6/8/2016	—	—	—	575,000	1,150,000	1,725,000	—	1,150,000
Richard K. Smucker	—	187,500	750,000	1,500,000	—	—	—	—	—
	6/8/2016	—	—	—	750,000	1,500,000	2,250,000	—	1,500,000
Steven Oakland	—	168,750	675,000	1,350,000	—	—	—	—	—
	6/8/2016	—	—	—	675,000	1,350,000	2,025,000	—	1,350,000
Barry C. Dunaway	—	110,000	440,000	880,000	—	—	—	—	—
	6/8/2016	—	—	—	495,000	990,000	1,485,000	—	990,000

(1)	Estimated possible payouts included in the Non-Equity Incentive Plan Awards columns relate to cash payments eligible under our short-term incentive compensation program. Except as set forth below, the amounts in column (c) reflect 25% of the target amount in column (d), while the amounts in column (e) reflect 200% of such target amounts. The amounts are based on salaries in effect as of April 30, 2017 for each Named Executive Officer, which is the basis for determining the actual payments to be made subsequent to year end.

(2)	These numbers reflect the number of performance units granted in June 2016. The amounts are based on salaries in effect as of April 30, 2017 for each Named Executive Officer, which is the basis for determining the actual Restricted Stock Award made in June 2017. Each performance unit is equal in value to $1.00 and has a one-year performance period. The actual dollar amount earned, as determined by the Compensation Committee in June 2017 based on our fiscal year 2017 performance, was converted into restricted shares using $126.13, the average closing share price for the final five trading days of fiscal year 2017 and the first five trading days of fiscal year 2018, and rounded up to the nearest share. The restricted shares were granted on June 15, 2017 (i.e., subsequent to fiscal year end) and were issued out of the 2010 Plan. The grant date fair value for the Restricted Stock Awards based on the probable outcome of the relevant performance conditions as of the grant date is included in the “Summary Compensation Table” in column (e).

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COMPENSATION TABLES

Subsequent to fiscal year end, the actual numbers of Restricted Stock Awards granted to each Named Executive Officer (as a result of earning the awards referred to above) were as set forth below. The Named Executive Officer must be employed by the Company on the date of grant in order to be eligible to receive the earned restricted shares.

Name	Restricted Shares Earned on June 15, 2017
Mark T. Smucker	26,759
Mark R. Belgya	8,548
Richard K. Smucker	11,150
Steven Oakland	10,035
Barry C. Dunaway	7,359

Restricted shares generally vest at the end of the four-year period from the date of grant or, if earlier, upon the attainment of age 60 and 10 or more years of service with the Company (provided that 50% of such restricted shares will be available for settlement of taxes due and the remainder will be subject to a four-year retention period). The Restricted Stock Awards issued to Richard K. Smucker vested immediately (subject to the four-year retention period for 50% of such shares), because he is over the age of 60 and has more than 10 years of service with the Company.

(3)	Amounts disclosed in this column for the restricted stock and option awards are computed in accordance with ASC Topic 718 based on the probable outcome of the performance conditions as of the grant date.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR END

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Mark T. Smucker	20,000	40,000	—	111.86	3/19/2025	—	—	3,600,000	5,400,000
	—	—	—	—	—	37,129	4,704,987	—	—
Mark R. Belgya	25,000	50,000	—	111.86	3/19/2025	—	—	1,150,000	1,725,000
	—	—	—	—	—	43,702	5,537,917	—	—
Richard K. Smucker	41,667	83,333	—	111.86	3/19/2025	—	—	1,500,000	2,250,000
	—	—	—	—	—	—	—	—	—
Steven Oakland	25,000	50,000	—	111.86	3/19/2025	—	—	1,350,000	2,025,000
	—	—	—	—	—	46,502	5,892,733	—	—
Barry C. Dunaway	20,000	40,000	—	111.86	3/19/2025	—	—	990,000	1,485,000
	—	—	—	—	—	42,027	5,325,661	—	—

(1)

On March 19, 2015, we granted performance-based non-statutory stock options to certain eligible participants, including the Named Executive Officers. The options have an exercise price equal to $111.86, the fair market value of our common stock on the grant date. The three-year performance-based options will vest ratably as of April 30 of 2016, 2017, and 2018, if (i) we achieve certain “synergy realization” and

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COMPENSATION TABLES

EBITDA performance criteria (each, as defined in the applicable award agreement(s)) and (ii) the participant is employed by the Company on the applicable vesting date. The terms of the three-year performance-based options also provide for catch-up vesting, such that if an option tranche fails to vest for a particular year due to the non-achievement of the performance criteria, such tranche will be eligible to vest if a specified cumulative performance goal is achieved with respect to the next applicable vesting date. We did not achieve the “synergy realization” or EBITDA performance criteria for fiscal year 2016. Therefore, the first tranche of the three-year performance-based options did not vest as of April 30, 2016 but were eligible to vest as of April 30, 2017 if the specified cumulative performance goal was achieved for fiscal year 2017. As of April 30, 2017, the “synergy realization” target for the second year was achieved resulting in the vesting of the first two tranches of the “synergy realization” portion of the award. As of April 30, 2017, the EBITDA target for the second year was not achieved; and, therefore, the first and second tranches did not vest but will be eligible to vest as of April 30, 2018 assuming the EBITDA target is met for fiscal year 2018.

(2)	Restricted shares outstanding at year end have vested or will vest on the following dates:

Name	6/7/2017	5/1/2018	6/6/2018	6/12/2019	6/8/2020
Mark T. Smucker	8,054	—	8,115	5,467	15,493
Mark R. Belgya	8,420	10,000	8,115	5,522	11,645
Richard K. Smucker	—	—	—	—	—
Steven Oakland	9,336	10,000	8,986	6,560	11,620
Barry C. Dunaway	8,420	10,000	8,115	5,467	10,025

Restricted shares generally vest at the end of the four-year period from the date of grant or, if earlier, upon the attainment of age 60 and 10 years of service with the Company (provided that 50% of such restricted shares will be available for settlement of taxes due and the remainder will be subject to a four-year retention period).

(3)	The Compensation Committee also approved special one-time grants of restricted shares to certain executive officers, including the following Named Executive Officers, on May 1, 2013 in recognition of their past leadership contributions and ability to provide continued leadership to the Company in key roles: 10,000 shares granted to Mark R. Belgya, 10,000 shares to Steven Oakland, and 10,000 shares to Barry C. Dunaway, all of which shares vest at the end of the five-year period from the date of grant. Such restricted shares will not vest upon the attainment of age 60 and 10 or more years of service with the Company but will vest immediately upon (i) the death or permanent disability of the Named Executive Officer, (ii) a change of control of the Company, and (iii) in certain limited circumstances, a job or position elimination. Any of such restricted shares that have not yet vested are forfeited in the event that the Named Executive Officer voluntarily leaves employment with the Company.

(4)	The market value of restricted shares was computed using $126.72, the closing share price of our common shares on April 30, 2017, the last business day of the fiscal year.

(5)	The Named Executive Officer must be employed by us at the time the Compensation Committee determines the number of restricted shares earned in order to be eligible to receive the earned equity awards.

(6)

This number reflects the performance units outstanding at year end. Each performance unit has a value of $1.00. The actual dollars earned, based upon achievement of fiscal year 2017 performance goals, were converted to restricted shares in June 2017. The restricted shares issued to Richard K. Smucker (with a value of $1,407,000) vested immediately due to his age and years of service with the Company, with 50% of such restricted shares available for settlement of taxes due and the remainder subject to the four-year retention period. The restricted shares are expected to vest on June 15, 2021 for Mark T. Smucker, Mark R. Belgya, Steven Oakland, and Barry C. Dunaway. The number of the restricted shares was computed using the average closing share price for the final five trading days of fiscal year 2017 and the first five trading

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COMPENSATION TABLES

days of fiscal year 2018 and rounded up to the nearest share. In accordance with published SEC guidance, because we exceeded the threshold goals for fiscal year 2017, the amounts reported in column (i) represent the maximum number of performance units that could have been earned for fiscal year 2017.

2017 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(1)
Mark T. Smucker	—	—	7,075	937,155
Mark R. Belgya	—	—	7,075	937,155
Richard K. Smucker	—	—	40,505(2)	5,365,292
Steven Oakland	—	—	8,205	1,086,834
Barry C. Dunaway	—	—	7,075	937,155

(1)	The market price used in determining the value realized was calculated using the average of the high and low share prices on the NYSE on the date of vesting.

(2)	This number represents 40,505 restricted shares, which vested immediately upon date of grant in June 2016 due to the participant being 60 years of age and having 10 years of service with the Company; however, 20,252 shares ($2,682,580) remain subject to a four-year holding period. These restrictions will lapse on June 8, 2020.

PENSION BENEFITS

We maintain two defined benefit plans that cover the Named Executive Officers. One is the Qualified Pension Plan, which provides funded, tax-qualified benefits (up to the limits on compensation and benefits under the Code) to some of our salaried employees as discussed in the “Qualified Pension Plan” summary on page 56. The second is the SERP, which provides unfunded, non-qualified benefits to certain executive officers. All of the Named Executive Officers included in the “2017 Pension Benefits Table” participate in both of these plans.

Qualified Pension Plan

The benefit provided under the Qualified Pension Plan is defined as an annuity beginning at normal retirement age, which is 65. It can be paid out in the form of an annuity or lump sum. The Qualified Pension Plan benefit expressed as an annual single life annuity at normal retirement age is 1% times final average earnings times years of service. Final average earnings are equal to average base salary over the five consecutive years of employment which produces the highest average.

In addition, Named Executive Officers who, prior to 1991, participated in the old employee contributory portion of the Qualified Pension Plan may also have a frozen contributory benefit based on their participant contributions made prior to April 30, 1991. Those frozen benefits, included as part of the total Qualified Pension Plan benefit, are as follows: $48,100 for Richard K. Smucker; $1,400 for Mark R. Belgya; and $4,000 for Steven Oakland.

Early retirements under the Qualified Pension Plan are subject to the following rules:

•	if the participant terminates employment prior to normal retirement age without completing five years of service, no benefit is payable from the Qualified Pension Plan;

•

if the participant terminates employment after completing five years of service but prior to attaining age 65, the Qualified Pension Plan benefit is calculated based on final average earnings and service at the time the Named Executive Officer leaves employment;

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COMPENSATION TABLES

•	terminating participants have the option of receiving a lump sum payment or an immediate annuity at the time of termination;

•

terminating participants who do not receive a lump sum payment or an immediate annuity at the time of termination from the Qualified Pension Plan can begin receiving annuity payments upon reaching age 55 and with 10 years of service rather than the five years required for vesting;

•	early payments are reduced actuarially for benefits that commence before age 65;

•	if the participant has more than 10 years of service and has reached age 55 at the time of retirement, early payments are reduced 4% per year that the benefits start before age 65; and

•	if the participant has more than 30 years of service at the time he terminates employment, early payments are reduced 4% per year from age 62.

As of April 30, 2017, each of Richard K. Smucker, Mark R. Belgya, Steven Oakland, and Barry C. Dunaway had already completed 30 years of service with the Company. The Qualified Pension Plan will be closed to all participants, including the Named Executive Officers, effective December 31, 2017.

SERP

The benefit provided under the SERP is defined as an annuity beginning at normal retirement age. It can be paid out in the form of an annuity or lump sum. The SERP benefit expressed as an annual single life annuity is equal to (A) 2.5% times final average earnings, times years of service up to 20 years, plus (B) 1.0% times final average earnings, times years of service from 20 to 25 years, minus (C) the basic benefit provided under the Qualified Pension Plan, minus (D) the Company paid portion of the contributory benefit in the Qualified Pension Plan that was frozen April 30, 1991, and minus (E) an estimate of the Social Security benefit that would be payable at the later of age 62 or actual retirement. Final average earnings are equal to average compensation (base salary, holiday bonus, and Cash Incentive Award) over the five consecutive years of employment that produces the highest average.

Early retirements under the SERP are subject to the following rules:

•	if the participant terminates employment before normal retirement age without completing 10 years of service, no SERP benefit is payable;

•

if the participant terminates employment after completing 10 years of service but before age 65, the gross SERP benefit ((A) plus (B) in the prior paragraph) is calculated based on final average earnings and service at the time the participant leaves employment. As of April 30, 2017, Mark T. Smucker, Mark R. Belgya, Steven Oakland and Barry C. Dunaway are eligible for such early retirement benefit; and

•

the gross SERP benefit will be reduced by 4% per year that the benefit commences prior to age 62 and then offset by the Qualified Pension Plan benefit, frozen contributory benefit, and estimate of Social Security benefit.

On April 21, 2011, we amended the SERP to provide that, to the extent payment of any benefit under the SERP is delayed beyond the latter of the participant reaching age 55 or the participant’s separation from service, such benefit will be adjusted (i) with interest, if payable as a lump sum, and (ii) actuarially, if payable as an annuity, all as determined in accordance with the SERP. This change takes into account the fact that Section 409A of the Code imposes a delay on benefit commencement in certain cases.

Richard K. Smucker’s benefits under the SERP were frozen in 2016. The SERP benefit will generally begin to be paid 3 years after separation of service but no later than April 1 of the calendar year after Richard K. Smucker reaches age 70 1/2. When Richard K. Smucker is eligible to begin receiving the SERP benefit, he will receive monthly annuity payments under the SERP, which are approximately the same monthly annuity payments he would have received under the SERP had he retired on March 31, 2016.

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COMPENSATION TABLES

Determination of Value

The amounts shown in the “2017 Pension Benefits Table” are based on the value at age 62 or the current age if older, which is the earliest age at which an unreduced retirement benefit is payable under both plans. Other key assumptions used to determine the amounts are as follows:

•

an interest rate of 4.07%, the Financial Accounting Standards Board Accounting Standards Codification Topic 715 (“ASC Topic 715”) discount rate as of April 30, 2017. The ASC Topic 715 discount rate as of April 30, 2016 was 4% and April 30, 2015 was 4.2%;

•

for the SERP, 50% are assumed to elect a lump sum with Revenue Ruling 2001-62 mortality used for life expectancy and 50% elect an annuity with the mortality assumption based on a version of the RP-2014 table with mortality improvements projected into the future; and

•

for the Qualified Pension Plan, 50% are assumed to elect an annuity and 50% a lump sum using the mortality prescribed by the Internal Revenue Service. The Qualified Pension Plan uses the same mortality assumption as described above for the SERP annuity elections to determine life expectancy.

The years of credited service for the Named Executive Officers are based only on their years of service while an employee of the Company.

The “2017 Pension Benefits Table” below shows the Named Executive Officers’ number of years of credited service, present value of accumulated benefit, and payments during the last fiscal year under each of the plans.

2017 Pension Benefits

(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Mark T. Smucker	Qualified Pension Plan	10.3	165,409	—
	SERP	19.6	3,811,585
	Total		3,976,994
Mark R. Belgya	Qualified Pension Plan	32.1	1,028,745	—
	SERP	32.1	5,298,377
	Total		6,327,122
Richard K. Smucker	Qualified Pension Plan	43.6	2,018,660	—
	SERP	43.6	13,858,502
	Total		15,877,162
Steven Oakland	Qualified Pension Plan	34.6	1,114,469	—
	SERP	34.6	5,729,213
	Total		6,843,682
Barry C. Dunaway	Qualified Pension Plan	30.2	878,736	—
	SERP	30.2	4,468,221
	Total		5,346,957

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COMPENSATION TABLES

2017 NONQUALIFIED DEFERRED COMPENSATION

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
Mark T. Smucker	—	—	—	—	—
Mark R. Belgya	—	—	—	—	—
Richard K. Smucker
Deferred Compensation Plan	—	—	711,037	—	4,862,221(3)
Vested but unreleased shares	—	—	—	—	8,133,777(4)
Steven Oakland	—	—	—	—	—
Barry C. Dunaway	—	—	—	—	—

(1)	There were no deferrals related to fiscal year 2017. Compensation related to any deferrals would have been included in compensation in the “Summary Compensation Table.”

(2)	No portion of the amounts shown in column (d) are reported in the “Summary Compensation Table” as no earnings are considered to be above market.

(3)	This aggregate balance includes the amounts reported as compensation in the “Summary Compensation Table” in previous fiscal years. For Richard K. Smucker, this amount is $2,457,805. This aggregate balance also includes earnings on prior contributions.

Executive officers who do not participate in the Restoration Plan may elect to defer up to 50% of salary and up to 100% of the Cash Incentive Award in the Deferred Compensation Plan. The amounts deferred are credited to notional accounts selected by the executive officer that mirror the investment alternatives available in the 401(k) Plan.

The Deferred Compensation Plan is a non-qualified deferred compensation plan and, as such, is subject to the rules of Section 409A of the Code, which restrict the timing of distributions. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or in equal annual installments ranging from 2 to 10 years.

(4)	Upon participants reaching the age of 60 with 10 years of service, all Restricted Stock Awards vest immediately, with 50% of such Restricted Stock Awards available for settlement of taxes due and the remainder subject to a four-year retention period. Shares subject to this retention requirement are held by Richard K. Smucker (64,187) from the 2013 through 2016 grants. The market value of restricted shares was computed using $126.72, the closing share price of our common shares on April 28, 2017, the last business day of the fiscal year.

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POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

Consulting Agreement with Richard K. Smucker

In April 2011, the Company and Richard K. Smucker entered into an amendment terminating substantially all of the provisions of his Consulting Agreement. The amendment provides that Richard K. Smucker’s right to receive his monthly retirement benefit or death benefit under the SERP as of the third anniversary of his disability, death, or separation from service (without application of early retirement reduction factors) will remain in full force as provided in the Consulting Agreement.

Broad-Based Severance Plan

All of the Named Executive Officers are eligible for benefits under a broad-based severance plan. If a Named Executive Officer is terminated without cause, he will be eligible for a severance benefit of up to one year of base salary based on service requirements.

Long-Term Disability

In the event of a qualified long-term disability, participants continue to earn Qualified Pension Plan benefit service up to the earlier of age 65 or the end of the disability period. Also, 60% of base salary is continued, up to $20,000 per month, until the earlier of age 65 or the end of the disability period.

Termination Payments

The Severance values in the following tables represent potential payments to the Named Executive Officers based on certain possible termination events. These payments are based on the broad-based severance plan that covers substantially all of our salaried employees.

The Cash Incentive Award values in the following tables represent potential payments to each Named Executive Officer who is eligible to receive an award under the short-term incentive compensation program based on our actual performance if he is actively employed on the last day of the fiscal year. Named Executive Officers who are not eligible to retire must be employed by the Company on the date of payment in order to receive an award.

The Value of Restricted Shares in the following tables reflect the immediate vesting of outstanding equity awards based on the type of termination that has occurred or in the event of a change in control. If we have a change in control, all outstanding equity awards (other than performance units for executive officers described above) will immediately vest based on the terms of the existing equity plans. No restricted shares are awarded if an employee is not actively employed with us on the date of the grant. The Restricted Stock Award for fiscal year 2017 that would have been forfeited based on the assumed April 30, 2017 termination date is not reflected in the termination scenario tables.

The Retiree Healthcare Benefit values in the following tables are shown only for those Named Executive Officers who are eligible for retirement as of the end of the fiscal year. These values represent the balance as of April 30, 2017 of the employee’s Healthcare Retirement Account. The Named Executive Officer may use this balance in retirement to cover healthcare costs and premiums.

Potential Change in Control Payments

We have entered into Severance Agreements with several of our key employees, including all of the Named Executive Officers, as a retention tool in order to provide for severance benefits in connection with a change in control. The term of the Severance Agreement is two years, with automatic one-year renewals on each one-year anniversary of the effective date. Subject to limited exceptions, the Board may terminate the Severance Agreement at its discretion.

The J. M. Smucker Company     2017 Proxy Statement    69

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

Generally, the Severance Agreement only entitles the Named Executive Officers to severance benefits upon a termination by the Company without “cause” or by the Named Executive Officer for “good reason” in connection with a change in control (each as defined in the Severance Agreement). If so terminated, a Named Executive Officer will receive severance benefits consisting of: (i) a lump-sum payment equal to two times the sum of the Named Executive Officer’s annual base salary and the target annual bonus; (ii) pro-rata target bonus for the year of termination; (iii) a lump sum amount equal to the cost of COBRA coverage for 18 months; and (iv) if requested by the Named Executive Officer, outplacement services not to exceed $25,000. In order to receive severance payments, the Named Executive Officer must execute a general release of claims in favor of the Company. The Severance Agreement includes an 18-month post-termination non-competition covenant.

In the event that any payment or benefit due to a Named Executive Officer would be subject to the excise tax under Section 4999 of the Code, based on such payments being classified as “excess parachute payments” under Section 280G of the Code, then the amounts payable to such Named Executive Officer will be reduced to the maximum amount that does not trigger the excise tax, unless the Named Executive Officer would be better off (on an after-tax basis) receiving all such payments and benefits and paying all applicable income and excise tax thereon.

Termination Analysis Tables

The following tables illustrate the estimated potential payment obligations under various termination events. The tables assume termination of employment occurs on the last day of the fiscal year. A closing stock price of $126.72, as of the last business day of the fiscal year, is assumed for all equity values.

Termination Analysis for Mark T. Smucker

	Termination Scenario for Fiscal Year Ending April 30, 2017
Compensation Components	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)	Change in Control ($)
Severance(2)	—	—	—	657,692	3,780,000
Medical & Outplacement Benefits	—	—	—	—	52,038
Cash Incentive Award	—	1,089,000	—	1,089,000	1,089,000
Value of Restricted Shares(3)	—	4,704,987	—	4,704,987	4,704,987
Retirement Benefits(4)	4,356,175	2,263,120	4,356,175	4,356,175	4,356,175
Retiree Healthcare Benefits(5)	32,170	—	32,170	32,170	32,170

Total Benefits to Employee	4,388,345	8,057,107	4,388,345	10,840,024	14,014,370

(1)	The Named Executive Officer is not currently eligible for retirement.

(2)	In the event of an involuntary termination without cause, the amount equals up to a maximum of 52 weeks of pay based on the provisions of the broad-based severance plan. In the event of a change in control, the amount equals two times the sum of the annual base salary and the target annual bonus.

(3)	In the event of a change in control, death, or permanent disability, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares. The amount under the column “Involuntary w/o Cause” assumes that all unvested restricted shares become vested.

(4)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2017. Such amounts may differ from the comparable value shown on the “2017 Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit. The SERP includes a provision indicating that the participant will not receive his or her benefit if the participant’s employment with the Company is terminated due to his or her dishonest or fraudulent conduct.

(5)	This amount includes the current balance of the Named Executive Officer’s employer provided Healthcare Retirement Account.

70    The J. M. Smucker Company     2017 Proxy Statement

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

Termination Analysis for Mark R. Belgya

	Termination Scenario for Fiscal Year Ending April 30, 2017
Compensation Components	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)	Change in Control ($)
Severance(2)	—	—	—	575,000	2,185,000
Medical & Outplacement Benefits	—	—	—	—	49,229
Cash Incentive Award	—	569,250	—	569,250	569,250
Value of Restricted Shares(3)	—	5,537,917	—	5,537,917	5,537,917
Retirement Benefits(4)	6,747,304	3,515,589	6,747,304	6,747,304	6,747,304
Retiree Healthcare Benefits(5)	43,784	—	43,784	43,784	43,784

Total Benefits to Employee	6,791,088	9,622,756	6,791,088	13,473,255	15,132,484

(1)	The Named Executive Officer is not currently eligible for retirement.

(2)	In the event of an involuntary termination without cause, the amount equals up to a maximum of 52 weeks of pay based on the provisions of the broad-based severance plan. In the event of a change in control, the amount equals two times the sum of the annual base salary and the target annual bonus.

(3)	In the event of a change in control, death, or permanent disability, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares. The amount under the column “Involuntary w/o Cause” assumes that all unvested restricted shares become vested.

(4)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2017. Such amounts may differ from the comparable value shown on the “2017 Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit. The SERP includes a provision indicating that the participant will not receive his or her benefit if the participant’s employment with the Company is terminated due to his or her dishonest or fraudulent conduct.

(5)	This amount includes the current balance of the Named Executive Officer’s employer provided Healthcare Retirement Account.

Termination Analysis for Richard K. Smucker

	Termination Scenario for Fiscal Year Ending April 30, 2017
Compensation Components	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)	Change in Control ($)
Severance(2)	—	—	—	750,000	3,000,000
Medical & Outplacement Benefits	—	—	—	—	41,169
Cash Incentive Award	825,000	825,000	—	825,000	825,000
Value of Restricted Shares	—	—	—	—	—
Retirement Benefits(3)	15,877,162	8,151,147	15,877,162	15,877,162	15,877,162
Retiree Healthcare Benefits(4)	56,850	—	56,850	56,850	56,850

Total Benefits to Employee	16,759,012	8,976,147	15,934,012	17,509,012	19,800,181

(1)	The Named Executive Officer is currently eligible for retirement. This amount assumes the Named Executive Officer voluntarily terminates or retires.

The J. M. Smucker Company     2017 Proxy Statement    71

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

(2)	In the event of an involuntary termination without cause, the amount equals up to a maximum of 52 weeks of pay based on the provisions of the broad-based severance plan. In the event of a change in control, the amount equals two times the sum of the annual base salary and the target annual bonus.

(3)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2017. Such amounts may differ from the comparable value shown on the “2017 Pension Benefits Table” since these benefits are assumed to be payable immediately and the “2017 Pension Benefits Table” assumes payments are deferred to the earliest unreduced retirement age. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit. There is a three-year waiting period before SERP payments begin. The SERP includes a provision indicating that the participant will not receive his or her benefit if the participant’s employment with the Company is terminated due to his or her dishonest or fraudulent conduct.

(4)	This amount includes the current balance of the Named Executive Officer’s employer provided Healthcare Retirement Account.

Termination Analysis for Steven Oakland

	Termination Scenario for Fiscal Year Ending April 30, 2017
Compensation Components	Voluntary ($)(1)	Death ($)	Involuntary for Cause ($)	Involuntary w/o Cause ($)	Change in Control ($)
Severance(2)	—	—	—	675,000	2,700,000
Medical & Outplacement Benefits	—	—	—	—	49,229
Cash Incentive Award	—	742,500	—	742,500	742,500
Value of Restricted Shares(3)	—	5,892,733	—	5,892,733	5,892,733
Retirement Benefits(4)	7,321,501	3,812,563	7,321,501	7,321,501	7,321,501
Retiree Healthcare Benefits(5)	43,784	—	43,784	43,784	43,784

Total Benefits to Employee	7,365,285	10,447,796	7,365,285	14,675,518	16,749,747

(1)	The Named Executive Officer is not currently eligible for retirement.

(2)	In the event of an involuntary termination without cause, the amount equals up to a maximum of 52 weeks of pay based on the provisions of the broad-based severance plan. In the event of a change in control, the amount equals two times the sum of the annual base salary and the target annual bonus.

(3)	In the event of a change in control, death, or permanent disability, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares. The amount under the column “Involuntary w/o Cause” assumes that all unvested restricted shares become vested.

(4)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2017. Such amounts may differ from the comparable value shown on the “2017 Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit. The SERP includes a provision indicating that the participant will not receive his or her benefit if the participant’s employment with the Company is terminated due to his or her dishonest or fraudulent conduct.

(5)	This amount includes the current balance of the Named Executive Officer’s employer provided Healthcare Retirement Account.

72    The J. M. Smucker Company     2017 Proxy Statement

POTENTIAL PAYMENTS TO EXECUTIVE OFFICERS UPON TERMINATION OR CHANGE IN CONTROL

Termination Analysis for Barry C. Dunaway

	Termination Scenario for Fiscal Year Ending April 30, 2017
Compensation Components	Voluntary ($)(1)(2)	Death ($)	Involuntary for Cause ($)(2)	Involuntary w/o Cause ($)	Change in Control ($)
Severance(3)	—	—	—	550,000	1,980,000
Medical & Outplacement Benefits	—	—	—	—	41,169
Cash Incentive Award	—	374,000	—	374,000	374,000
Value of Restricted Shares(4)	—	5,325,661	—	5,325,661	5,325,661
Retirement Benefits(5)	5,882,641	3,063,073	5,882,641	5,882,641	5,882,641
Retiree Healthcare Benefits(6)	43,784	—	43,784	43,784	43,784

Total Benefits to Employee	5,926,425	8,762,734	5,926,425	12,176,086	13,647,255

(1)	The Named Executive Officer is not currently eligible for retirement.

(2)	If the Named Executive Officer elects to leave the Company’s employment voluntarily or employment is terminated “for cause,” they are obligated to reimburse the Company for amounts paid to them or on their behalf and directly or indirectly related to relocation within two years prior to their resignation or termination. Under such circumstances, the Named Executive Officer would have a repayment obligation of $63,858, assuming an April 30, 2017 termination event.

(3)	In the event of an involuntary termination without cause, the amount equals up to a maximum of 52 weeks of pay based on the provisions of the broad-based severance plan. In the event of a change in control, the amount equals two times the sum of the annual base salary and the target annual bonus.

(4)	In the event of a change in control, death, or permanent disability, all unvested equity awards would automatically vest. In the event of an involuntary termination without cause, the Compensation Committee has the discretion to vest all outstanding unvested restricted shares. The amount under the column “Involuntary w/o Cause” assumes that all unvested restricted shares become vested.

(5)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2017. Such amounts may differ from the comparable value shown on the “2017 Pension Benefits Table.” Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit. The SERP includes a provision indicating that the participant will not receive his or her benefit if the participant’s employment with the Company is terminated due to his or her dishonest or fraudulent conduct.

(6)	This amount includes the current balance of the Named Executive Officer’s employer provided Healthcare Retirement Account.

The J. M. Smucker Company     2017 Proxy Statement    73

TOTAL SHAREHOLDER RETURN GRAPH

In the “Compensation Discussion and Analysis” portion of this proxy statement describing the short-term incentive compensation program, we noted that, from fiscal year 2008 through fiscal year 2017, we achieved an annual compounded growth rate in adjusted earnings per share (excluding the impacts described on page 41) of approximately 10%.

Set forth in the table below is a graph comparing the cumulative total shareholder return for the five years ended April 30, 2017, for our common shares, the S&P Packaged Foods and Meats Index, and the S&P 500 Index. These figures assume all dividends are reinvested when received and are based on $100 invested in our common shares and the referenced index funds on April 30, 2012.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Among The J. M. Smucker Company, the S&P Packaged Foods & Meats Index

and the S&P 500 Index

	4/12	4/13	4/14	4/15	4/16	4/17
The J. M. Smucker Company	$100.00	$132.90	$127.19	$156.23	$175.06	$178.42
S&P Packaged Foods & Meats	100.00	128.03	140.89	162.00	188.77	199.67
S&P 500	100.00	116.89	140.78	159.05	160.97	189.81

*	$100 invested on April 30, 2012, in stock or index, including reinvestment of dividends. Fiscal year ending April 30.

Copyright © 2017 Standard & Poor’s, a division of The McGraw-Hill Companies Inc. All rights reserved.

74    The J. M. Smucker Company     2017 Proxy Statement

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended April 30, 2017.

EXECUTIVE COMPENSATION COMMITTEE

Elizabeth Valk Long, Chair

Kathryn W. Dindo

Paul J. Dolan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Each of the following non-employee Directors served as a member of the Compensation Committee during fiscal year 2017: Kathryn W. Dindo, Paul J. Dolan, and Elizabeth Valk Long. During fiscal year 2017, no Company executive officer or Director was a member of the board of directors of any other company where the relationship would be construed to constitute a committee interlock within the meaning of the rules of the SEC.

Paul J. Dolan, a member of the Compensation Committee, is Chairman and Chief Executive Officer of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio. Mr. Dolan’s family also owns the Cleveland Indians organization. We incurred approximately $418,000 in advertising and promotional activities expenses related to our sponsorship with the Cleveland Indians organization, along with purchases of season tickets and a partial season for a luxury box, in fiscal year 2017.

The J. M. Smucker Company     2017 Proxy Statement    75

SHAREHOLDER PROPOSAL TO ISSUE A RENEWABLE ENERGY SOURCING AND/OR PRODUCTION REPORT

(Proposal 5 on the proxy card)

By letter dated March 2, 2017, Trillium Asset Management Corporation, Two Financial Center, 60 South Street, Suite 1100, Boston, MA 02111 (“Trillium”, also known as the “Proponent”) notified us of its intention to present the following proposal on behalf of the Environmental League of Massachusetts for consideration of the Company’s shareholders at the annual meeting. In its March 2, 2017 letter, the Proponent informed us that the Environmental League of Massachusetts held, and will continue to hold continuously through the date of the annual meeting, at least $2,000 worth of the Company’s common shares. This proposal will be voted on at the annual meeting only if it is properly presented by or on behalf of the Proponent.

Shareholder Proposal to Issue a Renewable Energy Sourcing and/or Production Report

“Resolved:    Shareholders request The J.M. Smucker Company Board of Directors, issue a public report, at reasonable cost and excluding confidential information, by January 2018 analyzing and proposing how the company can increase its renewable energy sourcing and/or production.

Whereas:    In order to mitigate the worst impacts of climate change, the IPCC estimates a U.S. greenhouse gas (GHG) reduction requirement of 80 percent by 2050.

The private sector is critical for driving the change in the demand and consumption of clean energy necessary to meet these targets. Although energy efficiency is crucial for reducing emissions, there is a limit to how far operational efficiencies can carry a company relative to the reductions needed to mitigate the worst impacts of climate change. Sourcing renewable energy is essential to achieve the greatest emissions reductions.

Sourcing renewable energy can make our company more responsive to a global business environment characterized by heightened public expectations and volatile energy prices. We believe investing in renewable energy will diversify our company’s energy sources, reducing the company’s exposure to fluctuating energy prices and move it closer to achieving GHG reductions.

A growing number of companies with strong GHG targets are turning to renewable energy to power their operations and meet these targets. Eric Schmidt of Google recently stated: “Much of corporate America is buying renewable energy in some form or another, not just to be sustainable, because it makes business sense, helping companies diversify their power supply, hedge against fuel risks, and support innovation in an increasingly cost-competitive way.”

A report by the Carbon Disclosure Project found that four out of five companies earn a higher return on carbon reduction investments than on their overall corporate capital expenditures. While generating savings, investing in renewable energy enhances a company’s role as a corporate citizen and strengthens its license to operate—a proactive response to reputational risk associated with climate impacts.

J.M. Smucker does not currently have renewable energy targets. However, the company currently operates in several states with strong renewable portfolio standards and incentives for renewable energy investment including Ohio, Pennsylvania, New York, California and Louisiana.

We are concerned our company may be lagging behind peers with renewable energy goals. For example, Campbell’s Soup will source 40% of electricity needs from renewable sources by 2020 and Mars will use renewable sources to meet 100% of its energy needs by 2020. These companies have already demonstrated the feasibility of investing in renewable energy to reduce emissions and power their businesses.

By making a renewable energy commitment, the company may enjoy significant advantages associated with reduced exposure to volatile energy prices; high returns on carbon reduction savings; and reputational benefits associated with contributing positively to U.S. climate and energy security efforts.”

76    The J. M. Smucker Company     2017 Proxy Statement

SHAREHOLDER PROPOSAL TO ISSUE A RENEWABLE ENERGY SOURCING AND/OR PRODUCTION REPORT

Board of Directors’ Statement in Opposition to Shareholder Proposal to Issue a Renewable Energy Sourcing and/or Production Report

The Board unanimously recommends that shareholders vote AGAINST this proposal.    We consider environmental, economic, and social sustainability to be among our many responsibilities as a good corporate citizen. We have recently issued our seventh Corporate Responsibility Report that includes, among other matters, a discussion of our renewable energy investments.

We view renewable energy as just one component of our overall corporate responsibility and sustainability strategy. As discussed in the report, renewable energy is an area in which we have made investments, including solar arrays and methane turbines at our natural foods facility in Chico, California. During fiscal year 2017, we made incremental investments in solar energy at our Chico facility and, beginning in fiscal year 2018, will source the majority of our energy at that facility from the sun. In addition, we invested in solar arrays at our natural foods facility in Havre de Grace, Maryland during fiscal year 2017. Two of our brands, Santa Cruz Organic® and Sahale Snacks®, also purchase renewable energy credits and place renewable energy seals or statements on their products. As with other capital projects, we will continue to periodically consider the benefits of renewable energy projects throughout our operations.

We do not believe that additional reporting isolated on this particular issue is necessary or appropriate. We submit that our ongoing efforts to both responsibly evaluate renewable energy and to report on our renewable energy initiatives in our Corporate Responsibility Report appropriately address shareholder concerns in this area. Accordingly, we believe that adoption of this proposal would result in unnecessary and duplicative reporting, and is not in the best interests of the Company and its shareholders. In addition, the Proponent presented substantially similar shareholder proposals at our 2015 and 2016 annual meetings, and such proposals received approval from approximately 20% and 27% of the votes cast, respectively.

The affirmative vote of the holders of a majority of the votes cast on this proposal, based upon one vote for each common share owned as of the record date, is necessary to approve this proposal. Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have no effect on the vote for this proposal. Unless otherwise directed, common shares represented by proxy will be voted “AGAINST” the approval of this proposal.

The Board unanimously recommends a vote AGAINST this shareholder proposal to issue a renewable energy sourcing and/or production report.

The J. M. Smucker Company     2017 Proxy Statement    77

RELATED PARTY TRANSACTIONS

The Board has long recognized that transactions with Related Persons (as defined below) present a potential for conflict of interest (or the perception of a conflict) and, together with our senior management, the Board has enforced the conflict of interest provisions set forth in the Code of Conduct. All employees and members of the Board sign and agree to be bound by the Code of Conduct. Ethics has been, and will continue to be, one of our Basic Beliefs.

Related Party Transaction Approval Policy

In order to formalize the process by which we review any transaction with a Related Person, the Board has adopted a written policy addressing our procedures with respect to the review, approval, and ratification of “related person transactions” that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Under the policy, our General Counsel initially determines if a transaction or relationship constitutes a transaction that requires compliance with the policy. The policy provides that any transaction, arrangement, or relationship, or series of similar transactions, with any Director, nominee for Director, executive officer, 5% beneficial owner, or any of their immediate family members, or any entity which is owned or controlled by such persons, or in which such persons have a substantial ownership interest or control of such entity (collectively, “Related Persons”) in which we have or will have a direct or indirect material interest and which exceeds $120,000 in the aggregate will be subject to review, approval, or ratification by the Nominating Committee. In its review of related person transactions, the Nominating Committee will review the material facts and circumstances of the transaction.

Transactions with Directors and Executive Officers

Timothy P. Smucker, Chairman Emeritus for the Company, is the brother of our Executive Chairman, Richard K. Smucker, and the father of our President and Chief Executive Officer, Mark T. Smucker. He earned approximately $1,482,669 in compensation in fiscal year 2017 (including salary, Cash Incentive Award earned in fiscal year 2016 and paid subsequent to year end, financial and tax planning services, and other W-2 reportable items). He was also granted 6,765 restricted shares in June 2016 based on our performance for the fiscal year ended April 30, 2016. Timothy P. Smucker was at least age 60 with 10 years of service at fiscal year-end and, therefore, his restricted shares vested immediately upon grant, with 50% of such shares available for settlement of taxes due and the remainder subject to the four-year retention period. The restricted shares were granted pursuant to the 2010 Plan. Following his retirement as an employee of the Company in June 2016, Timothy P. Smucker was compensated for the remainder of fiscal year 2017 as a non-employee Director, and such compensation is included in the “2017 Director Compensation Table.”

Paul J. Dolan, a member of the Board, is Chairman and Chief Executive Officer of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio. Mr. Dolan’s family also owns the Cleveland Indians organization. We incurred approximately $418,000 in advertising and promotional activities expenses related to our sponsorship with the Cleveland Indians organization, along with purchases of season tickets and a partial season for a luxury box in fiscal year 2017.

Jay L. Henderson, a member of the Board, retired as Vice Chairman, Client Service at PricewaterhouseCoopers on June 30, 2016 and is no longer an active partner with PricewaterhouseCoopers as of such date. We incurred approximately $3,176,000 in expenses for professional advisory and consulting services provided to us by PricewaterhouseCoopers in fiscal year 2017.

Kirk L. Perry, a nominee for Director, is the President, Brand Solutions of Google Inc. We incurred approximately $525,500 in expenses for advertising services provided to us by Google Inc. in fiscal year 2017.

Related party transactions regarding members of the Compensation Committee are also disclosed under the “Compensation Committee Interlocks and Insider Participation” section of this proxy statement.

78    The J. M. Smucker Company     2017 Proxy Statement

OWNERSHIP OF COMMON SHARES

Beneficial Ownership of Company Common Shares

The following table sets forth, as of June 19, 2017 (unless otherwise noted), the beneficial ownership of our common shares by:

•	each person or group known to us to be the beneficial owner of more than 5% of our outstanding common shares;

•	each Director, each nominee for Director listed in this proxy statement, and each Named Executive Officer; and

•	all of our Directors and executive officers as a group.

Unless otherwise noted, the shareholders listed in the table below have sole voting and investment powers with respect to the common shares beneficially owned by them. The address of each Director, nominee for Director, and executive officer is One Strawberry Lane, Orrville, Ohio 44667. As of June 19, 2017, there were 113,403,782 common shares outstanding.

Name	Number of Common Shares Beneficially Owned(1)(2)(3)(4)(5)	Percent of Outstanding Common Shares
The Vanguard Group, Inc.	11,705,927(6)	10.1%
BlackRock, Inc.	7,400,753(7)	6.4%
Richard K. Smucker	2,528,891	2.2%
Timothy P. Smucker	1,918,370	1.7%
Mark R. Belgya	87,719	*
Kathryn W. Dindo	36,216	*
Paul J. Dolan	29,258	*
Barry C. Dunaway	76,347	*
Jay L. Henderson	3,938	*
Nancy Lopez Knight	16,938	*
Elizabeth Valk Long	55,937	*
Steven Oakland	91,134	*
Gary A. Oatey	38,282	*
Kirk L. Perry	—	—
Sandra Pianalto	3,333	*
Alex Shumate	11,333	*
Mark T. Smucker	177,396	*
Dawn C. Willoughby	—	—
19 Directors and executive officers as a group	3,999,778	3.5%

*	Less than 1%

(1)	In accordance with SEC rules, each beneficial owner’s holdings have been calculated assuming full exercise of outstanding stock options covering common shares, if any, exercisable by such owner within 60 days after June 19, 2017. The common share numbers include such options as follows: Richard K. Smucker, 41,667; Mark T. Smucker, 20,000; Mark R. Belgya, 25,000; Barry C. Dunaway, 20,000; Steven Oakland, 25,000; and all Directors and executive officers as a group, 156,668.

(2)	The beneficial ownership information set forth above also includes the following number of restricted shares beneficially owned by the persons identified below: Mark T. Smucker, 55,834; Mark R. Belgya, 43,830; Richard K. Smucker, 53,460; Steven Oakland, 47,201; Barry C. Dunaway, 40,966; and all Directors and executive officers as a group, 286,362.

The J. M. Smucker Company     2017 Proxy Statement    79

OWNERSHIP OF COMMON SHARES

(3)	Beneficial ownership of the following common shares included in the table is disclaimed by Richard K. Smucker: 1,433,392 common shares held by trusts for the benefit of family members (including Timothy P. Smucker) of which Richard K. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Richard K. Smucker is a trustee with shared investment power; and 187,067 common shares with respect to which Richard K. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Timothy P. Smucker: 477,798 common shares held by trusts for the benefit of family members of which Timothy P. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Timothy P. Smucker is a trustee with shared investment power; and 184,214 common shares with respect to which Timothy P. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Mark T. Smucker: 11,123 common shares with respect to which Mark T. Smucker disclaims voting or investment power.

The number of common shares beneficially owned by all Directors and executive officers as a group has been computed to eliminate duplication of beneficial ownership.

(4)	This number includes common shares held for the benefit of the individual named under the terms of the Amended and Restated Nonemployee Director Stock Plan (“Nonemployee Director Stock Plan”), the Nonemployee Director Deferred Compensation Plan, The J. M. Smucker Company 2006 Equity Compensation Plan (the “2006 Plan”), and the 2010 Plan as follows: Kathryn W. Dindo, 36,216; Paul J. Dolan, 29,258; Jay L. Henderson, 938; Nancy Lopez Knight, 16,763; Elizabeth Valk Long, 54,993; Gary A. Oatey, 33,282; Sandra Pianalto, 3,333; Alex Shumate, 11,333; and Timothy P. Smucker, 1,296. The common shares indicated are held in trust for the Directors named and are voted pursuant to their direction.

(5)	Because, under the Articles, shareholders may be entitled, on certain matters, to cast ten votes per share with regard to certain common shares and only one vote per share with regard to others, there may not be a correlation between the percentage of outstanding common shares owned and the voting power represented by those common shares. The total voting power of all the common shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership of common shares not held as of record in the name of individuals. There are no proposals on this year’s ballot for which the ten-votes-per-share provisions apply.

(6)	The number of shares beneficially owned is based on information set forth in a Schedule 13G/A of The Vanguard Group, Inc. (“Vanguard”), 100 Vanguard Blvd., Malvern, PA 19355, filed with the SEC on March 10, 2017. Vanguard is a U.S. company organized under the laws of the Commonwealth of Pennsylvania. The Schedule 13G/A indicated that, as of February 28, 2017, Vanguard had sole voting power as to 184,348 common shares, shared voting power as to 32,813 common shares, sole dispositive power as to 11,487,302 common shares, and shared dispositive power as to 218,625 common shares.

(7)

The number of shares beneficially owned is based on information set forth in a Schedule 13G/A of BlackRock, Inc. (“BlackRock”), 55 East 52nd Street, New York, NY 10055, filed with the SEC on January 24, 2017. BlackRock is a U.S. company organized under the laws of the State of Delaware. The Schedule 13G/A indicated that, as of December 31, 2016, BlackRock had sole voting power as to 6,265,389 common shares and sole dispositive power as to 7,400,753 common shares.

80    The J. M. Smucker Company     2017 Proxy Statement

OWNERSHIP OF COMMON SHARES

Section 16(a) Beneficial Ownership Reporting Compliance

Under the U.S. securities laws, our Directors, executive officers, and beneficial owners of more than 10% of our common shares are required to report their initial ownership of common shares and any subsequent changes in that ownership to the SEC and the NYSE. Due dates for the reports are specified by those laws, and we are required to disclose in this proxy statement any failure in the past year to file by the required dates. Based solely on written representations of our Directors and executive officers and on copies of the reports that they have filed with the SEC, it is our belief that all of our Directors and executive officers complied with all Section 16(a) filing requirements applicable to them with respect to transactions in our equity securities during fiscal year 2017, except for Richard K. Smucker, who had a late Section 16(a) filing to report a single open market purchase of the Company’s common shares of which he had not previously notified the Company, and David J. Lemmon, who had a late Section 16(a) filing due to a failure by the Company to timely report the vesting of his restricted stock units on June 7, 2017.

The J. M. Smucker Company     2017 Proxy Statement    81

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth certain information with respect to the following equity compensation plans of the Company as of April 30, 2017: The J. M. Smucker Company 1998 Equity and Performance Incentive Plan (the “1998 Plan”), the 2006 Plan, the 2010 Plan, the Nonemployee Director Stock Plan, and the Nonemployee Director Deferred Compensation Plan. All of these equity compensation plans have been approved by our shareholders, with the exception of the Nonemployee Director Deferred Compensation Plan, which was initially adopted by the Board on January 1, 2007 and amended and restated on January 1, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(1)(2)(3) (c)
Equity compensation plans approved by security holders (4)(5)	1,442,957	$112.84	5,264,155
Equity compensation plans not approved by security holders (6)	37,246	—	—
Total	1,480,203	$112.84	5,264,155

(1)	As of April 30, 2017, there were 5,264,155 common shares remaining available for grant as awards. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take restricted shares, restricted stock units, or other non-option awards into account.

(2)	Upon approval of the 2010 Plan by shareholders, no further awards could be made under the 1998 Plan, the Nonemployee Director Stock Plan, and the 2006 Plan, except that the provisions relating to the deferral of Director retainers and fees under the Nonemployee Director Stock Plan continued to apply to services rendered through December 31, 2006.

(3)	There is no established pool of authorized common shares under the Nonemployee Director Deferred Compensation Plan.

(4)	This amount includes 224,256 deferred stock units and restricted stock units outstanding under the Nonemployee Director Stock Plan, the 2006 Plan, and the 2010 Plan. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these deferred stock units and restricted stock units into account.

(5)	In June 2016, we granted several executive officers performance units with a one-year performance period, payable in restricted shares in June 2017. The actual number of performance units earned was not known as of April 30, 2017. Subsequent to April 30, 2017, the performance units earned were converted into 73,701 restricted shares. The actual number of restricted shares earned was included in column (a) for purposes of including the performance units outstanding at April 30, 2017. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these performance units into account.

(6)	This row includes 37,246 outstanding deferred stock units related to retainer and meeting fees voluntarily deferred by non-employee Directors under the Nonemployee Director Deferred Compensation Plan. The Nonemployee Director Deferred Compensation Plan provides each of our non-employee Directors with an opportunity to defer receipt of any portion of the cash compensation he or she receives for his or her service as a Director. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take these deferred stock units into account.

82    The J. M. Smucker Company     2017 Proxy Statement

ANNUAL REPORT

Our annual report for the fiscal year ended April 30, 2017 was mailed to each shareholder on or about June 30, 2017.

2018 SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the Company’s 2018 annual meeting and who wishes to have the proposal included in our proxy statement and form of proxy for that annual meeting must deliver the proposal to our Corporate Secretary so that it is received no later than March 2, 2018. In addition, according to the Regulations, if a shareholder intends to present a proposal (including with respect to Director nominations) at our 2018 annual meeting without the inclusion of that proposal in our proxy materials, the shareholder must deliver the proposal to our Corporate Secretary so that it is received no later than May 18, 2018, which is 90 calendar days before the first anniversary of the date of the preceding year’s annual meeting, and no earlier than April 18, 2018, which is 120 days before the first anniversary of the date of the preceding year’s annual meeting. After May 18, 2018, the notice would be considered untimely. If, however, the date of our 2018 annual meeting of shareholders is more than 30 days before or more than 60 days after the first anniversary of the date of the preceding year’s annual meeting, then the deadline for shareholders to notify us will be no earlier than the close of business on the 120th day prior to the date of such annual meeting and no later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by us.

OTHER MATTERS

We do not know of any matters to be brought before the meeting except as indicated in this notice. However, if any other matters properly come before the meeting for action, it is intended that the person authorized under solicited proxies may vote or act thereon in accordance with his or her own judgment.

“HOUSEHOLDING” OF PROXY MATERIALS

In accordance with the notices we have sent to registered shareholders, we are sending only one copy of our annual report and proxy statement to shareholders who share the same last name and mailing address, unless they have notified us that they want to continue receiving multiple copies. Each shareholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. We understand that the brokerage community has mailed similar notices to holders of common shares who hold their common shares in street name. This practice, known as “householding,” is permitted by the SEC and is designed to reduce duplicate mailings and save printing and postage costs, as well as conserve natural resources.

Shareholders who currently receive multiple copies of the annual report and proxy statement at their address and would like to request “householding” of their communications should contact their broker if they are a street name shareholder or, if they are a registered shareholder, should contact Computershare by calling 1-800-456-1169, or inform them in writing at Computershare Investor Services, P.O. Box 505000, Louisville, Kentucky 40233. Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the annual report and proxy statement in the future, may also notify their broker or Computershare. We will promptly deliver a separate copy of the annual report and proxy statement at a shared address to which a single copy was delivered upon written or oral request to Shareholder Services, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667, 330-684-3838.

The J. M. Smucker Company     2017 Proxy Statement    83

ELECTRONIC DELIVERY OF COMPANY SHAREHOLDER COMMUNICATIONS

If you are a registered shareholder, we encourage you to conserve natural resources, as well as reduce printing and mailing costs, by signing up to receive your shareholder communications from us electronically. Through participation in the eTree program sponsored by Computershare, we will have a tree planted on your behalf if you elect to receive your shareholder materials and documents electronically. The tree will be planted by American Forests, a leading conservation organization, to support revegetation and reforestation efforts in the United States. You will receive your shareholder information faster and will be able to access your documents, reports, and information on-line at the Investor Centre on Computershare’s website. Access www.eTree.com/smucker to enroll in electronic communications. With your consent, we will stop mailing paper copies of these documents and will notify you by e-mail when the documents are available to you, where to find them, and how to quickly submit your vote on-line. Your election to receive shareholder communications electronically will be effective until you cancel it.

Please note that, although there is no charge for accessing our annual meeting materials on-line, you may incur costs from service providers such as your Internet access provider and your telephone company. If you have any questions or need assistance, please call 1-866-602-0762.

VOTING RIGHTS OF COMMON SHARES

Under Article Fourth of the Articles, the holder of each outstanding common share is entitled to one vote on each matter submitted to a vote of our shareholders, except for the following specific matters:

•	any matter that relates to or would result in the dissolution or liquidation of the Company;

•

the adoption of any amendment to the Articles or the Regulations, or the adoption of amended Articles, other than the adoption of any amendment or amended Articles that increases the number of votes to which holders of our common shares are entitled or expands the matters to which time phased voting applies;

•	any proposal or other action to be taken by our shareholders relating to the Rights Agreement, dated as of May 20, 2009, between us and Computershare Trust Company, N.A. or any successor plan;

•	any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement, or agreement;

•

the adoption of any agreement or plan of or for the merger, consolidation, or majority share acquisition of us or any of our subsidiaries with or into any other person, whether domestic or foreign, corporate or noncorporate, or the authorization of the lease, sale, exchange, transfer, or other disposition of all, or substantially all, of our assets;

•

any matter submitted to our shareholders pursuant to Article Fifth (which relates to procedures applicable to certain business combinations) or Article Seventh (which relates to procedures applicable to certain proposed acquisitions of specified percentages of our outstanding common shares) of the Articles, as they may be further amended, or any issuance of our common shares for which shareholder approval is required by applicable stock exchange rules; and

•

any matter relating to the issuance of our common shares or the repurchase of our common shares that the Board determines is required or appropriate to be submitted to our shareholders under the Ohio Revised Code or applicable stock exchange rules.

On the matters listed above, common shares are entitled to ten votes per share if they meet the requirements set forth in the Articles. Common shares entitled to ten votes per share must meet one of the following criteria:

•	common shares for which there has not been a change in beneficial ownership in the past four years; or

•	common shares received through our various equity plans which have not been sold or otherwise transferred.

84    The J. M. Smucker Company     2017 Proxy Statement

VOTING RIGHTS OF COMMON SHARES

In the event of a change in beneficial ownership, the new owner of that common share will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share. There are no proposals on this year’s ballot for which the ten-votes-per-share provisions apply.

The express terms of the common shares provide that a change in beneficial ownership occurs whenever any change occurs in the person or group of persons who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions in respect of those common shares. In the absence of proof to the contrary, a change in beneficial ownership will be deemed to have occurred whenever common shares are transferred of record into the name of any other person. Moreover, corporations, general partnerships, limited partnerships, voting trustees, banks, trust companies, brokers, nominees, and clearing agencies will be entitled to only one vote per share on common shares held of record in their respective names unless written proof is provided to establish that there has been no change in the person or persons who direct the exercise of any of the rights of beneficial ownership of such shares, including the voting of common shares. Thus, shareholders who hold common shares in street name or through any of the other indirect methods mentioned above must be able to submit written proof of beneficial ownership in form and substance satisfactory to us in order to be entitled to exercise ten votes per share.

The foregoing is merely a summary of the voting terms of the common shares and this summary should be read in conjunction with, and is qualified in its entirety by reference to, the express terms of those common shares, as set forth in the Articles. A copy of the Articles is posted on our website at www.jmsmucker.com and is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, One Strawberry Lane, Orrville, Ohio 44667.

The J. M. Smucker Company     2017 Proxy Statement    85

Appendix A

	Year Ended April 30,
(Dollars in millions, except per share data)	2017	2016
Net income reconciliation:
Net income	$592.3	$ 688.7
Income taxes	286.1	289.2
Amortization	207.3	208.4
Impairment charges	133.2	—
Unallocated derivative losses (gains)	27.2	(12.0)
Cost of products sold - special project costs	5.7	12.2
Other special project costs	76.9	135.9
Adjusted income before income taxes	$1,328.7	$1,322.4
Income taxes, as adjusted(A)	432.8	391.1
Adjusted income	$895.9	$ 931.3
Weighted-average shares - assuming dilution	116,120,780	119,477,312
Adjusted earnings per share - assuming dilution	$ 7.72	$7.79
Adjusted earnings per share - assuming dilution reconciliation:
Adjusted earnings per share - assuming dilution	$7.72	$7.79
Less: Net deferred tax benefit	—	(0.31)
Adjusted earnings per share (as modified)	$7.72	$7.48
Free cash flow reconciliation:
Net cash provided by operating activities	$1,059.0	$1,461.0
Additions to property, plant, and equipment	(192.4)	(201.4)
Free cash flow	$866.6	$1,259.6
(A)	Income taxes, as adjusted is based upon our GAAP effective tax rate and reflects the impact of items excluded from GAAP net income to derive adjusted income.

A-1

DIRECTIONS TO THE ANNUAL MEETING

PUBLIC TRANSPORTATION:

Regional Transit Authority (RTA) on the Red Line:
Red Line to Tower City – Public Square Station, exit the train and take the elevator to M3, turn right out of elevator and the hotel's arrival lobby is located to the left.

FROM AKRON/CANTON:

Interstate 77 North into downtown Cleveland. Exit onto East Ninth Street, turn right at stop sign, and then merge towards the left. At third light turn left onto Huron Road. Turn right onto West Third Street.

FROM COLUMBUS/MANSFIELD:

Interstate 71 North into downtown Cleveland. Exit onto Ontario Street, and at third light turn left onto Huron Road. Turn right onto West Third Street.

The Justice Center
Cleveland Police Headquarters and Museum
WEST 3RD STREET
W ST CLAIR AVE
Cleveland Marriott Downtown at Key Center
WEST MALL DRIVE
Fountain of Eternal Life
ROCKWELL AVE
Cleveland Public Library
Learning Center and Money Museum
East 6th Street
VINCENT AVENUE
Howard M. Metzenbaum United States Courthouse
E 3RD ST
SUPERIOR AVENUE
Hyatt Regency Cleveland at The Arcade
The Arcade
Holiday Inn Express Cleveland Downtown
Old Stone Church
St Clair Avenue
EUCLID
Public Square
Soldiers' & Sailors' Monument
Tower City Center
Cleveland Visitors Center
The Corner Alley
Pickwick & Frolic
House of Blues
EAST 4TH STREET
5th Street Arcades
Residence Inn Cleveland Downtown
West 6th Street
FRANKFORT AVENUE
WEST 6TH STREET
EAST 4TH STREET
PROSPECT AVENUE
Renaissance Cleveland Hotel
Transit Information
JACK Cleveland Casino
Tower City–Public Square
W PROSPECT AVE
E 4TH ST
HIGH AVE
The Bike Rack (Rental)
HURON ROAD
W 4TH ST
W 3RD ST
The Ritz-Carlton Cleveland
W 2ND ST
WEST HURON ROAD
Carl B. Stokes Federal Courthouse
CANAL ROAD
Quicken Loans
ONTA

PRINTED WITH SOY INK

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 15, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 15, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E31160-P95477-Z70437 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE J. M. SMUCKER COMPANY

The Board of Directors recommends you vote “FOR” the following proposals:

1.	Election of Directors whose term of office will expire in 2018.

	Nominees:		For	Against	Abstain

	1a.	Kathryn W. Dindo	☐	☐	☐

	1b.	Paul J. Dolan	☐	☐	☐

	1c.	Jay L. Henderson	☐	☐	☐

	1d.	Nancy Lopez Knight	☐	☐	☐

	1e.	Elizabeth Valk Long	☐	☐	☐

	1f.	Gary A. Oatey	☐	☐	☐

	1g.	Kirk L. Perry	☐	☐	☐

	1h.	Sandra Pianalto	☐	☐	☐

	1i.	Alex Shumate	☐	☐	☐

	1j.	Mark T. Smucker	☐	☐	☐

	1k.	Richard K. Smucker	☐	☐	☐

	1l.	Timothy P. Smucker	☐	☐	☐

	1m.	Dawn C. Willoughby	☐	☐	☐

Please sign your name EXACTLY as it appears on this proxy. Joint owners should each sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

			For	Against	Abstain

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2018 fiscal year.		☐	☐	☐

3.	Advisory approval of the Company’s executive compensation.		☐	☐	☐

The Board of Directors recommends you vote “1 YEAR” on the following proposal:		1 Year	2 Years	3 Years	Abstain

4.	Advisory approval on the frequency of holding future advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote “AGAINST” the following proposal:			For	Against	Abstain

5.	Shareholder proposal requesting the Company issue a report on renewable energy.		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

			Yes	No

Please indicate if you plan to attend this meeting.			☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The J. M. Smucker Company Notice of 2017 Annual Meeting and Proxy Statement and 2017 Annual Report

are available at www.proxyvote.com.

E31161-P95477-Z70437

Proxy — THE J. M. SMUCKER COMPANY

THE J. M. SMUCKER COMPANY

One Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on August 16, 2017

The authorized party as herein noted (the “Authorized Party”) hereby appoints Richard K. Smucker, Mark T. Smucker, and Jeannette L. Knudsen, or any of them, proxies with full power of substitution to vote, as designated on the reverse side, all common shares that the Authorized Party is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of The J. M. Smucker Company to be held on August 16, 2017 or at any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

V.1.1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 11, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 11, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E31162-P95477-Z70437 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE J. M. SMUCKER COMPANY

The Board of Directors recommends you vote “FOR” the following proposals:

1.	Election of Directors whose term of office will expire in 2018.

	Nominees:		For	Against	Abstain

	1a.	Kathryn W. Dindo	☐	☐	☐

	1b.	Paul J. Dolan	☐	☐	☐

	1c.	Jay L. Henderson	☐	☐	☐

	1d.	Nancy Lopez Knight	☐	☐	☐

	1e.	Elizabeth Valk Long	☐	☐	☐

	1f.	Gary A. Oatey	☐	☐	☐

	1g.	Kirk L. Perry	☐	☐	☐

	1h.	Sandra Pianalto	☐	☐	☐

	1i.	Alex Shumate	☐	☐	☐

	1j.	Mark T. Smucker	☐	☐	☐

	1k.	Richard K. Smucker	☐	☐	☐

	1l.	Timothy P. Smucker	☐	☐	☐

	1m.	Dawn C. Willoughby	☐	☐	☐

Please sign your name EXACTLY as it appears on this proxy. Joint owners should each sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

			For	Against	Abstain

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2018 fiscal year.		☐	☐	☐

3.	Advisory approval of the Company’s executive compensation.		☐	☐	☐

The Board of Directors recommends you vote “1 YEAR” on the following proposal:		1 Year	2 Years	3 Years	Abstain

4.	Advisory approval on the frequency of holding future advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote “AGAINST” the following proposal:			For	Against	Abstain

5.	Shareholder proposal requesting the Company issue a report on renewable energy.		☐	☐	☐

Instructions regarding Non-Directed Shares:			Yes	No

I wish to direct the Trustee to vote the Non-Directed Shares in the same way as my Allocated Shares.			☐	☐

			Yes	No

Please indicate if you plan to attend this meeting.			☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The J. M. Smucker Company Notice of 2017 Annual Meeting and Proxy Statement, 2017 Annual Report, and

Plan Letter are available at www.proxyvote.com.

E31163-P95477-Z70437

Proxy — THE J. M. SMUCKER COMPANY

THE J. M. SMUCKER COMPANY

One Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on August 16, 2017

VOTING INSTRUCTIONS

TO:

Fidelity Management Trust Company, Trustee (the “Trustee”) under

The J. M. Smucker Company Employee Stock Ownership Plan and

The J. M. Smucker Company Employee Savings Plan

(each referred to hereinafter as the “Plan”)

I, the authorized party as herein noted, as a participant in or a beneficiary of one or more of the above-referenced Plans, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse side of this card and the provisions of the Plan(s), all common shares of The J. M. Smucker Company (the “Company”) allocated to my account under the Plan(s) (“Allocated Shares”) as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 16, 2017 (or at any adjournment or postponement thereof), and in the Trustee’s discretion to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

In addition to voting the Allocated Shares, you may also use this card to vote non-directed shares held in the Plan(s) (“Non-Directed Shares”), as determined in accordance with the terms of the Plan(s). For more information concerning voting Non-Directed Shares, please refer to the reverse side of this card and the enclosed instructions.

The Trustee will vote any shares allocated to your account for which timely instructions are received from you by 11:59 p.m. Eastern Time on August 11, 2017, in accordance with the Plan(s).

When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations and for Allocated Shares only.

Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

V.1.1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 11, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 11, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E31164-P95477-Z70437 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE J. M. SMUCKER COMPANY

The Board of Directors recommends you vote “FOR” the following proposals:

1.	Election of Directors whose term of office will expire in 2018.

	Nominees:		For	Against	Abstain

	1a.	Kathryn W. Dindo	☐	☐	☐

	1b.	Paul J. Dolan	☐	☐	☐

	1c.	Jay L. Henderson	☐	☐	☐

	1d.	Nancy Lopez Knight	☐	☐	☐

	1e.	Elizabeth Valk Long	☐	☐	☐

	1f.	Gary A. Oatey	☐	☐	☐

	1g.	Kirk L. Perry	☐	☐	☐

	1h.	Sandra Pianalto	☐	☐	☐

	1i.	Alex Shumate	☐	☐	☐

	1j.	Mark T. Smucker	☐	☐	☐

	1k.	Richard K. Smucker	☐	☐	☐

	1l.	Timothy P. Smucker	☐	☐	☐

	1m.	Dawn C. Willoughby	☐	☐	☐

Please sign your name EXACTLY as it appears on this proxy.

			For	Against	Abstain

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2018 fiscal year.		☐	☐	☐

3.	Advisory approval of the Company’s executive compensation.		☐	☐	☐

The Board of Directors recommends you vote “1 YEAR” on the following proposal:		1 Year	2 Years	3 Years	Abstain

4.	Advisory approval on the frequency of holding future advisory votes on executive compensation.	☐	☐	☐	☐

The Board of Directors recommends you vote “AGAINST” the following proposal:			For	Against	Abstain

5.	Shareholder proposal requesting the Company issue a report on renewable energy.		☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The J. M. Smucker Company Notice of 2017 Annual Meeting and Proxy Statement and 2017 Annual Report

are available at www.proxyvote.com.

E31165-P95477-Z70437

Proxy — THE J. M. SMUCKER COMPANY

THE J. M. SMUCKER COMPANY

One Strawberry Lane, Orrville, Ohio 44667-0280

Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on August 16, 2017

VOTING INSTRUCTIONS

TO:

Fidelity Management Trust Company, Trustee (the “Trustee”) under

The J. M. Smucker Company Non-Employee Director Deferred Compensation Plan (the “Plan”)

I, the authorized party as herein noted, as a participant in or a beneficiary of the Plan, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse side of this card and the provisions of the Plan, all common shares of The J. M. Smucker Company (the “Company”) allocated to my account under the Plan as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 16, 2017 (or at any adjournment or postponement thereof), and in the Trustee’s discretion to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

The Trustee will vote any shares allocated to your account for which timely instructions are received from you by 11:59 p.m. Eastern Time on August 11, 2017, in accordance with the Plan.

When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

V.1.1

THE J. M. SMUCKER COMPANY

LETTER TO PARTICIPANTS OR BENEFICIARIES IN THE J. M. SMUCKER COMPANY EMPLOYEE STOCK OWNERSHIP PLAN AND THE J. M. SMUCKER COMPANY EMPLOYEE SAVINGS PLAN

Enclosed are materials relating to the Annual Meeting of Shareholders of The J. M. Smucker Company (the “Company”), which will be held on August 16, 2017. You are receiving these materials because you were a participant or beneficiary in one or both of the benefit plans listed above as of the June 19, 2017 record date. As a participant or beneficiary in one of the plans, you are also a beneficial owner of common shares of the Company that are held in the plans. As a beneficial owner, you are entitled to direct the trustee under each of the plans on how to vote those shares with respect to issues being submitted to the shareholders at the Company’s Annual Meeting. The trustee of both of the above referenced plans is Fidelity Management Trust Company.

The purpose of this letter is to give you information on how to provide voting direction to the trustee on shares allocated to your account under one or both of the plans. This letter also discusses a right that you have under the plans to provide direction to the trustee on how to vote certain other shares that are allocated to other participants and beneficiaries, but are not voted. This letter also outlines what it means if you exercise your right with respect to those other shares. Before making a decision on how to instruct the trustee, you should carefully read this letter and the enclosed materials.

HOW DO I PROVIDE DIRECTION TO THE TRUSTEE?

As a participant or beneficiary in one or both of the above referenced plans, you may direct the trustee how to vote all shares allocated to your account. You may also direct the trustee how to vote shares allocated to the accounts of other participants and beneficiaries who do not themselves provide direction to the trustee on how to vote those shares (these are “Non-Directed Shares”).

If you do not direct the trustee how to vote the shares which are allocated to your account, those shares will be voted by the trustee in accordance with the direction of other participants and beneficiaries.

The trustee will vote shares under a particular plan based upon the direction of participants and beneficiaries in the plan who timely return voting instruction cards like the one that is enclosed. If you are a participant or beneficiary in both plans, you will receive one voting instruction card listing the shares for all plans in which you participate.

To direct the trustee how to vote shares allocated to your account under the plans in which you participate, simply mark your choices on the enclosed voting instruction card. In addition, you may, by marking the appropriate square on the voting instruction card, direct the trustee to vote the Non-Directed Shares in the same way as you direct the trustee to vote your allocated shares.

If you elect to direct the trustee how to vote your allocated shares and/or the Non-Directed Shares, you must follow the voting instructions summarized on the voting instruction card. In order for the trustee to be able to vote the shares at the Company’s Annual Meeting, the trustee must receive your voting instructions by the deadline indicated on the voting instruction card.

Your decision whether or not to direct the trustee to vote shares in the plans will be treated confidentially by the trustee and will not be disclosed to the Company or any of its employees, officers, or directors.

VOTING RIGHTS OF SHARES

The Company’s Amended Articles of Incorporation provide generally that each common share will entitle the holder to one vote on each matter properly submitted to shareholders, except for certain matters listed in the Amended Articles of Incorporation. On those listed matters, shareholders are entitled to exercise ten votes per share unless there has been a change in beneficial ownership of the common share in the past four years. In the event of a change in beneficial ownership, the new owner of that common share will be entitled to only one vote with respect to that common share on all matters until four years pass without a further change in beneficial ownership of the share. The ten-votes-per-share provisions do not apply to any of the proposals to be voted on at the Company’s Annual Meeting.

FIDUCIARY STATUS

Each plan participant or beneficiary is a “named fiduciary” (as defined in Section 402(a)(2) of the Employee Retirement Income Security Act of 1974, as amended) with respect to a decision to direct the trustee how to vote the shares allocated to his or her account. Individuals considered to be named fiduciaries are required to act prudently, solely in the interest of the participants and beneficiaries of the plans, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plans. A named fiduciary may be subject to liability for his or her actions as a fiduciary. By marking, signing, dating, and returning the enclosed voting instruction card, or by submitting your vote online or by phone, you are accepting your designation under the plans as a named fiduciary. You should, therefore, exercise your voting rights prudently. You should mark, sign, date, and return the voting instruction card, or submit your vote online or by phone, only if you are willing to act as a named fiduciary.

If you direct the trustee how to vote the Non-Directed Shares, you will be a named fiduciary with respect to that decision also. You are similarly required to act prudently, solely in the interest of the participants and beneficiaries of the plans, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plans in giving direction on the Non-Directed Shares, if you choose to do so.

All questions and requests for assistance should be directed to the Company’s Shareholder Services department at (330) 684-3838.